As filed with the Securities and Exchange Commission on December 15, 2011
Securities Act Registration No. 333-
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment   ☐
Post-Effective Amendment No.   ☐
Horizon Technology Finance Corporation
(Exact name of Registrant as specified in its charter)
312 Farmington Avenue
Farmington, Connecticut 06032
(Address of Principal Executive Offices)

(860) 676-8654
(Registrant’s Telephone Number, Including Area Code)

Robert D. Pomeroy, Jr.
Chief Executive Officer
Horizon Technology Finance Corporation
312 Farmington Avenue
Farmington, Connecticut 06032
(Name and Address of Agent for Service)

Copies to:
Stephen C. Mahon, Esq.
Toby D. Merchant, Esq.
Squire, Sanders & Dempsey (US) LLP
221 East Fourth Street, Suite 2900
Cincinnati, Ohio 45202
(513) 361-1200
(513) 361-1201 – Facsimile

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
From time to time after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☑
It is proposed that this filing will become effective (check the appropriate box)
☐ When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered	Unit	Price(1)	Registration Fee(7)
Primary Offering:
Common Stock, $0.001 par value per share(2)
Preferred Stock(2)
Subscription Rights(3)
Debt Securities(4)
Warrants(5)
Units(6)
Primary Offering Total			$250,000,000	$28,650
Secondary Offering:
Common Stock, $0.001 par value per share(2)	1,322,669	$16.00(8)	$21,162,704	$2,426
Secondary Offering Total				$2,426
Total				$31,076

(1)	Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(2)	Subject to Note 7 below, there is being registered hereunder an indeterminate amount of common stock or preferred stock as may be sold, from time to time. This includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(3)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold from time to time, representing rights to purchase common stock.

(4)	Subject to Note 7 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(5)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(6)	Subject to Note 7 below, there is being registered hereunder an indeterminate principal amount of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder and may also include securities issued by the U.S. Treasury.

(7)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $271,162,704.

(8)	Pursuant to Rule 457(c) of the Securities Act of 1933, as amended, the proposed maximum aggregate offering price and the amount of the registration fee have been determined on the basis of the high and low market prices of the Company’s common stock reported on the NASDAQ Global Market on December 12, 2011.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to Completion, dated , 2011
 $250,000,000
Horizon Technology Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants
Units
and
1,322,669 Shares of Common Stock Offered by the Selling Stockholders

We are a non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). We are externally managed by Horizon Technology Finance Management LLC, a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Our investment objective is to maximize our investment portfolio’s return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units, which we refer to, collectively, as the “securities.” In addition, certain of our stockholders may offer for resale, from time to time, up to an aggregate of 1,322,669 shares of common stock under this prospectus. We will not receive any of the proceeds from the sale of shares of our common stock by any selling stockholders.

We and/or the selling stockholders may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock or warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (2) to the extent such an offer or sale is approved by a majority of our stockholders and by our board of directors (our “Board”); or (3) under such other circumstances as may be permitted under the 1940 Act or by the Securities and Exchange Commission (the “SEC”).

The shares of our common stock which are offered for resale by this prospectus are offered for the accounts of one or more of the selling stockholders named herein, who acquired such shares as described under “Selling Stockholders.” We have agreed to bear specific expenses in connection with the registration and sale of the common stock being offered by the selling stockholders.

Our common stock is listed on The NASDAQ Global Market (“NASDAQ”) under the symbol “HRZN.” On December 13, 2011, the last reported sale price of a share of our common stock on NASDAQ was $15.89. The net asset value per share of our common stock at September 30, 2011 (the last date prior to the date of this prospectus on which we determined net asset value) was $17.36.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this public offering. See “Risk Factors — Risks Related to Offerings Under This Prospectus — Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering” on page 31 for more information.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities and should be retained for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at www.horizontechnologyfinancecorp.com and intend to make all of the foregoing information available, free of charge, on or through our website. You may also obtain such information by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling us at (860) 676-8654. The SEC maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occur. For more information regarding these risks, please see “Risk Factors” beginning on page 14.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is          , 2011

You should rely only on the information contained in this prospectus or any accompanying supplement to this prospectus. We have not, and the selling stockholders have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholders are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will update this prospectus to reflect material changes to the information contained herein.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units, on terms to be determined at the time of the offering, and the selling stockholders may offer for resale up to 1,322,669 shares of our common stock. This prospectus provides you with a general description of the securities that we and/or one or more of the selling stockholders may offer. Each time we and/or one or more of the selling stockholders use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Where You Can Find More Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Horizon Technology Finance Corporation, a Delaware corporation, was formed on March 16, 2010 for the purpose of acquiring, continuing and expanding the business of its wholly-owned subsidiary, Compass Horizon Funding Company LLC, a Delaware limited liability company, which we refer to as “Compass Horizon,” raising capital in its initial public offering, or IPO, and operating as an externally managed BDC under the 1940 Act. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Company” refer to Compass Horizon and its consolidated subsidiary prior to our IPO and to Horizon Technology Finance Corporation and its consolidated subsidiaries after the IPO. In addition, we refer to Horizon Technology Finance Management LLC, a Delaware limited liability company, as “HTFM,” our “Advisor” or our “Administrator.”

Our Company

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services, and cleantech industries (collectively, our “Target Industries”). Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans (“Venture Loans”) to companies backed by established venture capital and private equity firms in our Target Industries (“Venture Lending”). We also selectively lend to publicly traded companies in our Target Industries.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

We have elected to be treated for federal income tax purposes as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code (the “Code”). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution, asset diversification and other requirements.

We are externally managed and advised by our Advisor. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Our Advisor

Our investment activities are managed by our Advisor and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our diversified portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation by our Advisor of the Company, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers, including its two co-founders, Robert D. Pomeroy, Jr., our Chief Executive Officer, and Gerald A. Michaud, our President. The other senior managers include Christopher M. Mathieu, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer, and Daniel S. Devorsetz, our Senior Vice President and Chief Credit Officer.

Our Strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. To further implement our business strategy, our Advisor will continue to employ the following core strategies:

•	Structured Investments in the Venture Capital and Private Equity Markets. We make loans to development-stage companies within our Target Industries typically in the form of secured amortizing loans. The secured amortizing debt structure provides a lower risk strategy, as compared to equity investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current pay interest and amortization of loan principal and have a senior position in the capital structure to equity in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our loans primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the loan. Only the potential gains from warrants are dependent upon exits.

•	“Enterprise Value” Lending. We and our Advisor take an enterprise value approach to the loan structuring and underwriting process. We secure a senior or subordinated lien position against the enterprise value of a portfolio company.

•	Creative Products with Attractive Risk-Adjusted Pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include, but are not limited to, funds for additional development runways, funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current pay interest, commitment fees, final payments, pre-payment fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ requirements while mitigating risk and maximizing returns on our investments.

•	Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest and fees, we obtain warrants to purchase the equity of our portfolio companies as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors.

•	Direct Origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.

•	Disciplined and Balanced Underwriting and Portfolio Management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development-stage or geographic area. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans.

•	Use of Leverage. We use leverage to increase returns on equity through revolving credit facilities provided by WestLB AG (the “WestLB Facility”) and Wells Fargo Capital Finance, LLC (the “Wells Facility” and collectively with the WestLB Facility, the “Credit Facilities”). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for additional information about the Credit Facilities.

Market Opportunity

We focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services and cleantech. The technology sectors we focus on include communications, networking, wireless communications, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include biotechnology, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include diagnostics, medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include alternative energy, water purification, energy efficiency, green building materials and waste recycling.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the increased level of risk associated with lending to development-stage companies. Potential benefits include:

•	interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions;

•	the loan support provided by cash proceeds from equity capital invested by venture capital and private equity firms;

•	relatively rapid amortization of loans;

•	senior ranking to equity and collateralization of loans to minimize potential loss of capital; and

•	potential equity appreciation through warrants.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, as it:

•	is typically less dilutive to the equity holders than additional equity financing;

•	extends the time period during which a portfolio company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and

•	allows portfolio companies to better match cash sources with uses.

Competitive Strengths

We believe that we, together with our Advisor, possess significant competitive strengths, which include the following:

•	Consistently Execute Commitments and Close Transactions. Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and closing Venture Loans. Our Advisor has directly originated, underwritten and managed more than 130 Venture Loans with an aggregate original principal amount over $800 million since it commenced operations in 2004. In our experience, prospective portfolio companies prefer lenders that have demonstrated their ability to deliver on their commitments.

•	Robust Direct Origination Capabilities. Our Advisor’s managing directors each have significant experience originating Venture Loans in our Target Industries. This experience has given each managing director a deep knowledge of our Target Industries and an extensive base of transaction sources and references. Our Advisor’s brand name recognition in our market has resulted in a steady flow of high quality investment opportunities that are consistent with the strategic vision and expectations of our Advisor’s senior management.

•	Highly Experienced and Cohesive Management Team. Our Advisor has had the same senior management team of experienced professionals since its inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.

•	Relationships with Venture Capital and Private Equity Investors. Our Advisor has developed strong relationships with venture capital and private equity firms and their partners. The strength and breadth of our Advisor’s venture capital and private equity relationships would take considerable time and expense to develop.

•	Well-Known Brand Name. Our Advisor has originated Venture Loans to more than 130 companies in our Target Industries under the “Horizon Technology Finance” brand. Each of these companies is backed by one or more venture capital or private equity firms. We believe that the “Horizon Technology Finance” brand, as a competent, knowledgeable and active participant in the Venture Lending marketplace, will continue to result in a significant number of referrals and prospective investment opportunities in our Target Industries.

Our Portfolio

Since our inception and through September 30, 2011, we have funded 65 portfolio companies and have invested $337.9 million in loans (including 28 loans that have been repaid). As of September 30, 2011, our total investment portfolio consisted of 37 loans which totaled $174.4 million and our net assets were $132.4 million. Our existing loans are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The loans in our loan portfolio generally are not rated by any rating agency. For the nine months ended September 30, 2011, our loan portfolio had a dollar-weighted average annualized yield of approximately 14.6% (excluding any yield from warrants). As of September 30, 2011, our loan portfolio had a dollar-weighted average term of approximately 38 months from inception and a dollar-weighted average remaining term of approximately 28 months. In addition, we held warrants to purchase either common stock or preferred stock in 48 portfolio companies. As of September 30, 2011, our loans had an original committed principal amount of between $1 million and $12 million, repayment terms of between 30 and 48 months and bore current pay interest at annual interest rates of between 10% and 14%.

Risk Factors

The values of our assets, as well as the market price of our shares, fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in us involves other risks, including the following:

•	We have a limited operating history and may not be able to achieve our investment objective or generate sufficient revenue to make or sustain distributions to our stockholders and your investment in us could decline substantially;

•	We may not replicate the historical results achieved by us or other entities managed or sponsored by members of our Advisor or its affiliates;

•	We and our Advisor have limited experience operating under the constraints imposed on a BDC or managing an investment company, which may affect our ability to manage our business and impair your ability to assess our prospects;

•	We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel;

•	We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline;

•	If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level federal income tax;

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital, which may expose us to additional risks;

•	We have not yet identified many of the potential investment opportunities for our portfolio that we will invest in with the proceeds of an offering under this registration statement;

•	If our investments do not meet our performance expectations, you may not receive distributions;

•	Most of our portfolio companies will need additional capital, which may not be readily available;

•	Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition;

•	Our investment strategy focuses on investments in development-stage companies in our Target Industries, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and would be typically rated below “investment grade”;

•	We cannot assure you that the market price of shares of our common stock will not decline following an offering;

•	Subsequent sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock;

•	Our common stock price may be volatile and may decrease substantially;

•	We may allocate the net proceeds from an offering in ways with which you may not agree;

•	Your interest in us may be diluted if you do not fully exercise subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares;

•	Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering;

•	If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material;

•	There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in debt securities that we may issue may not receive all of the interest income to which they are entitled;

•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering;

•	Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan;

•	The trading market or market value of publicly issued debt securities that we may issue may fluctuate;

•	Terms relating to redemption may materially adversely affect return on any debt securities that we may issue; and

•	Our credit ratings may not reflect all risks of an investment in any debt securities that we may issue.

See “Risk Factors” beginning on page 14 and the other information included in this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our securities.

Company Information

Our administrative and executive offices and those of our Advisor are located at 312 Farmington Avenue, Farmington, Connecticut 06032, and our telephone number is (860) 676-8654. Our corporate website is located at www.horizontechnologyfinancecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

OFFERINGS

We may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, on terms to be determined at the time of the offering. Any debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The selling stockholders may offer, from time to time, up to 1,322,669 shares of our common stock for resale at prices and on terms to be set forth in one or more supplements to this prospectus.

We and/or one or more of the selling stockholders may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We and/or the selling stockholders may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of proceeds	We intend to use the net proceeds from selling our securities to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for working capital and general corporate purposes. We will not receive any proceeds from the sale of our common stock by the selling stockholders.

Listing	Our common stock is traded on NASDAQ under the symbol “HRZN.”

Dividends and Distributions	We pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board. Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of RIC status and such other factors as our Board may deem relevant from time to time.

Taxation	We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Leverage	We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Dividend Reinvestment Plan	We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically opt out of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Sales of Common Stock Below Net Asset Value	In the event we offer common stock or warrants or rights to acquire such common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (2) to the extent such an offer or sale is approved by a majority of our stockholders and our Board; or (3) under such other circumstances as may be permitted under the 1940 Act or by the SEC. For purposes of (2) above, a “majority” of outstanding securities is defined in the 1940 Act as (i) 67% or more of the voting securities present at a stockholders’ meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less.

Certain Anti-Takeover Provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Common Stock That We May Issue.”

Investment Management Agreement	We have entered into an investment management agreement (the “Investment Management Agreement”) with our Advisor, under which our Advisor, subject to the overall supervision of our Board, manages our day-to-day operations and provides investment advisory services to us. For providing these services, our Advisor receives a base management fee from us, paid monthly in arrears, at an annual rate of 2% of our gross assets, including any assets acquired with the proceeds of leverage. The Investment Management Agreement also provides that our Advisor or its affiliates may be entitled to an incentive fee under certain circumstances. The incentive fee has two parts, which are independent of each other, with the result that one part may be payable even if the other is not. Under the first part, we will pay our Advisor each quarter 20% of the amount by which our accrued net income for the quarter after expenses and excluding the effect of any realized capital gains and losses and any unrealized appreciation and depreciation for the quarter exceeds 1.75% (which is 7% annualized) of our average net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” feature. Under the second part of the incentive fee, we will pay our Advisor at the end of each calendar year 20% of our realized capital gains from inception through the end of that year, computed net of all realized capital losses and all unrealized depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is not subject to any minimum return to stockholders. The Investment Management Agreement may be terminated by either party without penalty by delivering written notice to the other party upon not more than 60 days’ written notice. See “Investment Management and Administration Agreements — Investment Management Agreement.”

Administration Agreement	We reimburse our Administrator for the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement (the “Administration Agreement”), including furnishing rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and chief financial officer and their respective staffs. See “Investment Management and Administration Agreements — Administration Agreement.”

Available Information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. You may also obtain such information by contacting us at 312 Farmington Avenue, Farmington, Connecticut 06032 or by calling us at (860) 676-8654. We intend to provide much of the same information on our website at www.horizontechnologyfinancecorp.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)
Dividend Reinvestment Plan Fees	None	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)		%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)
Base Management Fee	3.30	%(4)
Incentive Fees Payable Under the Investment Management Agreement	2.15	%(5)
Interest Payments on Borrowed Funds	2.12	%(6)
Other Expenses (estimated)	1.81	%(7)

Total Annual Expenses (estimated)	9.38	%(4)(8)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by us.

(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses” in the table. See “Dividend Reinvestment Plan.”

(4)	Our base management fee under the Investment Management Agreement is based on our gross assets, which includes assets acquired using leverage, and is payable monthly in arrears. The management fee referenced in the table above assumes the base management fee remains consistent with fees incurred for the three months ended September 30, 2011. See “Investment Management and Administration Agreements — Investment Management Agreement.”

(5)	Our incentive fee payable under the Investment Management Agreement consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 1.75% quarterly (7% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a “catch-up,” 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Advisor will receive 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash.

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Management and Administration Agreements — Investment Management Agreement.”

The incentive fee payable to our Advisor is based on the actual amount incurred under the first part of the Investment Management Agreement during the three months ended September 30, 2011, annualized for a full year. As we cannot predict the occurrence of any capital gains from the portfolio, we have assumed no Incentive Fee Capital Gains.

(6)	We will continue to borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings are indirectly borne by our investors. For purposes of this section, we have computed the interest expense using the balance outstanding at September 30, 2011. We used the LIBOR rate on September 30, 2011 and the interest rates on the Credit Facilities. We have also included the estimated amortization of fees incurred in establishing the Credit Facilities. At September 30, 2011, we had approximately $66 million outstanding under the WestLB Facility and approximately $16 million outstanding under the Wells Facility. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Investment Management and Administration Agreements — Administration Agreement.” “Other Expenses” are based on estimated amounts to be incurred on an annual basis.

(8)	“Total Annual Expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$179	$337	$480	$780

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown.

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement is unlikely to be significant assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. See “Investment Management and Administration Agreements — Examples of Incentive Fee Calculation” for additional information regarding the calculation of incentive fees. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects our consolidated operations. The selected financial data for the period from October 29, 2010 to December 31, 2010, the period from January 1, 2010 to October 28, 2010, the year ended December 31, 2009 and the period from March 4, 2008 to December 31, 2008 have been derived from our consolidated financial statements that have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm. Interim financial information for the nine months ended September 30, 2011 and 2010 is derived from our unaudited consolidated financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. Results for the year ended December 31, 2010 and the nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the current year. You should read this selected consolidated financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto.

		Pre-IPO Prior
	Post-IPO as a	to becoming a	Post-IPO as a
	Business	Business	Business
	Development	Development	Development			March 4,
	Company	Company	Company			2008
	Nine Months	Nine Months	October 29,	January 1,		(Inception)
	Ended	Ended	2010 to	2010 to	Year Ended	through
	September 30,	September 30,	December 31,	October 28,	December 31,	December 31,
	2011	2010	2010	2010	2009	2008
	(Dollar amounts in thousands, except per share data)

Total investment income	$17,871	$13,250	$3,251	$14,956	$15,326	$7,021
Total expenses	10,670	5,372	1,892	5,931	6,769	4,031
Net investment income	7,201	7,878	1,359	9,025	8,557	2,990
Credit (provision) for loan losses	—	739	—	739	(274)	(1,650)
Net realized gain (loss) on investments	5,544	(2)	611	69	138	22
Net unrealized (depreciation) appreciation on investments	(2,535)	1,549	1,449	1,481	892	(73)
Net increase in net assets resulting from operations	$10,210	$10,164	$3,419	$11,314	$9,313	$1,289
Net investment income per common share	$0.95	N/A	$0.18	N/A	N/A	N/A
Net increase in net assets per common share	$1.34	N/A	$0.45	N/A	N/A	N/A
Per share dividend declared	$0.73	N/A	$0.22	N/A	N/A	N/A
Dollar amount of dividends declared	$5,551	N/A	$1,662	N/A	N/A	N/A
Weighted average common shares	7,604,345	N/A	7,555,722	N/A	N/A	N/A

	September 30,	September 30,	December 31,	December 31,	December 31,
	2011	2010	2010	2009	2008
	(Dollar amounts in thousands, except per share data)

Balance sheet data at period end:
Investments	$180,186	$137,818	$136,810	$111,954	$92,174
Cash and cash equivalents	32,598	19,219	76,793	9,892	20,024
Other assets	4,087	2,899	2,602	3,022	3,017
Total assets	216,871	159,936	216,205	124,868	115,215
Total liabilities	84,492	89,870	89,010	65,375	65,430
Total net assets	132,379	70,065	127,195	59,493	49,785

SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following tables set forth certain quarterly financial information for each of the eleven quarters ending with the quarter ended September 30, 2011. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	2011
	Q3	Q2	Q1
	(Dollar amounts in thousands, except per share data)

Total investment income	$6,441	$5,970	$5,460
Net investment income	$2,993	$1,980	$2,228
Net realized and unrealized (loss) gain	$(234)	$1,843	$1,400
Net increase in net assets resulting from operations	$2,759	$3,823	$3,628
Earnings per share(1)	$0.39	$0.26	$0.29
Net asset value per share at the end of the quarter(2)	$17.36	$17.40	$17.23

	2010
	Q4		Q3		Q2		Q1
	(Dollar amounts in thousands, except per share data)

Total investment income		$4,956		$5,189		$4,270		$3,793
Net investment income		$2,507		$3,257		$2,509		$2,113
Net realized and unrealized gain (loss)		$2,063		$1,711		$(366)		$202
Net increase in net assets resulting from operations		$4,570		$5,288		$2,259		$2,618
Earnings per share(3)	$	N/A	$	N/A	$	N/A	$	N/A
Net asset value per share at the end of the quarter(2)(3)		$16.75	$	N/A	$	N/A	$	N/A

	2009
	Q4		Q3		Q2		Q1
	(Dollar amounts in thousands, except per share data)

Total investment income		$4,155		$4,169		$3,746		$3,256
Net investment income		$2,492		$2,393		$1,998		$1,673
Net realized and unrealized gain (loss)		$498		$(55)		$143		$445
Net increase in net assets resulting from operations		$3,343		$2,004		$1,884		$2,083
Earnings per share(3)	$	N/A	$	N/A	$	N/A	$	N/A
Net asset value per share at the end of the quarter(3)	$	N/A	$	N/A	$	N/A	$	N/A

(1)	Based on the weighted average shares outstanding for the respective period.
(2)	Based on shares outstanding at the end of the respective period.

(3)	For periods prior to October 29, 2010, the Company did not have common shares outstanding or an equivalent and, therefore, cannot calculate earnings per share and net asset value per share.

RISK FACTORS

Investing in our securities involves a high degree of risk. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set forth below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history and may not be able to achieve our investment objective or generate sufficient revenue to make or sustain distributions to our stockholders and your investment in us could decline substantially.

We commenced operations in March 2008 and became a public company on October 28, 2010. As a result of our limited operating history, we are subject to certain business risks and uncertainties associated with any recently formed business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially. As a public company, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management and our Advisor have limited experience operating under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. From time to time our Advisor may pursue investment opportunities, like equity investments, in which our Advisor has more limited experience. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

We and our Advisor have limited experience operating under the constraints imposed on a BDC or managing an investment company, which may affect our ability to manage our business and impair your ability to assess our prospects.

Prior to becoming a public company in October 2010, we did not operate as a BDC or manage an investment company under the 1940 Act. As a result, we have limited operating results under this regulatory framework that can demonstrate to you either its effect on our business or our ability to manage our business within this framework. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily securities of “eligible portfolio companies” (as defined in the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See “Regulation.” Our Advisor’s lack of experience in managing a portfolio of assets under these constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, could impair our ability to achieve our investment objective. Furthermore, if we are unable to comply with the requirements imposed on BDCs by the 1940 Act, the SEC could bring an enforcement action against us and/or we could be exposed to claims of private litigants. In addition, we could be regulated as a closed-end management investment company under the 1940 Act, which could further decrease our operating flexibility and may prevent us from operating our business, either of which could have a material adverse effect on our business, results of operations or financial condition.

We are dependent upon key personnel of our Advisor and our Advisor’s ability to hire and retain qualified personnel.

We depend on the members of our Advisor’s senior management, particularly Mr. Pomeroy, our Chairman and Chief Executive Officer, and Mr. Michaud, our President, as well as other key personnel for the identification, evaluation, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan to originate Venture Loans in our Target Industries. Our future success depends on the continued service of Mr. Pomeroy and Mr. Michaud as well as the other senior members of our Advisor’s management team. If our Advisor were to lose the services of either

Mr. Pomeroy or Mr. Michaud or any of the other senior members of our Advisor’s management team, we may not be able to operate our business as we expect, and our ability to compete could be harmed, either of which could cause our business, results of operations or financial condition to suffer. In addition, if either of Mr. Pomeroy or Mr. Michaud cease to be employed by us, WestLB AG (“WestLB”) could, absent a waiver or cure, demand repayment of any outstanding obligations under the WestLB Facility and, if more than one of Mr. Pomeroy, Mr. Michaud or Mr. Mathieu, our Chief Financial Officer, shall cease to be actively involved in the Company or our Advisor, and are not replaced by individuals satisfactory to Wells Fargo Capital Finance, LLC (“Wells”) within ninety days, Wells could, absent a waiver or cure, demand repayment of any outstanding obligations under the Wells Facility. Our future success also depends, in part, on our Advisor’s ability to identify, attract and retain sufficient numbers of highly skilled employees. Absent exemptive or other relief granted by the SEC and for so long as we remain externally managed, the 1940 Act prevents us from granting options to our employees and adopting a profit sharing plan, which may make it more difficult for us to attract and retain highly skilled employees. If we are not successful in identifying, attracting and retaining these employees, we may not be able to operate our business as we expect. Moreover, we cannot assure you that our Advisor will remain our investment advisor or that we will continue to have access to our Advisor’s investment professionals or its relationships. For example, our Advisor may in the future manage investment funds with investment objectives similar to ours thereby diverting the time and attention of its investment professionals that we rely on to implement our business plan.

We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.

We compete for investments with a number of investment funds and other BDCs, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable these competitors to make commercial loans with interest rates that are comparable to, or lower than, the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships than us and build their market shares. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or that the Code imposes on us as a RIC. If we are not able to compete effectively, we may not be able to take advantage of attractive investment opportunities that we identify and may not be able to fully invest our available capital. If this occurs, our business, financial condition and results of operations could be materially adversely affected.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Leverage is generally considered a speculative investment technique, and we intend to continue to borrow money as part of our business plan. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders. Such senior debt securities include those under the Credit Facilities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources.” Lenders of senior debt securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. However, any decrease in our income would cause net income to decline more sharply than it would have had we not leveraged. This decline could adversely affect our ability to make common stock dividend payments. In addition, because our investments may be illiquid, we may be unable to dispose of them, or unable to do so at a favorable price in the event we need to do so, if we are unable to refinance any indebtedness upon maturity, and, as a result, we may suffer losses.

Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as our Advisor’s management fee is payable to our Advisor based on our gross assets, including those assets acquired through the use of leverage, our Advisor may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, holders of our common stock bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to our Advisor.

Illustration: The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations are hypothetical and actual returns may be higher or lower than those appearing in the table below:

	Assumed Return on Our Portfolio
	(Net of Expenses)
	−10%	−5%	0%	5%	10%

Corresponding return to stockholder(1)	−18.50%	−10.28%	−2.06%	6.16%	14.38%

(1)	Assumes $217 million in total assets, $82 million in debt outstanding, $132 million in stockholders’ equity, and an average cost of funds of 3.32%. Assumptions are based on our financial condition and our average costs of funds at September 30, 2011. Actual interest payments may be different.

Based on our outstanding indebtedness of $82 million as of September 30, 2011 and the effective annual interest rate of 3.32% as of that date, our investment portfolio would have been required to experience an annual return of at least 1.52% to cover annual interest payments on the outstanding debt.

If we are unable to comply with the covenants or restrictions in our Credit Facilities, our business could be materially adversely affected.

Horizon Credit I LLC (“Credit I”) is wholly owned by us through our wholly-owned subsidiary, Compass Horizon, and is party to our WestLB Facility. Our wholly-owned subsidiary, Horizon Credit II LLC (“Credit II”) is party to our Wells Facility. The Credit Facilities include covenants that, among other things, restrict the ability of Credit I and Credit II to make loans to, or investments in, third parties (other than Venture Loans and warrants or other equity participation rights), pay dividends and distributions, incur additional indebtedness and engage in mergers or consolidations. The Credit Facilities also restrict the ability of Credit I and Credit II to create liens on the collateral securing the Credit Facilities, permit additional negative pledges on such collateral and change the business currently conducted by them. The Credit Facilities also include provisions that restrict a change of control of Credit I or Credit II, and the Wells Facility makes the acquisition of 20% or more of the beneficial ownership of the Company by any person or group of persons (as defined in the Securities Exchange Act of 1934 as amended) an event of default. For this purpose a change of control generally means a merger or other consolidation, a liquidation, a sale of all or substantially all of our assets, or a transaction in which any person or group acquires more than 50% of our shares. In addition, the Credit Facilities also require Credit I, Credit II and our Advisor to comply with various financial covenants, including, among other covenants, maintenance by our Advisor of a minimum tangible net worth and limitations on the value of, and modifications to, the loan collateral that secures the Credit Facilities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources.” Complying with these restrictions may prevent us from taking actions that we believe would help us to grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities or could result in our failing to qualify as a RIC and thus become subject to corporate-level income tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for additional information regarding our credit arrangements.

The breach of certain of the covenants or restrictions unless cured within the applicable grace period would result in a default under the Credit Facilities that would permit the applicable lender to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness and the lender may exercise rights available to it under the security interest granted in the assets of Credit I or Credit II, as applicable, including, to the extent permitted under applicable law, the seizure of such assets without adjudication. As a result, any default could have serious consequences to our financial condition. An event of default or acceleration under the Credit Facilities could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the Credit Facilities if for any reason we are unable to comply with it, and we may not be able to refinance the Credit Facilities on terms acceptable to us, or at all.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act institutes a wide range of reforms that will have an impact on all financial institutions. Many of these provisions are subject to rule making procedures and studies that will be conducted in the future. Accordingly, we cannot predict the effect it or its implementing regulations will have on our business, results of operations or financial condition.

Because we distribute all or substantially all of our income and any realized net short-term capital gains over realized net long-term capital losses to our stockholders, we will need additional capital to finance our growth, if any. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

To satisfy the requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of corporate-level federal income taxes, we intend to distribute to our stockholders all or substantially all of our net ordinary income and realized net short-term capital gains over realized net long-term capital losses except that we may retain certain net long-term capital gains, pay applicable income taxes with respect thereto, and elect to treat such retained capital gains as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are limited in our ability to issue equity securities priced below net asset value. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

If we are unable to obtain additional debt financing, our business could be materially adversely affected.

We may want to obtain additional debt financing, or need to do so upon maturity of the Credit Facilities, in order to obtain funds which may be made available for investments. We currently may not request new advances under the WestLB Facility and we must repay the outstanding advances under the WestLB Facility at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the WestLB Facility, particularly the condition that the principal balance of the WestLB Facility not exceed 75% of the aggregate principal balance of Credit I’s eligible loans to its portfolio companies. We may request new advances under the Wells Facility until July 14, 2014, and, after such date, we must repay the outstanding advances under the Wells Facility as of such date at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Wells Facility, particularly the condition that the principal balance of the Wells Facility not exceed 50% of the aggregate principal balance of Credit II’s eligible loans to its portfolio companies. All outstanding advances under the WestLB Facility are due and payable on March 4, 2015, unless such date is extended upon Credit I’s request and upon mutual agreement of WestLB and Credit I. All outstanding advances under the Wells Facility are due and payable on July 14, 2017, unless such date is extended upon Credit II’s request and upon mutual agreement of Wells and Credit II. If we are unable to increase, renew or replace any such facility and enter into a new debt financing facility on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we have withdrawn our application to the Small Business Administration (“SBA”) for a license to operate as a small business investment company (“SBIC”), which was originally filed on December 6, 2010, and, though we may in the future submit a new application, we have no present intention to do so and, therefore, do not expect to be able to access liquidity by issuing SBA-guaranteed debentures.

Changes in interest rates may affect our cost of capital and net investment income.

Because we currently incur indebtedness to fund our investments, a portion of our income depends upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Most of our investments have fixed interest rates, while our borrowings have floating interest rates. As a result, a significant change in interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using hedging instruments such as swaps, futures, options and forward contracts, subject to applicable legal requirements, including, without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to benefit from lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions or any adverse developments from our use of hedging instruments could have a material adverse effect on our business, financial condition and results of operations. In addition, we may be unable to enter into appropriate hedging transactions when desired and any hedging transactions we enter into may not be effective.

Because many of our investments typically are not and will not be in publicly traded securities, the value of our investments may not be readily determinable, which could adversely affect the determination of our net asset value.

Our investments consist, and we expect our future investments to consist, primarily of loans or securities issued by privately held companies. The fair value of these investments that are not publicly traded may not be readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these investments on a quarterly basis, or more frequently as circumstances require, in accordance with our valuation policy consistent with generally accepted accounting principles. Our Board employs an independent third-party valuation firm to assist them in arriving at the fair value of our investments. Our Board discusses valuations and determines the fair value in good faith based on the input of our Advisor and the third-party valuation firm. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of these investments.

Disruption in the capital markets and the credit markets could adversely affect our business.

Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new investment opportunities. The global capital markets are in a period of disruption and extreme volatility and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry could restrict our business operations and could adversely impact our results of operations and financial condition. We are unable to predict when economic and market conditions may become more favorable. Even if these conditions improve significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

We may not realize gains from our equity investments.

We may make non-control, equity co-investments in companies in conjunction with private equity sponsors. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, refinancing or public offering, which would allow us to sell the underlying equity interests. In addition, our Advisor’s significant experience in Venture Lending may not result in returns on our equity investments.

From time to time we may also acquire equity participation rights in connection with an investment which will allow us, at our option, to participate in future rounds of equity financing through direct capital investments in our portfolio companies. Our Advisor determines whether to exercise any of these rights. Accordingly, you will have no control over whether or to what extent these rights are exercised, if at all. If we exercise these rights, we will be making an additional investment completely in the form of equity which will subject us to significantly more risk than our Venture Loans and we may not receive the returns that are anticipated with respect to these investments.

We may not realize expected returns on warrants received in connection with our debt investments.

As discussed above, we generally receive warrants in connection with our debt investments. If we do not receive the returns that are anticipated on the warrants, our investment returns on our portfolio companies, and the value of your investment in us, may be lower than expected.

Regulations governing our operation as a BDC affect our ability to, and the way in which, we raise additional capital, which may expose us to additional risks.

Our business plan contemplates a need for a substantial amount of capital in addition to our current amount of capital. We may obtain additional capital through the issuance of debt securities, other indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. If we issue senior securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss. In addition, if we issue preferred stock, it would rank senior to common stock in our capital structure and preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock.

The 1940 Act permits us to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If our asset coverage ratio is not at least 200%, we are not permitted to pay dividends or issue additional senior securities. If the value of our assets declines, we may be unable to satisfy this asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when we may be unable to do so or unable to do so on favorable terms. See Note 6 to Consolidated Financial Statements for additional information regarding borrowings.

As a BDC, we generally are not able to issue our common stock at a price below net asset value without first obtaining the approval of our stockholders and our independent directors. This requirement does not apply to stock issued upon the exercise of options, warrants or rights that we may issue from time to time. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

If we are unable to satisfy the requirements under the Code for qualification as a RIC, we will be subject to corporate-level federal income tax.

To qualify as a RIC under the Code, we must meet certain source-of-income, diversification and other requirements contained in Subchapter M of the Code and maintain our election to be regulated as a BDC under the 1940 Act. We must also meet the Annual Distribution Requirement, as defined in “Material U.S. Federal Income Tax Considerations” to avoid corporate-level federal income tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders.

The source-of-income requirement is satisfied if we derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership.” The status of certain forms of income we receive could be subject to different interpretations under the Code and might be characterized as non-qualifying income that could cause us to fail to qualify as a RIC, assuming we do not qualify for or take advantage of certain remedial provisions, and, thus, may cause us to be subject to corporate-level federal income taxes.

The Annual Distribution Requirement for a RIC is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we borrow money, we may be subject to certain asset coverage ratio requirements under the 1940 Act and loan covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC, assuming we do not qualify for or take advantage of certain remedial provisions, and, thus, may be subject to corporate-level income tax.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (i) dispose of certain investments quickly; (ii) raise additional capital to prevent the loss of RIC status; or (iii) engage in certain remedial actions that may entail the disposition of certain investments at disadvantageous prices that could result in substantial losses, and the payment of penalties, if we qualify to take such actions. Because most of our investments are and will be in development-stage companies within our Target Industries, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take a longer time to invest such capital. During this period, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of our investments in secured and amortizing loans.

If we were to fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level federal income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. See “Regulation.”

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the requirement that we distribute an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized long-term capital losses, if any.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that we believe are necessary or advantageous to our business) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we are prohibited from acquiring any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Substantially all of our assets are qualifying assets and we expect that substantially all assets that we may acquire in the future will be qualifying assets, although we may decide to make other investments that are not qualifying assets to the extent permitted by the 1940 Act. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets may not be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. See “Regulation — Qualifying Assets.” If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

Changes in laws or regulations governing our business could adversely affect our business, results of operations and financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations, our cost of doing business and our investment strategy. We are subject to federal, state and local laws and regulations and judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, portfolio composition and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements, we may incur significant expenses to comply with these laws, regulations or decisions or we might have to restrict our operations or alter our investment strategy. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Our Advisor has significant potential conflicts of interest with us and our stockholders.

As a result of our arrangements with our Advisor, there may be times when our Advisor has interests that differ from those of our stockholders, giving rise to a potential conflict of interest. Our executive officers and directors, as well as the current and future executives and employees of our Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of our stockholders. In addition, our Advisor may manage other funds in the future that may have investment objectives that are similar, in whole or in part, to ours. Our Advisor may determine that an investment is appropriate for us and for one or more of those other funds. In such an event, depending on the availability of the investment and other appropriate factors, our Advisor will endeavor to allocate investment opportunities in a fair and equitable manner. It is also possible that we may not be given the opportunity to participate in these other investment opportunities.

We pay management and incentive fees to our Advisor and reimburse our Advisor for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Also, the incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

We have entered into a license agreement with Horizon Technology Finance, LLC, pursuant to which it has agreed to grant us a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the Investment Management Agreement is in effect between us and our Advisor. In addition, we pay our Advisor our allocable portion of overhead and other expenses incurred by our Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. Any potential conflict of interest arising as a result of our arrangements with our Advisor could have a material adverse effect on our business, results of operations and financial condition.

Our incentive fee may impact our Advisor’s structuring of our investments, including by causing our Advisor to pursue speculative investments.

The incentive fee payable by us to our Advisor may create an incentive for our Advisor to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Advisor is calculated based on a percentage of our return on invested capital. This may encourage our Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our Advisor receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative investments than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. In addition, the incentive fee may encourage our Advisor to pursue different types of investments or structure investments in ways that are more likely to result in warrant gains or gains on equity investments, including upon exercise of equity participation rights, which are inconsistent with our investment strategy and disciplined underwriting process.

The incentive fee payable by us to our Advisor may also induce our Advisor to pursue investments on our behalf that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage our Advisor to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in the timing and amounts of dividends. Our governing documents do not limit the number of loans we may make with deferred interest features or the proportion of our income we derive from such loans.

Our Advisor’s liability is limited, and we have agreed to indemnify our Advisor against certain liabilities, which may lead our Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Management Agreement, our Advisor does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our Board in following or declining to follow our Advisor’s advice or recommendations. Under the terms of the Investment Management Agreement, our Advisor, its officers, members, personnel and any person controlling or controlled by our Advisor is not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Advisor’s duties under the Investment Management Agreement. In addition, we have agreed to indemnify our Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Management Agreement. These protections may lead our Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our business, results of operations and financial condition and cause the value of your investment in us to decline.

Our ability to achieve our investment objective depends on our ability to achieve and sustain growth, which depends, in turn, on our Advisor’s direct origination capabilities and disciplined underwriting process in identifying, evaluating, financing, investing in and monitoring suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Advisor’s marketing capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, our Advisor may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. If we fail to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected and the value of your investment in us could decrease.

Our Board may change our operating policies and strategies, including our investment objective, without prior notice or stockholder approval, the effects of which may adversely affect our business.

Our Board may modify or waive our current operating policies and strategies, including our investment objective, without prior notice and without stockholder approval (provided that no such modification or waiver may change the nature of our business so as to cease to be, or withdraw our election as, a BDC as provided by the 1940 Act without stockholder approval at a special meeting called upon written notice of not less than ten or more than sixty days before the date of such meeting). We cannot predict the effect any changes to our current operating policies and strategies would have on our business, results of operations or financial condition or on the value of our stock. However, the effects of any changes might adversely affect our business, any or all of which could negatively impact our ability to pay dividends or cause you to lose all or part of your investment in us.

Our quarterly and annual operating results may fluctuate due to the nature of our business.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including: our ability to make investments in companies that meet our investment criteria; the interest rate payable on our loans; the default rate on these investments; the level of our expenses, variations in, and the timing of, the recognition of realized and unrealized gains or losses; and the degree to which we encounter competition in our markets and general economic conditions. For example, we have historically experienced greater investment activity during the second and fourth quarters relative to other periods. As a result of these factors, you should not rely on the results for any prior period as being indicative of our performance in future periods.

Our business plan and growth strategy depends to a significant extent upon our Advisor’s referral relationships. If our Advisor is unable to develop new or maintain existing relationships, or if these relationships fail to generate investment opportunities, our business could be materially adversely affected.

We have historically depended on our Advisor’s referral relationships to generate investment opportunities. For us to achieve our future business objectives, members of our Advisor need to maintain these relationships with venture capital and private equity firms and management teams and legal firms, accounting firms, investment banks and other lenders, and we rely to a significant extent upon these relationships to provide us with investment opportunities. If they fail to maintain their existing relationships or develop new relationships with other firms or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, persons with whom our Advisor has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

Our Advisor can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results of operations or financial condition.

Under the Investment Management Agreement, our Advisor has the right to resign at any time, including during the first two years following the Investment Management Agreement’s effective date, upon not more than 60 days’ written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so, our operations are likely to be disrupted, our business, results of operations and financial condition and our ability to pay distributions may be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of new management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations or financial condition.

Our ability to enter into transactions with our affiliates is restricted.

As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is considered our affiliate for purposes of the 1940 Act. We are generally prohibited from buying or selling any security from or to an affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to that person or certain of that person’s affiliates, or entering into prohibited joint transactions with those persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes Oxley Act”), and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act may involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, we incur additional expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.

Terrorist attacks and other catastrophic events may disrupt the businesses in which we invest and harm our operations and our profitability.

Terrorist attacks and threats, escalation of military activity or acts of war may significantly harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or United States businesses. Such attacks or armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States or elsewhere. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations. Losses resulting from terrorist attacks are generally uninsurable.

Risks Related to our Investments

We have not yet identified many of the potential investment opportunities for our portfolio.

We have not yet identified many of the potential investment opportunities for our portfolio. Our future investments will be selected by our Advisor, subject to the approval of its investment committee. Our stockholders do not have input into our Advisor’s investment decisions. As a result, our stockholders are unable to evaluate any of our future portfolio company investments. These factors increase the uncertainty, and thus the risk, of investing in our securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on stake holdings in investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions of income on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any existing or future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs.

Most of our portfolio companies will need additional capital, which may not be readily available.

Our portfolio companies typically require substantial additional financing to satisfy their continuing working capital and other capital requirements and service the interest and principal payments on our investments. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. Each round of institutional equity financing is typically intended to provide a company with only enough capital to reach the next stage of development. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms that are unfavorable to the portfolio company, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or lenders, thereby requiring these companies to cease or curtail business operations. Accordingly, investing in these types of companies generally entails a higher risk of loss than investing in companies that do not have significant incremental capital raising requirements.

Economic recessions or downturns could adversely affect our business and that of our portfolio companies which may have an adverse effect on our business, results of operations and financial condition.

General economic conditions may affect our activities and the operation and value of our portfolio companies. Economic slowdowns or recessions may result in a decrease of institutional equity investment, which would limit our lending opportunities. Furthermore, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the loans that we hold. We may incur expenses to the extent necessary to recover our investment upon default or to negotiate new terms with a defaulting portfolio company. These events could harm our financial condition and operating results.

Our investment strategy focuses on investments in development-stage companies in our Target Industries, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and are typically rated below “investment grade.”

We intend to invest, under normal circumstances, most of the value of our total assets (including the amount of any borrowings for investment purposes) in development-stage companies, which may have relatively limited operating histories, in our Target Industries. Many of these companies may have narrow product lines and small market shares, compared to larger established publicly-owned firms, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. The revenues, income (or losses) and valuations of development-stage companies in our Target Industries can and often do fluctuate suddenly and dramatically. For these reasons, investments in our portfolio companies, if rated by one or more ratings agency, would typically be rated below “investment grade,” which refers to securities rated by ratings agencies below the four highest rating categories. These companies may also have more limited access to capital and higher funding costs. In addition, development-stage technology markets are generally characterized by abrupt business cycles and intense competition, and the competitive environment can change abruptly due to rapidly evolving technology. Therefore, our portfolio companies may face considerably more risk than companies in other industry sectors. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us and may materially adversely affect the return on, or the recovery of, our investments in these businesses.

Because of rapid technological change, the average selling prices of products and some services provided by development-stage companies in our Target Industries have historically decreased over their productive lives. These decreases could adversely affect their operating results and cash flow, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value which shall be the market value of our investments or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our Board in accordance with our valuation policy. We are not permitted to maintain a reserve for loan losses. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately reduces our income available for distribution in future periods.

If the assets securing the loans we make decrease in value, we may not have sufficient collateral to cover losses and may experience losses upon foreclosure.

We believe our portfolio companies generally are and will be able to repay our loans from their available capital, from future capital-raising transactions or from cash flow from operations. However, to mitigate our credit risks, we typically take a security interest in all or a portion of the assets of our portfolio companies, including the equity interests of their subsidiaries. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to appraise or sell in a timely manner and may fluctuate in value based upon the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration of a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration of the value of the collateral for the loan. Consequently, although such loan is secured, we may not receive principal and interest payments according to the loan’s terms and the value of the collateral may not be sufficient to recover our investment should we be forced to enforce our remedies.

In addition, because we invest in development-stage companies in our Target Industries, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory, equipment, cash and accounts receivables. Intellectual property, if any, which secures a loan, could lose value if the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. In addition, in lieu of a security interest in a portfolio company’s intellectual property, we may sometimes obtain a security interest in all assets of the portfolio company other than intellectual property and also obtain a commitment by the portfolio company not to grant liens to any other creditor on the company’s intellectual property. In these cases, we may have additional difficulty recovering our principal in the event of a foreclosure. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. These events could harm our financial condition and operating results.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We plan to generally invest in loans with terms of up to four years and hold such investments until maturity, unless earlier prepaid, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to primarily invest in companies whose securities are not publicly-traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. We may also face other restrictions on our ability to liquidate an investment in a public portfolio company to the extent that we possess material non-public information regarding the portfolio company. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to dispose of our investments in the near term. However, we may be required to do so in order to maintain our qualification as a BDC and as a RIC if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Because most of our investments are illiquid, we may be unable to dispose of them, in which case we could fail to qualify as a RIC and/or BDC, or we may not be able to dispose of them at favorable prices, and as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We plan to invest primarily in loans issued by our portfolio companies. Some of our portfolio companies are permitted to have other debt that ranks equally with, or senior to, our loans in the portfolio company. By their terms, these debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our loans. These debt instruments may prohibit the portfolio companies from paying interest on or repaying our investments in the event of, and during, the continuance of a default under the debt instruments. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any payment in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with our loans, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy.

There may be circumstances where our loans could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though certain of our investments are structured as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a portfolio company’s business, including in rendering significant managerial assistance, or instances where we exercise control over the portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We currently invest, and plan to invest, primarily in privately held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. Thus, they are generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. For example, most of our debt investments have historically been repaid prior to maturity by our portfolio companies. At the time of a liquidity event, such as a sale of the business, refinancing or public offering, many of our portfolio companies have availed themselves of the opportunity to repay our loans prior to maturity. Our investments generally allow for repayment at any time subject to certain penalties. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting the industries in which our portfolio companies operate change.

Some of our portfolio companies operate in industries that are highly regulated by federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns.

Our portfolio companies operating in the life science industry are subject to extensive government regulation and certain other risks particular to that industry.

As part of our investment strategy, we have invested, and plan to invest in the future, in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration and to a lesser extent, other federal and state agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

If our portfolio companies are unable to commercialize their technologies, products, business concepts or services, the returns on our investments could be adversely affected.

The value of our investments in our portfolio companies may decline if our portfolio companies are not able to commercialize their technology, products, business concepts or services. Additionally, although some of our portfolio companies may already have a commercially successful product or product line at the time of our investment, technology-related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. If they are unable to do so, our investment returns could be adversely affected and their ability to service their debt obligations to us over the life of the loan could be impaired. Our portfolio companies may be unable to successfully acquire or develop any new technologies and the intellectual property they currently hold may not remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position depends in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party’s patent or other proprietary rights, it could be required to pay damages to the third party, alter its products or processes, obtain a license from the third party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as the value of any collateral securing our investment.

We do not expect to control any of our portfolio companies.

We do not control, or expect to control in the future, any of our portfolio companies, even though our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. We also do not maintain, or intend to maintain in the future, a control position to the extent we own equity interests in any portfolio company. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and we may therefore, suffer a decrease in the value of our investments.

Risks Related to Offerings Under This Prospectus

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock and Distributions.”

We cannot assure you that the market price of shares of our common stock will not decline.

Prior to our IPO, there was no public trading market for our common stock. We cannot predict the prices at which our common stock will trade. Shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our common stock has been and may continue to be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

•	investor demand for our shares of common stock;

•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies;

•	our inability to raise capital, borrow money or deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results;

•	changes in the value of our portfolio of investments;

•	general economic conditions, trends and other external factors;

•	departures of key personnel; or

•	loss of a major source of funding.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering.

We cannot predict the price at which our common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

We currently invest a portion of our capital in high-quality short-term investments, which generate lower rates of return than those expected from investments made in accordance with our investment objective.

We currently invest a portion of the net proceeds of our capital in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once these proceeds are fully invested in accordance with our investment objective.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Anti-takeover provisions in our charter documents and other agreements and certain provisions of the DGCL could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law (the “DGCL”), our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

•	provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of our Board;

•	authorize the issuance of “blank check” preferred stock that could be issued by our Board to thwart a takeover attempt;

•	do not provide for cumulative voting;

•	provide that vacancies on our Board, including newly created directorships, may be filled only by a majority vote of directors then in office;

•	limit the calling of special meetings of stockholders;

•	provide that our directors may be removed only for cause;

•	require supermajority voting to effect certain amendments to our certificate of incorporation and our bylaws; and

•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. Our WestLB Facility also contains a covenant that prohibits us from merging or consolidating with any other person or selling all or substantially all of our assets without the prior written consent of WestLB. If we were to engage in such a transaction without such consent, WestLB could accelerate our repayment obligations under, and/or terminate, our WestLB Facility. In addition, it is a default under our Wells Facility if (i) a person or group of persons (within the meaning of the Exchange Act) acquires beneficial ownership of 20% or more of our issued and outstanding stock or (ii) during any twelve month period individuals who at the beginning of such period constituted our Board cease for any reason, other than death or disability, to constitute a majority of the directors in office. If either event were to occur, Wells could accelerate our repayment obligations under, and/or terminate, our Wells Facility.

If we elect to issue preferred stock, holders of any such preferred stock will have the right to elect members of our Board and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect nonexercising stockholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial.

In addition, if the subscription price is less than our net asset value per share, our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of such rights offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering.

If the public offering price for any offering of shares of our common stock is higher than the book value per share of our outstanding common stock, investors purchasing shares of common stock in any such offering pursuant to this prospectus will pay a price per share that exceeds the tangible book value per share after such offering.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. See “Sales of Common Stock Below Net Asset Value.”

Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan will experience dilution over time.

The trading market or market value of our publicly issued debt securities that we may issue may fluctuate.

Upon issuance, any publicly issued debt securities that we may issue will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or, if developed, will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on the debt securities that we may issue.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if such debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in debt securities that we may issue.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of debt securities that we may issue. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for any publicly issued debt securities that we may issue.

Subsequent sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of shares for sale, including those registered pursuant to this Registration Statement, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results, including the performance of our existing loans and warrants;

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our Advisor;

•	the impact of increased competition;

•	the impact of investments we intend to make and future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the projected performance of other funds managed by our Advisor;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	our regulatory structure and tax status;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of interest rate volatility on our results, particularly because we use leverage as part of our investment strategy;

•	the ability of our portfolio companies to achieve their objectives;

•	our ability to cause a subsidiary to become a licensed SBIC;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or our Advisor;

•	our contractual arrangements and relationships with third parties;

•	our ability to access capital and any future financings by us;

•	the ability of our Advisor to attract and retain highly talented professionals; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “plan,” “potential,” “project,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities for investment in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for working capital and general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. We estimate that it will take up to 6 months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurances that we will be able to achieve this goal. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. We will not receive any proceeds from the resale of our common stock by the selling stockholders.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on NASDAQ, under the symbol “HRZN.” The following table sets forth, for each fiscal quarter since our IPO, the range of high and low sales prices of our common stock as reported on NASDAQ, the sales price as a percentage of our net asset value and the distributions declared by us for each fiscal quarter.

				Premium/	Premium/
				discount of	Discount of
				High Sales	Low Sales
				Price to	Price to	Cash
	Net Asset			Net Asset	Net Asset	Distributions
	Value(1)	Closing Sales Price		Value(2)	Value(2)	per Share(3)
		High	Low

Year ended December 31, 2011
Fourth Quarter(4)	$ *	$16.27	$14.40	* %	* %	$ *
Third Quarter	$17.36	$16.25	$13.88	94%	80%	$0.45
Second Quarter	$17.40	$16.17	$15.21	93%	87%	$0.40
First Quarter	$17.23	$16.25	$14.90	94%	86%	$0.33
Year ended December 31, 2010
Fourth Quarter(5)	$16.75	$15.59	$13.83	93%	83%	$0.22

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the distribution declared for the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically opt out of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

(4)	From October 1, 2011 to December 13, 2011.

(5)	From October 29, 2010 (initial public offering) to December 31, 2010.

*	Not yet determined at the time of filing.

The last reported price for our common stock on December 13, 2011 was $15.89 per share. As of December 13, 2011, we had four stockholders of record, which does not include stockholders for whom shares are held in nominee or “street” name.

Shares of BDCs may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

We intend to continue making quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, is determined by our Board. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our common stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

To maintain RIC status, we must, among other things, meet the Annual Distribution Requirement. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Distributions of any such carryover taxable income must be made through a dividend declared prior to filing the final tax return related to the year in which such taxable income was generated in order to count towards the satisfaction of the Annual

Distribution Requirement in the year in which such income was generated. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Material U.S. Federal Income Tax Considerations.”

In January 2010, the Internal Revenue Service (the “IRS”) extended a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (1) the stock is publicly traded on an established securities market, (2) the distribution is declared on or before December 31, 2012 with respect to a taxable year ending on or before December 31, 2011 and (3) each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which must be at least 10% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash receive less than 10% of his or her entire distribution in cash. We have not elected to distribute stock as a dividend but reserve the right to do so.

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required under the Code to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute at least 98% of our ordinary income and 98% (or, for our taxable years beginning in 2011, 98.2%) of our capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock unless a stockholder specifically opts out of our dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash distributions. Although distributions paid in the form of additional shares of our common stock are generally subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan do not receive any corresponding cash distributions with which to pay any such applicable taxes.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

In this section, except where the context suggests otherwise, the terms “we,” “us,” “our” and “Horizon Technology Finance” refer to Horizon Technology Finance Corporation and its consolidated subsidiaries. The information contained in this section should be read in conjunction with our consolidated financial statements and related notes thereto appearing elsewhere in this registration statement on Form N-2. For periods prior to October 28, 2010, the consolidated financial statements and related footnotes reflect the performance of our predecessor, Compass Horizon, and its wholly-owned subsidiary, Horizon Credit I LLC, both of which were formed in January 2008 and commenced operations in March 2008. Amounts are stated in thousands, except shares and per share data and where otherwise noted. Our actual results could differ materially from those anticipated by forward-looking information due to factors discussed under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries. Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make Venture Loans to companies backed by established venture capital and private equity firms in our Target Industries. We also selectively lend to publicly traded companies in our Target Industries.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

Compass Horizon, our predecessor company, commenced operation in March 2008. We were formed in March 2010 for the purpose of acquiring Compass Horizon and continuing its business as a public entity.

Portfolio Composition and Investment Activity

The following table shows our portfolio by asset class as of September 30, 2011 and December 31, 2010.

	September 30, 2011			December 31, 2010
			% of			% of
	# of	Fair	Total	# of	Fair	Total
	Investments	Value	Portfolio	Investments	Value	Portfolio
	($ in thousands)

Term loans	35	$170,187	94.5%	31	$127,949	93.5%
Revolving loans	1	2,933	1.6%	—	—	—
Equipment loans	1	1,282	0.7%	1	2,285	1.6%

Total loans	37	174,402	96.8%	32	130,234	95.1%

Warrants	48	5,091	2.8%	43	6,225	4.6%
Equity	2	693	0.4%	2	351	0.3%

Total		$180,186	100.0%		$136,810	100.0%

Total portfolio investment activity for the three and nine month periods ended September 30, 2011 and 2010 was as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
		($ in thousands)

Beginning portfolio	$186,029	$143,008	$136,810	$113,878
New loan funding	7,000	15,000	86,833	75,517
Less refinanced balances	—	—	(8,677)	(10,909)

Net new loan funding	7,000	15,000	78,156	64,608

Principal and stock payments received on investments	(8,559)	(11,278)	(22,666)	(28,104)
Early pay-offs	(4,315)	(9,777)	(9,908)	(13,231)
Accretion of loan fees	527	451	1,356	934
New loan fees	(40)	(134)	(967)	(651)
New equity investments	—	79	577	79
Net depreciation on investments	(456)	1,654	(3,172)	1,490

Ending portfolio	$180,186	$139,003	$180,186	$139,003

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period.

The following table shows our debt investments by industry sector as of September 30, 2011 and December 31, 2010:

	September 30, 2011		December 31, 2010
	Loans at	Percentage	Loans at	Percentage
	Fair	of Total	Fair	of Total
	Value	Portfolio	Value	Portfolio
		($ in thousands)

Life Science
Biotechnology	$28,118	16.1%	$30,470	23.4%
Medical Device	26,499	15.2%	19,572	15.0%
Technology
Consumer-related Technologies	2,574	1.5%	4,460	3.4%
Networking	1,282	0.7%	2,285	1.8%
Semiconductors	9,739	5.6%	—	0.0%
Software	23,719	13.6%	8,745	6.7%
Data Storage	4,929	2.8%	7,912	6.1%
Communications	5,648	3.2%	7,591	5.9%
Cleantech
Energy Efficiency	25,479	14.6%	16,570	12.7%
Waste Recycling	4,889	2.8%	2,363	1.8%
Healthcare Information and Services
Diagnostics	22,584	13.0%	20,472	15.7%
Other Healthcare Related Services and Technologies	18,942	10.9%	9,794	7.5%

Total	$174,402	100.0%	$130,234	100.0%

The largest loans may vary from year to year as new loans are recorded and repaid. Our five largest loans represented approximately 27% and 31% of total loans outstanding as of September 30, 2011 and December 31, 2010, respectively. No single loan represented more than 10% of our total loans as of September 30, 2011 and December 31, 2010.

As of September 30, 2011 and December 31, 2010, interest receivable was $2.5 million and $1.9 million, respectively, which represents one month of accrued interest income on loans. The increase in 2011 was due to a larger loan portfolio relative to 2010.

Loan Portfolio Asset Quality

We use a credit rating system which rates each loan on a scale of 4 to 1, with 4 being the highest credit quality rating and 3 being the rating for a standard level of risk. A rating of 2 or 1 represents a deteriorating credit quality and increased risk. The following table shows the classification of our loan portfolio by credit rating as of September 30, 2011 and December 31, 2010:

	September 30, 2011		December 31, 2010
	Loans at	Percentage	Loans at	Percentage
	Fair	of Loan	Fair	of Loan
	Value	Portfolio	Value	Portfolio
	($ in thousands)

Credit Rating
4	$34,161	19.6%	$29,054	22.3%
3	126,168	72.3%	94,200	72.3%
2	14,073	8.1%	6,980	5.4%
1	—	—	—	—

Total	$174,402	100.0%	$130,234	100.0%

As of September 30, 2011 and December 31, 2010, our loan portfolio had a weighted average credit rating of 3.2. As of September 30, 2011 and December 31, 2010, no investments were on non-accrual status.

Results of Operations

The consolidated results of operations set forth below include historical financial information of our predecessor, Compass Horizon, prior to our election to become a BDC and our election to be treated as a RIC. As a BDC and a RIC for U.S. federal income tax purposes, we are also subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. Also, the management fee that we pay to our Advisor under the Investment Management Agreement is determined by reference to a formula that differs materially from the management fee paid by Compass Horizon in prior periods. For these and other reasons set forth below, the results of operations described below may not be indicative of the results we report in future periods.

Consolidated Results of Operations for the Three Months Ended September 30, 2011 and 2010

Consolidated operating results for the three months ended September 30, 2011 and 2010 are as follows:

	For the Three Months
	Ended September 30,
	2011	2010
	($ in thousands)

Total investment income	$6,441	$5,189
Total expenses	3,448	1,932

Net investment income	2,993	3,257
Net realized loss on investments	(17)	—
Net unrealized (depreciation) appreciation on investments	(217)	1,711
Credit for loan losses	—	320

Net increase in net assets resulting from operations	$2,759	$5,288

Average debt investments, at fair value	$180,951	$137,867

Average borrowings outstanding	$80,871	$91,640

Net investment income for the three months ended September 30, 2011 was $3.0 million or $0.39 per share. Excluding the impact of the reduction in the second part of the incentive fee expense of $0.2 million, net investment income totaled $2.8 million or $0.37 per share.

Investment Income

Investment income increased by $1.3 million, or 24.1%, for the three months ended September 30, 2011 as compared to the three months ended September 30, 2010. For the three months ended September 30, 2011, total investment income consisted primarily of $6.1 million in interest income from investments, which included $0.5 million in income from the amortization of discounts and origination fees on investments. Interest income on investments and other investment income increased primarily due to the increased average size of the loan portfolio. Fee income on investments was primarily comprised of prepayment fees collected from our portfolio companies. For the three months ended September 30, 2010, total investment income consisted primarily of $5.0 million in interest income from investments, which included $0.5 million in income from the amortization of discounts and origination fees on investments. For the three months ended September 30, 2011 and 2010, our dollar-weighted average annualized yield on average loans was approximately 14.2% and 15.0%, respectively.

Investment income, consisting of interest income and fees on loans, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 27% and 31% of investment income for the three months ended September 30, 2011 and 2010, respectively.

Expenses

Total expenses increased by $1.5 million, or 78.5%, to $3.4 million for the three months ended September 30, 2011 as compared to the three months ended September 30, 2010. Total operating expenses for each period consisted principally of management fees, incentive and administrative fees and interest expense and, to a lesser degree, professional fees and general and administrative expenses. Interest expense, which includes the amortization of debt issuance costs, decreased for the three months ended September 30, 2011 compared to the three months ended September 30, 2010 primarily due to the end of our WestLB Facility’s revolving term and the scheduled amortization of the remaining balance.

Effective with the completion of our IPO in October 2010, we pay management and incentive fees under the Investment Management Agreement, which provides a higher management fee base as compared to amounts previously paid by Compass Horizon. Base management fee expense for the three months ended September 30, 2011 increased by approximately $0.4 million compared to the three months ended September 30, 2010 primarily due to the higher management fee base. Incentive fees for the three months ended September 30, 2011 totaled approximately $0.6 million compared to no incentive fees for the three months ended September 30, 2010. The incentive fees for the three months ended September 30, 2011 consisted of approximately $0.7 million for part one of the incentive fee offset by a reduction of previously accrued part two incentive fees. In connection with the Administration Agreement, we incurred $0.4 million of administrative expenses for the three months ended September 30, 2011. We did not pay an administrative servicing fee for the three months ended September 30, 2010.

Professional fees and general and administrative expenses include legal and audit fees, insurance premiums, and miscellaneous other expenses. These expenses for the three months ended September 30, 2011 increased by approximately $0.6 million compared to the three months ended September 30, 2010 primarily due to the increased cost of being a public company and the expensing of $0.2 million of previously capitalized costs related to our efforts to obtain a license to operate a SBIC.

Net Realized Gain (Loss) and Net Unrealized Appreciation (Depreciation)

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. The net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Consolidated Results of Operations for the Nine Months Ended September 30, 2011 and 2010

	For the Nine Months
	Ended September 30,
	2011	2010
	($ in thousands)

Total investment income	$17,871	$13,250
Total expenses	10,670	5,372

Net investment income	7,201	7,878
Net realized gain (loss) on investments	5,544	(2)
Net unrealized (depreciation) appreciation on investments	(2,535)	1,549
Credit for loan losses	—	739

Net increase in net assets resulting from operations	$10,210	$10,164

Average debt investments, at fair value	$162,623	$123,298

Average borrowings outstanding	$82,606	$78,195

Net investment income for the nine months ended September 30, 2011 was $7.2 million or $0.95 per share. Excluding the impact of the capital gains incentive fee expense of $0.7 million, net investment income totaled $7.9 million or $1.04 per share.

Investment Income

Investment income increased by $4.6 million, or 34.9%, for the nine months ended September 30, 2011 as compared to the nine months ended September 30, 2010. For the nine months ended September 30, 2011, total investment income consisted primarily of $16.9 million in interest income from investments, which included $1.3 million in income from the amortization of discounts and origination fees on investments. Interest income on investments and other investment income increased primarily due to the increased average size of the loan portfolio. Fee income on investments was primarily comprised of a one-time success fee received upon the completion of an acquisition of one of our portfolio companies and from prepayment fees collected from our portfolio companies. For the nine months ended September 30, 2010, total investment income consisted primarily of $12.9 million in interest income from investments, which included $0.9 million in income from the amortization of discounts and origination fees on investments. For the nine months ended September 30, 2011 and 2010, our dollar-weighted average annualized yield on average loans was approximately 14.6% and 14.3%, respectively.

Investment income, consisting of interest income and fees on loans, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 25% and 19% of investment income for the nine months ended September 30, 2011 and 2010, respectively.

Expenses

Total expenses increased by $5.3 million, or 98.6%, to $10.6 million for the nine months ended September 30, 2011 as compared to the nine months ended September 30, 2010. Total operating expenses for each period consisted principally of management fees, incentive and administrative fees, interest expense and, to a lesser degree, professional fees and general and administrative expenses. Interest expense, which includes the amortization of debt issuance costs, decreased for the nine months ended September 30, 2011 compared to the nine months ended September 30, 2010 primarily due to the expiration of our WestLB Facility’s revolving term and the amortization of the remaining balance.

Effective with the completion of our IPO in October 2010, we pay management and incentive fees under the Investment Management Agreement, which provides a higher management fee base as compared to amounts previously paid by Compass Horizon. Base management fee expense for the nine months ended September 30, 2011 increased by approximately $1.4 million compared to the nine months ended September 30, 2010 primarily due to the higher management fee base. Incentive fees for the nine months ended September 30, 2011 totaled approximately $2.7 million compared to no incentive fees for the nine months ended September 30, 2010. The incentive fees for the nine months ended September 30, 2011 consisted of approximately $2.0 million and $0.7 million for part one and part two of the incentive fee, respectively. In connection with the Administration Agreement, we incurred $0.9 million of administrative expenses for the nine months ended September 30, 2011. We did not pay an administrative servicing fee for the nine months ended September 30, 2010.

Professional fees and general and administrative expenses include legal and audit fees, insurance premiums and miscellaneous other expenses. These expenses for the nine months ended September 30, 2011 increased by approximately $1.5 million compared to the nine months ended September 30, 2010 primarily due to the increased cost of being a public company and the expensing of previously capitalized costs related to our efforts to obtain a license to operate a SBIC.

Net Realized Gain (Loss) and Net Unrealized Appreciation (Depreciation)

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the nine months ended September 30, 2011, we had $5.5 million in net realized gain on investments. Net realized gain on investments resulted primarily from the sale of stock through the exercise of warrants in portfolio companies.

Credit for Loan Losses

For the three and nine months ended September 30, 2010, the credit for loan losses was $0.3 million and $0.7 million, respectively. The loan portfolio had a weighted average credit rating of 3.1 as of September 30, 2010. See “— Loan Portfolio Asset Quality.” As of October 28, 2010, the date of our election to be treated as a BDC, we no longer record a credit or provision for loan losses. We record each individual loan and investment on a quarterly basis at fair value. Changes in fair value are recorded through our statement of operations.

Consolidated Results of Operations for the Years Ended December 31, 2010 and 2009, and the Period from March 4, 2008 (Inception) to December 31, 2008

Compass Horizon, our predecessor for accounting purposes, was formed as a Delaware limited liability company in January 2008 and had limited operations through March 3, 2008. As a result, there is no period with which to compare our results of operations for the period from January 1, 2008 through March 3, 2008 or for the period from March 4, 2008 through December 31, 2008.

Consolidated operating results for the years ended December 31, 2010 and 2009, and the period from March 4, 2008 (inception) to December 31, 2008 are as follows:

	2010	2009	2008
	($ in thousands)

Total investment income	$18,207	$15,326	$7,021
Total expenses	7,823	6,769	4,031

Net investment income	10,384	8,557	2,990
Net realized gains	680	138	22
Net unrealized appreciation (depreciation) on investments	2,930	892	(73)
Credit (provision) for loan losses	739	(274)	(1,650)

Net income	$14,733	$9,313	$1,289

Average debt investments, at fair value	$124,027	$109,561	$63,111

Average borrowings outstanding	$77,174	$70,582	$37,010

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net income may not be meaningful.

Investment Income

Investment income increased by $2.9 million, or 19.0%, for the year ended December 31, 2010 as compared to the year ended December 31, 2009. For the year ended December 31, 2010, total investment income consisted primarily of $17.4 million in interest income from investments, which included $1.4 million in income from the amortization of discounts and origination fees on investments. Interest income on investments and other investment income increased primarily due to the increased average size of the loan portfolio. Other investment income was primarily comprised of loan prepayment fees collected from our portfolio companies and increased primarily due to a higher number of prepayments in 2010.

Investment income increased by $8.3 million, or 118.3%, for the year ended December 31, 2009 as compared to the period from March 4, 2008 (inception) to December 31, 2008. For the year ended December 31, 2009, total investment income consisted primarily of $14.9 million in interest income from investments, which included $1.0 million in income from the amortization of discounts and origination fees on investments. Interest income on investments and other investment income increased primarily due to (i) the increased average size of the loan portfolio and (ii) there being a full 12 months of income in 2009 compared to only 10 months in 2008 in light of when we commenced operations. Other investment income was primarily comprised of loan prepayment fees collected from our portfolio companies.

For the years ended December 31, 2010, December 31, 2009 and the ten month period ended December 31, 2008, our dollar-weighted average annualized yield on average loans was approximately 14.6%, 13.9% and 12.7%, respectively. We compute the yield on average loans as (i) total investment interest and other investment income divided by (b) average gross loans receivable. We used month end loan balances during the period to compute average loans receivable. Since we commenced operations in March 2008, the results for the period ended December 31, 2008 were annualized.

Investment income, consisting of interest income and fees on loans, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 22%, 23% and 21% of investment income for the years ended December 31, 2010, December 31, 2009 and the period from March 4, 2008 (inception) to December 31, 2008, respectively.

Expenses

Total expenses increased by $1.1 million, or 15.6%, to $7.8 million for the year ended December 31, 2010 as compared to the year ended December 31, 2009. Total expenses increased by $2.7 million, or 67.9%, to $6.8 million for the year ended December 31, 2009 as compared to the period from March 4, 2008 to December 31, 2008.

Total operating expenses for each period consisted principally of management fees and interest expense and, to a lesser degree, professional fees and general and administrative expenses. Interest expense, which includes the amortization of debt issuance costs, increased in 2010 from 2009 primarily from higher average outstanding debt balances on the WestLB Facility. Interest expense increased in 2009 from the ten months ended December 31, 2008 primarily due to higher average outstanding debt balances on the WestLB Facility, partially offset by lower rates charged on the WestLB Facility due to a lower level of the WestLB Facility’s index rate, one-month LIBOR.

Effective with the completion of our IPO in October 2010, we now pay management and incentive fees under the Investment Management Agreement which provides a higher management fee base as compared to amounts previously paid by Compass Horizon. Management fee expense in 2010 increased compared to 2009 primarily due to an increase in the average loan portfolio in 2010 from 2009 and increased in 2009 compared to the ten months ended December 31, 2008 due to a full twelve months of expense in 2009 compared to only ten months in 2008. Incentive fees for the period since our IPO totaled approximately $414,000 compared to no incentives fees prior to the IPO.

In connection with the Administrative Agreement, we have incurred $88,000 for the period since our IPO through December 31, 2010. We did not pay an administrative servicing fee prior to our IPO.

Professional fees and general and administrative expenses include legal, accounting fees, insurance premiums and miscellaneous other expenses. These expenses increased in 2010 from 2009 primarily from the increased cost as a public company. These expenses increased in 2009 from the ten months ended December 31, 2008 primarily because of the longer period in 2009.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

During the years ended December 31, 2010 and 2009, we had $0.7 million and $0.1 million in net realized gains on investments, respectively. During the same periods, we had $2.9 million and $0.9 million in unrealized appreciation on investments, respectively. Net realized gain on warrants resulted from the sale of stock through the exercise of warrants in portfolio companies. For these periods, the net increase in unrealized appreciation on investments was primarily from our warrant investments. Net unrealized appreciation on warrants is the difference between the net changes in warrant fair values from the prior determination date and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. The increase in net unrealized appreciation on warrants in 2010 and 2009 is primarily due to an increase in the enterprise value of a number of private companies for which we hold warrants. In addition, the increased net appreciation on warrants is due to the increase in the share value of the public company warrants held.

Credit or Provision for Loan Losses

For the period from January 1, 2010 through October 28, 2010 the credit for loan losses was $0.7 million and for the year ended December 31, 2009 and the period from March 4, 2008 to December 31, 2008 the provision for loan losses was $0.3 million and $1.6 million, respectively. The credit rose from December 31, 2009 through October 28, 2010 primarily due to improved portfolio asset quality during 2010 across all Credit Ratings within the loan portfolio. The loan portfolio had a weighted average credit rating of 3.1 and 2.9 as of October 28, 2010 and December 31, 2009, respectively. See “— Loan Portfolio Asset Quality.” The decrease in the provision for loan losses in 2009 compared to 2008 was due to less significant loan growth in 2009. As of our election to be treated as a BDC, we no longer record a credit or provision for loan losses. We record each individual loan and investment on a quarterly basis at fair value. Changes in fair value are recorded through our statement of operations.

Liquidity and Capital Resources

As of September 30, 2011 and December 31, 2010, we had cash and cash equivalents of $32.6 million and $76.8 million, respectively. Cash and cash equivalents are available to fund new investments, reduce borrowings under the Credit Facilities, pay operating expenses and pay dividends. To date, our primary sources of capital have been from our IPO, use of the Credit Facilities and the private placement for $50 million of equity capital completed on March 4, 2008.

The WestLB Facility had a three year initial revolving term and on March 3, 2011 the revolving term ended. The balance as of September 30, 2011 of $66 million will be amortized based on loan investment payments received through March 3, 2015.

As of September 30, 2011, we had available borrowing capacity of approximately $59.2 million under our Wells Facility, subject to existing terms and advance rates.

Our operating activities used cash of $32.4 million for the nine months ended September 30, 2011, and our financing activities used cash of $11.8 million for the same period. Our operating activities used cash primarily for investing in portfolio companies. Such cash was provided primarily from proceeds from our IPO and draws under the Credit Facilities.

Our operating activities used cash of $15.5 million for the nine months ended September 30, 2010, and our financing activities provided net cash proceeds of $24.8 million for the same period. Our operating activities used cash primarily for investing in portfolio companies that was provided primarily from our availability under our WestLB Facility.

Our operating activities used cash of $8 million for the year ended December 31, 2010 and our financing activities provided net cash proceeds of $75 million for the same period. Our operating activities used cash primarily for investing in portfolio companies. Such cash was provided primarily from proceeds from our IPO and draws under the WestLB Facility.

Our operating activities used cash of $11 million for the year ended December 31, 2009 and our financing activities provided net cash proceeds of $0.5 million for the same period. Our operating activities used cash primarily for investing in portfolio companies that was provided primarily from our availability on our WestLB Facility.

Our operating activities used cash of $90 million for the 10 month period ended December 31, 2008 and our financing activities provided net cash proceeds of $110 million for the same period. Our operating activities used cash primarily for investing in portfolio companies that was provided primarily from proceeds from an equity private placement and draws under the WestLB Facility.

Our primary use of available funds is investments in portfolio companies and cash distributions to holders of our common stock. We seek to opportunistically raise additional capital as needed, and subject to market conditions, to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders all or substantially all of our income except for certain net capital gains. In addition, as a BDC, we generally are required to meet an asset coverage ratio of 200%. This requirement limits the amount that we may borrow.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required under the Code to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute at least 98% of our ordinary income and 98% (or, for our taxable years beginning in 2011, 98.2%) of our capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. We intend to distribute quarterly dividends to our stockholders as determined by our Board.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically opts out of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Current Borrowings

We, through our wholly-owned subsidiary, Credit I, entered into the WestLB Facility. Per this agreement, base rate borrowings bear interest at one-month LIBOR (0.24% as of September 30, 2011 and 0.26% as of December 31, 2010) plus 2.50%. The rates were 2.74% and 2.76% as of September 30, 2011 and December 31, 2010, respectively. We were able to request advances under the WestLB Facility through March 4, 2011. We may not request new advances and we must repay the outstanding advances under the WestLB Facility as of such date and at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the WestLB Facility, particularly the condition that the principal balance of the WestLB Facility does not exceed 75% of the aggregate principal balance of our eligible loans to our portfolio companies. All outstanding advances under the WestLB Facility are due and payable on March 4, 2015.

The WestLB Facility is collateralized by all loans and warrants held by Credit I and permits an advance rate of up to 75% of eligible loans held by Credit I. The WestLB Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the WestLB Facility to certain criteria for qualified loans, and includes portfolio company concentration limits as defined in the related loan agreement.

We, through our wholly-owned subsidiary, Credit II, entered into the Wells Facility. Per this agreement, the interest rate is based upon the one-month LIBOR plus a spread of 4%, with a LIBOR floor of 1%. The rate was 5% as of September 30, 2011.

We may request advances under the Wells Facility through July 14, 2014 (the “Revolving Period”). After the Revolving Period, we may not request new advances and we must repay the outstanding advances under the Wells Facility as of such date, at such times and in such amounts as are necessary to maintain compliance with the terms and conditions of the Wells Facility. All outstanding advances under the Wells Facility are due and payable on July 14, 2017.

The Wells Facility is collateralized by loans held by Credit II and permits an advance rate of up to 50% of eligible loans and warrants held by Credit II. The Wells Facility contains covenants that, among other things, require the Company to maintain a minimum net worth, to restrict the loans securing the Wells Facility to certain criteria for qualified loans and to comply with portfolio company concentration limits as defined in the related loan agreement.

Interest Rate Swaps and Hedging Activities

In 2008, we entered into two interest rate swap agreements with WestLB, fixing the rate of $10 million at 3.58% and $15 million at 3.2% on the first advances of a like amount of variable rate WestLB Facility borrowings.

As of September 30, 2011, only the $10 million interest rate swap was still outstanding, which expired in October 2011.

Contractual Obligations and Off-Balance Sheet Arrangements

A summary of our significant contractual payment obligations as of September 30, 2011 is as follows:

	Payments due by period
	(in thousands)
					More
		Less than			than 5
Contractual Obligations	Total	1 year	1 - 3 years	3 - 5 years	years

Borrowings	$81,885	$36,278	$45,607	$—	$—
Unfunded commitments	18,667	9,834	8,833	—	—

Total contractual obligations	$100,552	$46,112	$54,440	$—	$—

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of September 30, 2011, we had unfunded commitments of approximately $18.7 million. These commitments are subject to the same underwriting and ongoing portfolio maintenance as are the balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

In addition to the Credit Facilities, we have certain commitments pursuant to the Investment Management Agreement entered into with our Advisor. We have agreed to pay a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. Payments under the Investment Management Agreement are equal to (1) a base management fee equal to a percentage of the value of our average gross assets and (2) a two-part incentive fee. We have also entered into a contract with our Advisor to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Advisor’s overhead in performing its obligation under the agreement, including rent, fees and other expenses inclusive of our allocable portion of the compensation of our chief financial officer and any administrative staff. See Note 3 to Consolidated Financial Statements for additional information regarding the Investment Management Agreement and the Administration Agreement.

Critical Accounting Policies

The discussion of our financial condition and results of operation is based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our significant accounting policies in the notes to our consolidated financial statements.

We have identified the following items as critical accounting policies.

Valuation of Investments

Investments are recorded at fair value. Our Board determines the fair value of our portfolio investments. Prior to our election to become a BDC, loan investments were stated at current unpaid principal balances adjusted for the allowance for loan losses, unearned income and any unamortized deferred fees or costs.

We apply fair value to substantially all of our investments in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. We have categorized our investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, our own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.

Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

See Note 5 to Consolidated Financial Statements for further information regarding fair value.

Income Recognition

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including advisory fees, commitment fees, amendment fees, non-utilization fees and prepayment fees. In a limited number of cases, we may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an end-of-term payment that is accrued into income over the life of the loan to the extent such amounts are expected to be collected. We generally cease accruing the income if there is insufficient value to support the accrual or if we do not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, we receive warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with our income recognition policy. Subsequent to loan origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on warrants. Gains from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains on warrants.

Allowance for Loan Losses

Prior to our election to become a BDC, the allowance for loan losses represented management’s estimate of probable loan losses inherent in the loan portfolio as of the balance sheet date. The estimation of the allowance was based on a variety of factors, including past loan loss experience, the current credit profile of our borrowers, adverse situations that had occurred that may affect individual borrowers’ ability to repay, the estimated value of underlying collateral and general economic conditions. The loan portfolio is comprised of large balance loans that are evaluated individually for impairment and are risk-rated based upon a borrower’s individual situation, current economic conditions, collateral and industry-specific information that management believes is relevant in determining the potential occurrence of a loss event and in measuring impairment. The allowance for loan losses was sensitive to the risk rating assigned to each of the loans and to corresponding qualitative loss factors that we used to estimate the allowance. Those factors were applied to the outstanding loan balances in estimating the allowance for loan losses. If necessary, based on performance factors related to specific loans, specific allowances for loan losses were established for individual impaired loans. Increases or decreases to the allowance for loan losses were charged or credited to current period earnings through the provision (credit) for loan losses. Amounts determined to be uncollectible were charged against the allowance for loan losses, while amounts recovered on previously charged-off loans increased the allowance for loan losses.

A loan was considered impaired when, based on current information and events, it was probable that we were unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment included payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experienced insignificant payment delays and payment shortfalls generally were not classified as impaired. Management determined the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment was measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price or the fair value of the collateral, if the loan was collateral dependent.

Impaired loans also included loans modified in troubled debt restructurings where concessions had been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection.

Income taxes

We have elected to be treated as a RIC under subchapter M of the Code and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, we are required to meet certain source of income and asset diversification requirements and we must timely distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. We, among other things, have made and intend to continue to make the requisite distributions to our stockholders, which generally relieves us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine our estimated current year annual taxable income will be in excess of estimated current year dividend distributions, we will accrue excise tax, if any, on estimated excess taxable income as taxable income is earned. For the nine months ended September 30, 2011, no amount was recorded for U.S. federal excise tax.

We evaluate tax positions taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is our policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain tax positions at September 30, 2011 and December 31, 2010.

Prior to our election to become a BDC, we were a limited liability company treated as a partnership for U.S. federal income tax purposes and, as a result, all items of income and expense were passed through to, and are generally reportable on, the tax returns of the respective members of the limited liability company. Therefore, no federal or state income tax provision has been recorded for the nine months ended September 30, 2010.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. During the periods covered by our financial statements, the interest rates on the loans within our portfolio were all at fixed rates and we expect that our loans in the future will also have primarily fixed interest rates. The initial commitments to lend to our portfolio companies are usually based on a floating LIBOR index and typically have interest rates that are fixed at the time of the loan funding and remain fixed for the term of the loan.

Assuming that the balance sheet as of September 30, 2011 was to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

The Credit Facilities have floating interest rate provisions based on a LIBOR index which resets daily, and we expect that any other credit facilities into which we enter in the future may have floating interest rate provisions. We have used hedging instruments in the past to protect us against interest rate fluctuations and we may use them in the future. Such instruments may include swaps, futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Because we currently fund, and will continue to fund, our investments with borrowings, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of September 30, 2011, December 31, 2010, December 31, 2009 and December 31, 2008. The information contained in the table for the years ended December 31, 2010 and 2009 and the period from March 4, 2008 (inception) to December 31, 2008 has been derived from our audited financial statements and the information contained in the table in respect of September 30, 2011 has been derived from unaudited financial data. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Current Borrowings” for more detailed information regarding the senior securities.

	Total Amount
	Outstanding		Involuntary	Average
	Exclusive of	Asset	Liquidation	Market
	Treasury	Coverage	Preference	Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)
	(dollar amounts
	in millions)

Credit Facilities
2011 (as of September 30, 2011)	$81.9	$2,617	—	N/A
2010	$87.4	$2,455	—	N/A
2009	$64.2	$1,927	—	N/A
2008	$63.7	$1,782	—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the total carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount of which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of securities.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are a specialty finance company that lends to and invests in development-stage companies in the technology, life science, healthcare information and services and cleantech industries. We were formed on March 16, 2010 as a Delaware corporation for the purpose of acquiring, continuing and expanding the business of our wholly-owned subsidiary, Compass Horizon and operating as an externally managed BDC under the 1940 Act. Our investment objective is to generate current income from the loans we make and capital appreciation from the warrants we receive when making such loans. We make secured loans to companies backed by established venture capital and private equity firms in our Target Industries. We also selectively lend to publicly-traded companies in our Target Industries.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing.

We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution, asset diversification and other requirements.

We are externally managed and advised by our Advisor. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Our Portfolio

Since our inception and through September 30, 2011, we have funded 65 portfolio companies and have invested $337.9 million in loans (including 28 loans that have been repaid). As of September 30, 2011, our total investment portfolio consisted of 37 loans which totaled $174.4 million and our net assets were $132.4 million. Our existing loans are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The loans in our loan portfolio generally are not rated by any rating agency. For the nine months ended September 30, 2011, our loan portfolio had a dollar-weighted average annualized yield of approximately 14.6% (excluding any yield from warrants). As of September 30, 2011, our loan portfolio had a dollar-weighted average term of approximately 38 months from inception and a dollar-weighted average remaining term of approximately 28 months. In addition, we held warrants to purchase either common stock or preferred stock in 48 portfolio companies. As of September 30, 2011, our loans had an original committed principal amount of between $1 million and $12 million, had repayment terms of between 30 and 48 months and bore current pay interest at annual interest rates of between 10% and 14%.

Our Advisor

Our investment activities are managed by our Advisor and we expect to continue to benefit from our Advisor’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage our diversified portfolio of investments. In addition to the experience gained from the years that they have worked together both at our Advisor and prior to the formation by our Advisor of the Company, the members of our investment team have broad lending backgrounds, with substantial experience at a variety of commercial finance companies, technology banks and private debt funds, and have developed a broad network of contacts within the venture capital and private equity community. This network of contacts provides a principal source of investment opportunities.

Our Advisor is led by five senior managers, including its two co-founders, Robert D. Pomeroy, Jr., our Chief Executive Officer, and Gerald A. Michaud, our President. The other senior managers include Christopher

M. Mathieu, our Senior Vice President and Chief Financial Officer, John C. Bombara, our Senior Vice President, General Counsel and Chief Compliance Officer, and Daniel S. Devorsetz, our Senior Vice President and Chief Credit Officer.

Our Strategy

Our investment objective is to maximize our investment portfolio’s total return by generating current income from the loans we make and capital appreciation from the warrants we receive when making such loans. To further implement our business strategy, our Advisor employs the following core strategies:

•	Structured Investments in the Venture Capital and Private Equity Markets. We make loans to development-stage companies within our Target Industries typically in the form of secured amortizing loans. The secured amortizing debt structure provides a lower risk strategy, as compared to equity investments, to participate in the emerging technology markets because the debt structures we typically utilize provide collateral against the downside risk of loss, provide return of capital in a much shorter timeframe through current pay interest and amortization of loan principal and have a senior position in the capital structure to equity in the case of insolvency, wind down or bankruptcy. Unlike venture capital and private equity-backed investments, our investment returns and return of our capital do not require equity investment exits such as mergers and acquisitions or initial public offerings. Instead, we receive returns on our loans primarily through regularly scheduled payments of principal and interest and, if necessary, liquidation of the collateral supporting the loan. Only the potential gains from warrants are dependent upon exits.

•	Enterprise Value Lending. We and our Advisor take an enterprise value approach to the loan structuring and underwriting process. We secure a senior or subordinated lien position against the enterprise value of a portfolio company and generally our exposure is less than 25% of the enterprise value and we obtain pricing enhancements in the form of warrants and other “success-based” fees that build long-term asset appreciation in our portfolio. These methods reduce the downside risk of Venture Lending. Enterprise value lending requires an in-depth understanding of the companies and markets served. We believe that this in-depth understanding of how venture capital and private equity-backed companies in our Target Industries grow in value, finance that growth over time and various business cycles can be carefully analyzed by Venture Lenders who have substantial experience, relationships and knowledge within the markets they serve. We believe the experience that our Advisor possesses gives us enhanced capabilities in making these qualitative enterprise value evaluations, which we believe can produce a high quality Venture Loan portfolio with enhanced returns for our stockholders.

•	Creative Products with Attractive Risk-Adjusted Pricing. Each of our existing and prospective portfolio companies has its own unique funding needs for the capital provided from the proceeds of our Venture Loans. These funding needs include, but are not limited to, funds for additional development runways, funds to hire or retain sales staff or funds to invest in research and development in order to reach important technical milestones in advance of raising additional equity. Our loans include current pay interest, commitment fees, pre-payment fees and non-utilization fees. We believe we have developed pricing tools, structuring techniques and valuation metrics that satisfy our portfolio companies’ requirements while mitigating risk and maximizing returns on our investments.

•	Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest and fees, we obtain warrants to purchase the equity of our portfolio companies as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies has allowed us to participate in the equity appreciation of our portfolio companies which we expect will enable us to generate higher returns for our investors.

•	Direct Origination. We originate transactions directly with technology, life science, healthcare information and services and cleantech companies. These transactions are referred to our Advisor from a number of sources, including referrals from, or direct solicitation of, venture capital and private equity firms, portfolio company management teams, legal firms, accounting firms, investment banks and other lenders that represent companies within our Target Industries. Our Advisor has been the sole or lead originator in substantially all transactions in which the funds it manages have invested.

•	Disciplined and Balanced Underwriting and Portfolio Management. We use a disciplined underwriting process that includes obtaining information validation from multiple sources, extensive knowledge of our Target Industries, comparable industry valuation metrics and sophisticated financial analysis related to development-stage companies. Our Advisor’s due diligence on investment prospects includes obtaining and evaluating information on the prospective portfolio company’s technology, market opportunity, management team, fund raising history, investor support, valuation considerations, financial condition and projections. We seek to balance our investment portfolio to reduce the risk of down market cycles associated with any particular industry or sector, development stage or geographic area. Our Advisor employs a “hands on” approach to portfolio management requiring private portfolio companies to provide monthly financial information and to participate in regular updates on performance and future plans.

•	Use of Leverage. We use leverage to increase returns on equity through revolving credit facilities provided by WestLB and Wells. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources.”

•	Customized Loan Documentation Process. Our Advisor employs an internally managed documentation process that assures that each loan transaction is documented using our “enterprise value” loan documents specifically tailored to each transaction. Our Advisor uses experienced in-house senior legal counsel to oversee the documentation and negotiation of each of our transactions.

•	Active Portfolio Management. Because many of our portfolio companies are privately held, development-stage companies in our Target Industries, our Advisor employs a “hands on” approach to its portfolio management processes and procedures. Our Advisor requires the private portfolio companies to provide monthly financial information, and our Advisor participates in quarterly discussions with the management and investors of our portfolio companies. Our Advisor prepares monthly management reporting and internally rates each portfolio company.

•	Portfolio Composition. Monitoring the composition of the portfolio is an important component of the overall growth and portfolio management strategy. Our Advisor monitors the portfolio regularly to avoid undue focus in any sub-industry, stage of development or geographic area. By regularly monitoring the portfolio for these factors we attempt to reduce the risk of down market cycles associated with any particular industry, development stage or geographic area.

Market Opportunity

We focus our investments primarily in four key industries of the emerging technology market: technology, life science, healthcare information and services and cleantech. The technology sectors we focus on include communications, networking, wireless communications, data storage, software, cloud computing, semiconductor, internet and media and consumer-related technologies. The life science sectors we focus on include biotechnology, drug delivery, bioinformatics and medical devices. The healthcare information and services sectors we focus on include diagnostics, medical record services and software and other healthcare related services and technologies that improve efficiency and quality of administered healthcare. The cleantech sectors we focus on include alternative energy, water purification, energy efficiency, green building materials and waste recycling.

We believe that Venture Lending has the potential to achieve enhanced returns that are attractive notwithstanding the increased level of risk associated with lending to development-stage companies. Potential benefits include:

•	Higher Interest Rates. Venture Loans typically bear interest at rates that exceed the rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions. We believe these rates provide a risk-adjusted return to lenders compared with other types of debt investing and provide a significantly less expensive alternative to equity financing for development-stage companies.

•	Loan Support Provided by Cash Proceeds from Equity Capital Provided by Venture Capital and Private Equity Firms. In many cases, a Venture Lender makes a Venture Loan to a portfolio company in conjunction with, or immediately after, a substantial venture capital or private equity investment in the portfolio company. This equity capital investment supports the loan by initially providing a source of cash to fund the portfolio company’s debt service obligations. In addition, because the loan ranks senior in priority of payment to the equity capital investment, the portfolio company must repay that debt before the equity capital investors realize a return on their investment. If the portfolio company subsequently becomes distressed, its venture capital and private equity investors will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets. We believe that the support of venture capital and private equity investors increases the likelihood that a Venture Loan will be repaid.

•	Relatively Rapid Amortization of Loans. Venture Loans typically require that interest payments begin within one month of closing, and principal payments begin within twelve months of closing, thereby returning capital to the lender and reducing the capital at risk with respect to the investment. Because Venture Loans are typically made at the time of, or soon after, a portfolio company completes a significant venture capital or private equity financing, the portfolio company usually has sufficient funds to begin making scheduled principal and interest payments even if it is not then generating revenue and/or positive cash flow. If a portfolio company is able to increase its “enterprise value” during the term of the loan (which is typically between 24 and 48 months), the lender may also benefit from a reduced loan-to-value ratio, which reduces the risk of the loan.

•	Senior Ranking to Equity and Collateralization. A Venture Loan is typically secured by some or all of the portfolio company’s assets, thus making the loan senior in priority to the equity invested in the portfolio company. In many cases, if a portfolio company defaults on its loan, the value of this collateral will provide the lender with an opportunity to recover all or a portion of its investment. Because holders of equity interests in a portfolio company will generally lose their investments before the Venture Lender experiences losses, we believe that the likelihood of losing all of our invested capital in a Venture Loan is lower than would be the case with an equity investment.

•	Potential Equity Appreciation Through Warrants. Venture Lenders are typically granted warrants in portfolio companies as additional consideration for making Venture Loans. The warrants permit the Venture Lender to purchase equity securities of the portfolio companies at the same price paid by the portfolio company’s investors for such preferred stock in the most recent or next equity round of the portfolio company’s financing. Historically, warrants granted to Venture Lenders have generally had a term of ten years and been in dollar amounts equal to between 5% and 20% of the principal loan amount. Warrants provide Venture Lenders with an opportunity to participate in the potential growth in value of the portfolio company, thereby increasing the potential return on investment.

We believe that Venture Lending also provides an attractive financing source for portfolio companies, their management teams and their equity capital investors, because of the following:

•	Venture Loans are Typically Less Dilutive than Venture Capital and Private Equity Financing. Venture Loans allow a company to access the cash necessary to implement its business plan without diluting the existing investors in the company. Typically, the warrants or other equity securities issued as part of a Venture Lending transaction result in only minimal dilution to existing investors as compared to the potential dilution of a new equity round of financing.

•	Venture Loans Extend the Time Period During Which a Portfolio Company Can Operate Before Seeking Additional Equity Financing. By using a Venture Loan, development-stage companies can postpone the need for their next round of equity financing, thereby extending their cash available to fund operations. This delay can provide portfolio companies with additional time to improve technology, achieve development milestones and, potentially, increase the company’s valuation before seeking more equity investments.

•	Venture Loans Allow Portfolio Companies to Better Match Cash Sources with Uses. Debt is often used to fund infrastructure costs, including office space and laboratory equipment. The use of debt to fund infrastructure costs allows a portfolio company to spread these costs over time, thereby conserving cash at a stage when its revenues may not be sufficient to cover expenses. Similarly, working capital financing may be used to fund selling and administrative expenses ahead of anticipated corresponding revenue. In both instances, equity capital is preserved for research and development expenses or future expansion.

Competitive Strengths

We believe that we, together with our Advisor, possess significant competitive strengths, including:

•	Consistently Execute Commitments and Close Transactions. Our Advisor and its senior management and investment professionals have an extensive track record of originating, underwriting and closing Venture Loans. Our Advisor has directly originated, underwritten and managed more than 130 Venture Loans with an aggregate original principal amount over $800 million since it commenced operations in 2004. In our experience, prospective portfolio companies prefer lenders that have demonstrated their ability to deliver on their commitments.

•	Robust Direct Origination Capabilities. Our Advisor’s managing directors each have significant experience originating Venture Loans in our Target Industries. This experience has given each managing director a deep knowledge of our Target Industries and an extensive base of transaction sources and references. Our Advisor’s brand name recognition in our market has resulted in a steady flow of high quality investment opportunities that are consistent with the strategic vision and expectations of our Advisor’s senior management.

•	Highly Experienced and Cohesive Management Team. Our Advisor has had the same senior management team of experienced professionals since its inception. This consistency allows companies, their management teams and their investors to rely on consistent and predictable service, loan products and terms and underwriting standards.

•	Relationships with Venture Capital and Private Equity Investors. Our Advisor has developed strong relationships with venture capital and private equity firms and their partners. The strength and breadth of our Advisor’s venture capital and private equity relationships would take considerable time and expense to develop.

•	Well-Known Brand Name. Our Advisor has originated Venture Loans to more than 130 companies in our Target Industries under the “Horizon Technology Finance” brand. Each of these companies is backed by one or more venture capital or private equity firms. We believe that the “Horizon Technology Finance” brand, as a competent, knowledgeable and active participant in the Venture Lending marketplace, will continue to result in a significant number of referrals and prospective investment opportunities in our Target Industries.

Stages of Development of Venture Capital and Private Equity-backed Companies

Below is a typical development curve for a company in our Target Industries and the various milestones along the development curve where we believe a Venture Loan may be a preferred financing solution:

Investment Criteria

We make investments in companies that are diversified by their stage of development, their Target Industries and sectors of Target Industries and their geographical location, as well as by the venture capital and private equity sponsors that support our portfolio companies. While we invest in companies at various stages of development, we require that prospective portfolio companies be beyond the seed stage of development and have received at least their first round of venture capital or private equity financing. We expect a prospective portfolio company to demonstrate its ability to advance technology and increase its value over time.

We have identified several criteria that we believe have proven, and will prove, important in achieving our investment objective. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria are met by each portfolio company in which we choose to invest.

Management.  Our portfolio companies are generally led by experienced management that has in-market expertise in the Target Industry in which the company operates, as well as extensive experience with development-stage companies. The adequacy and completeness of the management team is assessed relative to the stage of development and the challenges facing the potential portfolio company.

Continuing Support from One or More Venture Capital and Private Equity Investors.  We typically invest in companies in which one or more established venture capital and private equity investors have previously invested and continue to make a contribution to the management of the business. We believe that established venture capital and private equity investors can serve as a committed partner and will assist their portfolio companies and their management teams in creating value. We take into consideration the total amount raised by the company, the valuation history, investor reserves for future investment and the expected timing and milestones to the next equity round financing.

Operating Plan and Cash Resources.  We generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt. Our review of the operating plan will take into consideration existing cash, cash burn, cash runway and the milestones necessary for the company to achieve cash flow positive operations or to access additional equity from the investors.

Enterprise and Technology Value.  We expect that the enterprise value of a prospective portfolio company should substantially exceed the principal balance of debt borrowed by the company. Enterprise value includes the implied valuation based upon recent equity capital invested as well as the intrinsic value of the company’s unique technology, service or customer base.

Market Opportunity and Exit Strategy.  We seek portfolio companies that are addressing large market opportunities that capitalize on their competitive advantages. Competitive advantages may include unique technology, protected intellectual property, superior clinical results or significant market traction. As part of our investment analysis, we will consider potential realization of our warrants through merger, acquisition or initial public offering based upon comparable exits in the company’s Target Industry.

Investment Process

Our Advisor has created an integrated approach to the loan origination, underwriting, approval and documentation process that effectively combines all of the skills of our Advisor’s professionals. This process allows our Advisor to achieve an efficient and timely closing of an investment from the initial contact with a prospective portfolio company through the investment decision, close of documentation and funding of the investment, while ensuring that our Advisor’s rigorous underwriting standards are consistently maintained. Our Board has delegated authority for all investment decisions to our Advisor. We believe that the high level of involvement by our Advisor’s staff in the various phases of the investment process allows us to minimize the credit risk while delivering superior service to our portfolio companies.

Origination.  Our Advisor’s loan origination process begins with its industry-focused regional managing directors who are responsible for identifying, contacting and screening prospects. The managing directors meet with key decision makers and deal referral sources such as venture capital and private equity firms and management teams, legal firms, accounting firms, investment banks and other lenders to source prospective portfolio companies. We believe our brand name and management team are well known within the Venture Lending community, as well as by many repeat entrepreneurs and board members of prospective portfolio companies. These broad relationships, which reach across the Venture Lending industry, give rise to a significant portion of our Advisor’s deal origination.

The responsible managing director of our Advisor obtains review materials from the prospective portfolio company and from those materials, as well as other available information, determines whether it is appropriate for our Advisor to issue a non-binding term sheet. The managing director bases this decision to proceed on his or her experience, the competitive environment and the prospective portfolio company’s needs and also seeks the counsel of our Advisor’s senior management and investment team.

Term Sheet.  If the managing director determines, after review and consultation with senior management, that the potential transaction meets our Advisor’s initial credit standards, our Advisor will issue a non-binding term sheet to the prospective portfolio company.

The terms of the transaction are tailored to a prospective portfolio company’s specific funding needs while taking into consideration market dynamics, the quality of the management team, the venture capital and private equity investors involved and applicable credit criteria, which may include the prospective portfolio company’s existing cash resources, the development of its technology and the anticipated timing for the next round of equity financing.

Underwriting.  Once the term sheet has been negotiated and executed and the prospective portfolio company has remitted a good faith deposit, we request additional due diligence materials from the prospective portfolio company and arrange for a due diligence visit.

Due Diligence.  The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team including its Chief Executive Officer, Chief Financial Officer, Chief Scientific or Technology Officer, principal marketing or sales professional and other key managers. The process includes contact with key analysts that affect the prospective portfolio company’s business, including analysts that follow the technology market, through leaders in our Target Industries and important customers or partners, if any. Outside sources of information are reviewed, including industry publications, scientific and market articles, Internet publications, publicly available information on competitors or competing technologies and information known to our Advisor’s investment team from their experience in the technology markets.

A key element of the due diligence process is interviewing key existing investors in the prospective portfolio company, who are often also members of the prospective portfolio company’s board of directors. While these board members and/or investors are not independent sources of information, their support for management and willingness to support the prospective portfolio company’s further development are critical elements of our decision making process.

Investment Memorandum.  Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, our Advisor’s assigned credit officer prepares an investment memorandum for review and approval. The investment memorandum is reviewed by our Advisor’s Chief Credit Officer and submitted to our Advisor’s investment committee for approval.

Investment Committee.  Our Board delegates authority for all investment decisions to our Advisor’s investment committee.

Our Advisor’s investment committee is responsible for overall credit policy, portfolio management, approval of all investments, portfolio monitoring and reporting and managing of problem accounts. The committee interacts with the entire staff of our Advisor to review potential transactions and deal flow. This interaction of cross-functional members of our Advisor’s staff assures efficient transaction sourcing, negotiating and underwriting throughout the transaction process. Portfolio performance and current market conditions are reviewed and discussed by the investment committee on a regular basis to assure that transaction structures and terms are consistent and current.

Loan Closing and Funding.  Approved investments are documented and closed by our Advisor’s in-house legal and loan administration staff. Loan documentation is based upon standard templates created by our Advisor and is customized for each transaction to reflect the specific deal terms. The transaction documents typically include a loan and security agreement, warrant agreement and applicable perfection documents, including Uniform Commercial Code financing statements, and, as applicable, may also include a landlord agreement, patent and trademark security grants, a subordination agreement and other standard agreements for commercial loans in the Venture Lending industry. Funding requires final approval by our Advisor’s General Counsel, Chief Executive Officer or President, Chief Financial Officer and Chief Credit Officer.

Portfolio Management and Reporting.  Our Advisor maintains a “hands on” approach to maintain communication with our portfolio companies. At least quarterly, our Advisor contacts our portfolio companies for operational and financial updates by phone and performs reviews on an annual basis. Our Advisor may contact portfolio companies deemed to have greater credit risk on a monthly basis. Our Advisor requires all private companies to provide financial statements on a monthly basis. For public companies, our Advisor typically relies on publicly reported quarterly financials. Our Advisor also typically receives copies of bank and security statements, as well as any other information required to verify reported financial information. Among other things, this allows our Advisor to identify any unexpected developments in the financial performance or condition of the portfolio company.

Our Advisor has developed a proprietary credit rating system to analyze the quality of our loans. Using this system, our Advisor analyzes and then rates the credit risk within the portfolio on a monthly basis. Each portfolio company is rated on a 1 through 4 scale, with 3 representing the rating for a standard level of risk. A rating of 4 represents an improved and better credit quality. A rating of 2 or 1 represents a deteriorating credit quality and increasing risk. Newly funded investments are typically assigned a rating of 3, unless extraordinary circumstances require otherwise. These investment ratings are generated internally by our Advisor, and we cannot guarantee that others would assign the same ratings to our portfolio investments or similar portfolio investments.

Our Advisor closely monitors portfolio companies rated a 1 or 2 for adverse developments. In addition, our Advisor has regular contact with the management, board of directors and major equity holders of these portfolio companies in order to discuss strategic initiatives to correct the deterioration of the portfolio company (e.g., cost reductions, new equity issuance or strategic sale of the business).

The table below describes each rating level:

Rating

4	The portfolio company has performed in excess of our expectations at underwriting as demonstrated by exceeding revenue milestones, clinical milestones or other operating metrics or as a result of raising capital well in excess of our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value greatly exceeds our loan balance; it has achieved cash flow positive operations or has sufficient cash resources to cover the remaining balance of the loan; there is strong potential for warrant gains from our warrants; and there is a high likelihood that the borrower will receive favorable future financing to support operations. Loans rated 4 are the lowest risk profile in our portfolio and there is no expected risk of principal loss.
3	The portfolio company has performed to our expectations at underwriting as demonstrated by hitting revenue milestones, clinical milestones or other operating metrics. It has raised, or is expected to raise, capital consistent with our underwriting assumptions. Generally the portfolio company displays one or more of the following: its enterprise value comfortably exceeds our loan balance; it has sufficient cash resources to operate per its plan; it is expected to raise additional capital as needed; and there continues to be potential for warrant gains from our warrants. All new loans are rated 3 when approved and thereafter 3 rated loans represent a standard risk profile, with no loss currently expected.
2	The portfolio company has performed below our expectations at underwriting as demonstrated by missing revenue milestones, delayed clinical progress or otherwise failing to meet projected operating metrics. It may have raised capital in support of the poorer performance but generally on less favorable terms than originally contemplated at the time of underwriting. Generally the portfolio company displays one or more of the following: its enterprise value exceeds our loan balance but at a lower multiple than originally expected; it has sufficient cash to operate per its plan but liquidity may be tight; and it is planning to raise additional capital but there is uncertainty and the potential for warrant gains from our warrants are possible, but unlikely. Loans rated 2 represent an increased level of risk. While no loss is currently anticipated for a 2 rated loan, there is potential for future loss of principal.
1	The portfolio company has performed well below plan as demonstrated by materially missing revenue milestones, delayed or failed clinical progress or otherwise failing to meet operating metrics. The portfolio company has not raised sufficient capital to operate effectively or retire its debt obligation to us. Generally the portfolio company displays one or more of the following: its enterprise value may not exceed our loan balance; it has insufficient cash to operate per its plan and liquidity may be tight; and there are uncertain plans to raise additional capital or the portfolio company is being sold under distressed conditions. There is no potential for warrant gains from our warrants. Loans rated 1 are generally put on non-accrual and represent a high degree of risk of loss. The fair value of 1 rated loans is reduced to the amount that is expected to be recovered from liquidation of the collateral.

For a discussion of the ratings of our existing portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Loan Portfolio Asset Quality.”

Managerial Assistance

As a BDC, we offer, through our Advisor, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of the portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

We may receive fees for these services, though we may reimburse our Advisor for its expenses related to providing such services on our behalf.

Competition

We compete for investments with a number of investment funds and other BDCs, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial and other resources than we do. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of our Advisor’s investment professionals, its responsiveness and efficient investment analysis and decision-making processes, its creative financing products and its customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. For additional information concerning the competitive risks see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities, and if we are not able to compete effectively, our business, results of operations and financial condition may be adversely affected and the value of your investment in us could decline.”

Employees

We do not have any employees. Each of our executive officers described under “Management” is an employee of our Advisor. The day-to-day investment operations are managed by our Advisor. As of September 30, 2011, our Advisor had 16 employees, including investment and portfolio management professionals, operations and accounting professionals, legal counsel and administrative staff. In addition, we reimburse our Advisor for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters and our Advisor’s headquarters are currently located at 312 Farmington Avenue, Farmington, Connecticut 06032. We believe that our office facilities are suitable and adequate to our business.

Legal Proceedings

Neither we nor our Advisor are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2011 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being ancillary to our investments, and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

The following table sets forth certain information for each portfolio company in which we had an investment as of September 30, 2011.

Name and Address of			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Debt Investments
Debt Investments — Life Science
ACT Biotech Corporation 717 Market Street, Suite 650 San Francisco, CA 94103	Biotechnology	Term Loan(1) Term Loan(1) Term Loan(1)	13.10% 13.01% 13.01%	$12/1/2013 12/1/2013 12/1/2013	$905 905 1,371	905 905 1,371
Ambit Biosciences Corporation 4215 Sorrento Valley Blvd. San Diego, CA 92121	Biotechnology	Term Loan(1)	12.25%	10/1/2013	5,066	5,066
Anacor Pharmaceuticals, Inc.(5) 1020 East Meadow Circle Palo Alto, CA 94303	Biotechnology	Term Loan(2)	9.41%	4/1/2015	3,206	3,206
GenturaDx, Inc. 24590 Clawiter Road Hayward, CA 94545	Biotechnology	Term Loan(2)	11.25%	4/1/2014	1,903	1,903
N30 Pharmaceuticals, LLC 3122 Sterling Circle, Suite 200 Boulder, CO 80301	Biotechnology	Term Loan(1)	11.25%	9/1/2014	2,412	2,412
Pharmasset, Inc.(5) 303-A College Road East Princeton, NJ 08540	Biotechnology	Term Loan(1) Term Loan(1)	12.00% 12.50%	1/1/2012 10/1/2012	379 1,453	379 1,453
Revance Therapeutics, Inc. 7555 Gateway Blvd. Newark, CA 94560	Biotechnology	Convertible Note(1)	8.00%	2/10/2013	62	62
Supernus Pharmaceuticals, Inc. 1550 East Gude Drive Rockville, MD 20850	Biotechnology	Term Loan(2)	11.00%	8/1/2014	2,947	2,947
Tranzyme, Inc.(5) 4819 Emperor Blvd., Suite 400 Durham, NC 27703	Biotechnology	Term Loan(1)	10.75%	1/1/2014	4,538	4,538
Xcovery Holding Company, LLC 505 S. Flagler Drive, Suite 1330 West Palm Beach, FL 33401	Biotechnology	Term Loan(2) Term Loan(2)	12.00% 12.00%	10/1/2013 7/1/2014	1,494 1,477	1,494 1,477
Concentric Medical, Inc. 301 East Evelyn Avenue Mountain View, CA 94041	Medical Device	Term Loan(1)	12.04%	9/1/2013	6,676	6,676
OraMetrix, Inc. 2350 Campbell Creek Blvd., Suite 400 Richardson, TX 75082	Medical Device	Term Loan(1)	11.50%	4/1/2014	4,669	4,669
PixelOptics, Inc. 5241 Valleypark Drive Roanoke, VA 24019	Medical Device	Term Loan(2)	10.75%	11/1/2014	9,910	9,910
Tengion, Inc.(5) 2900 Potshop Lane, Suite 100 East Norriton, PA 19403	Medical Device	Term Loan(2)	11.75%	1/1/2014	4,948	4,588
ViOptix, Inc. 47224 Misson Fall Ct. Fremont, CA 94539	Medical Device	Term Loan(1)	13.55%	11/1/2011	656	656

Total Debt Investments — Life Science					54,977	54,617

Name and Address of			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Debt Investments — Technology
OpenPeak, Inc. 1750 Clint Moore Road Boca Raton, FL 33487	Communications	Term Loan(1)	11.86%	$12/1/2013	$6,016	5,647
Starcite, Inc. 1600 Market Street, 27th Floor Philadelphia, PA 19103	Consumer-related Technologies	Term Loan(1)	12.05%	9/1/2012	1,604	1,604
Tagged, Inc. 840 Battery Street, 2nd Floor San Francisco, CA 94111	Consumer-related Technologies	Term Loan(1) Term Loan(1)	12.78% 11.46%	5/1/2012 8/1/2012	671 300	671 300
Xtera Communications, Inc. 500 W. Bethany Drive, Suite 100 Allen, TX 75013	Semiconductors	Term Loan(2)	11.50%	12/1/2014	9,739	9,739
Vette Corp. 14 Manchester Square, Suite 210 Portsmouth, NH 03801	Data Storage	Term Loan(1)	11.75%	7/1/2014	4,928	4,928
IntelePeer, Inc. 2855 Campus Drive, Suite 200 San Mateo, CA 94403	Networking	Term Loan(1) Term Loan(1) Term Loan(1)	12.43% 12.33% 12.33%	4/1/2012 6/1/2012 10/1/2012	238 315 729	238 315 729
Construction Software Technologies, Inc. 4500 Lake Forest Drive, Suite 502 Cincinnati, OH 45202	Software	Term Loan(2) Term Loan	11.75% 11.75%	12/1/2014 6/1/2014	3,940 1,969	3,940 1,969
Courion Corporation 1900 West Park Drive, 1st Floor Westborough, MA 01581	Software	Term Loan(1)	11.45%	9/1/2014	6,889	6,889
Recondo Technology, Inc. 6312 South Fiddlers Green Cir., Suite 600 East Greenwood Village, CO 80111	Software	Term Loan	11.50%	4/1/2015	1,923	1,923
Seapass Solutions, Inc. 90 Park Avenue, Suite 1720 New York, NY 10016	Software	Term Loan(2)	11.75%	11/1/2014	4,924	4,924
StreamBase Systems, Inc. 181 Spring Street Lexington, MA 02421	Software	Term Loan(1) Term Loan(1)	12.51% 12.50%	11/1/2013 6/1/2014	3,115 960	3,115 960

Total Debt Investments — Technology					48,260	47,891

Debt Investments — Cleantech
Cereplast, Inc.(5) 300 North Continental Blvd., Suite 100 El Segundo, CA 90245	Waste Recycling Waste Recycling	Term Loan(1) Term Loan(1)	12.00% 12.00%	4/1/2014 6/1/2014	2,448 2,441	2,448 2,441
Enphase Energy, Inc. 201 1st Street, Suite 300 Petaluma, CA 94952	Energy Efficiency	Term Loan(1) Term Loan Term Loan	12.60% 10.75% 10.75%	10/1/2013 4/1/2015 4/1/2015	5,697 1,968 2,938	5,697 1,968 2,938
Satcon Technology Corporation(5) 27 Drydock Avenue Boston, MA 02210	Energy Efficiency	Term Loan(1)	12.58%	1/1/2014	8,521	8,521
Tigo Energy, Inc. 420 Blossom Hill Road Los Gatos, CA 95032	Energy Efficiency	Term Loan(1) Revolver(2)	11.00% 10.75% (Prime + 7.50)%	8/1/2014 1/1/2014	3,422 2,933	3,422 2,933

Total Debt Investments — Cleantech					30,368	30,368

Debt Investments — Healthcare information and services
BioScale, Inc. 4 Maguire Road Lexington, MA 02421	Diagnostics	Term Loan(1) Term Loan(1)	12.00% 11.51%	8/1/2012 1/1/2014	1,351 4,941	1,351 4,941
Precision Therapeutics, Inc. 2516 Jane Street Pittsburgh, PA 15203	Diagnostics	Term Loan	10.25%	12/1/2014	6,952	6,952
Radisphere National Radiology Group, Inc. 23625 Commerce Park, Suite 204 Beachwood, OH 44122	Diagnostics	Term Loan(1)	12.75%	1/1/2014	9,340	9,340

Name and Address of			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Aperio Technologies, Inc. 1360 Park Center Drive Vista, CA 92081	Other Healthcare	Term Loan	9.64%	$5/1/2015	$4,929	4,929
Patientkeeper, Inc. 880 Winter Street, Suite 300 Waltham, MA 02451	Other Healthcare	Term Loan	10.50%	12/1/2014	5,222	5,222
Singulex, Inc. 1650 Harbor Bay Parkway, Suite 200 Alameda, CA 94502	Other Healthcare	Term Loan(1) Term Loan(1)	11.00% 11.00%	3/1/2014 3/1/2014	2,968 1,978	2,968 1,978
Talyst, Inc. 11100 NE 8th Street, Suite 600 Bellevue, WA 98004	Other Healthcare	Term Loan(1) Term Loan(1)	12.10% 12.05%	12/1/2013 12/1/2013	1,924 1,921	1,924 1,921

Total Debt Investment — Healthcare information and services					41,526	41,526

Total Debt Investments					175,131	174,402

Warrant Investments
Warrants — Life Science
ACT Biotech Corporation 717 Market Street, Suite 650 San Francisco, CA 94103	Biotechnology	Preferred Stock Warrants(1)	—	—	58	67
Ambit Biosciences, Inc. 4215 Sorrento Valley Blvd. San Diego, CA 92121	Biotechnology	Preferred Stock Warrants(1)	—	—	143	98
Anacor Pharmaceuticals, Inc.(5) 1020 East Meadow Circle Palo Alto, CA 94303	Biotechnology	Common Stock Warrants(2)	—	—	42	22
Anesiva, Inc.(5) 650 Gateway Boulevard South San Francisco, CA 94080	Biotechnology	Common Stock Warrants(1)	—	—	18	—
GenturaDx, Inc. 24590 Clawiter Road Hayward, CA 94545	Biotechnology	Preferred Stock Warrants(2)	—	—	63	60
N30 Pharmaceuticals, LLC 3122 Sterling Circle, Suite 200 Boulder, CO 80301	Biotechnology	Preferred Stock Warrants(1)	—	—	59	46
Novalar Pharmaceuticals, Inc. 12555 High Bluff Drive, Suite 300 San Diego, CA 92130	Biotechnology	Preferred Stock Warrants(1)	—	—	69	—
Revance Therapeutics, Inc. 7555 Gateway Blvd. Newark, CA 94560	Biotechnology	Preferred Stock Warrants(1)	—	—	224	489
Supernus Pharmaceuticals, Inc. 1550 East Gude Drive Rockville, MD 20850	Biotechnology	Preferred Stock Warrants(2)	—	—	16	15
Tranzyme, Inc.(5) 4819 Emperor Blvd., Suite 400 Durham, NC 27703	Biotechnology	Common Stock Warrants(1)	—	—	1	—
Concentric Medical, Inc. 301 East Evelyn Avenue Mountain View, CA 94041	Medical Device	Preferred Stock Warrants(1)	—	—	84	875
EnteroMedics, Inc.(5) 2800 Patton Road Saint Paul, MN 55113	Medical Device	Common Stock Warrants(1)	—	—	347	2
OraMetrix, Inc. 2350 Campbell Creek Blvd., Suite 400 Richardson, TX 75082	Medical Device	Preferred Stock Warrants(1)	—	—	78	67
PixelOptics, Inc. 5241 Valleypark Drive Roanoke, VA 24019	Medical Device	Preferred Stock Warrants(2)	—	—	96	46
Tengion, Inc.(5) 2900 Potshop Lane, Suite 100 East Norriton, PA 19403	Medical Device	Common Stock Warrants(2)	—	—	62	—

Name and Address of			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

ViOptix, Inc. 47224 Misson Fall Ct. Fremont, CA 94539	Medical Device	Preferred Stock Warrants(1)	—	$—	$13	—

Total Warrants — Life Science					1,373	1,787

Warrants — Technology
OpenPeak, Inc. 1750 Clint Moore Road Boca Raton, FL 33487	Communications	Preferred Stock Warrants(1)	—	—	89	—
Everyday Health, Inc. 45 Main Street Brooklyn, NY 11201	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	69	116
SnagAJob.com, Inc. 4880 Cox Road, Suite 200 Glenn Allen, VA 23060	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	23	270
Starcite, Inc. 1600 Market Street, 27th Floor Philadelphia, PA 19103	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	24	27
Tagged, Inc. 840 Battery Street, 2nd Floor San Francisco, CA 94111	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	17	27
Xtera Communications, Inc. 500 W. Bethany Drive, Suite 100 Allen, TX 75013	Semiconductors	Preferred Stock Warrants	—	—	206	242
Vette Corp. 14 Manchester Square, Suite 210 Portsmouth, NH 03801	Data Storage	Preferred Stock Warrants(1)	—	—	75	48
XIOtech, Inc. 6455 Flying Cloud Drive Eden Prairie, MN 55344	Data Storage	Preferred Stock Warrants(1)	—	—	22	80
Cartera Commerce, Inc. One Cranberry Hill, Suite 203 Lexington, MA 02421	Internet and media	Preferred Stock Warrants(1)	—	—	16	30
Grab Networks, Inc. 21000 Atlantic Boulevard Dulles, VA 20166	Networking	Preferred Stock Warrants(1)	—	—	74	—
IntelePeer, Inc. 2855 Campus Drive, Suite 200 San Mateo, CA 94403	Networking	Preferred Stock Warrants(1)	—	—	39	524
Motion Computing, Inc. 8601 RR 2222, Building II Austin, TX 78730	Networking	Preferred Stock Warrants(1)	—	—	7	334
Impinj, Inc. 701 N. 34th Street, Suite 300 Seattle, WA 8103	Semi-conductor	Preferred Stock Warrants(1)	—	—	7	—
Clarabridge, Inc. 11400 Commerce Park Drive, Suite 500 Reston, VA 20191	Software	Preferred Stock Warrants(1)	—	—	27	24
Construction Software Technologies, Inc. 4500 Lake Forest Drive, Suite 502 Cincinnati, OH 45202	Software	Preferred Stock Warrants(2)	—	—	45	44
Courion Corporation 1900 West Park Drive, 1st Floor Westborough, MA 01581	Software	Preferred Stock Warrants(1)	—	—	85	100
DriveCam, Inc. 8911 Balboa Ave. San Diego, CA 92123	Software	Preferred Stock Warrants(1)	—	—	20	7
Netuitive, Inc. 12700 Sunrise Valley Drive Reston, VA 20191	Software	Preferred Stock Warrants(1)	—	—	27	21

Name and Address of			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Recondo Technology, Inc. 6312 South Fiddlers Green Cr., Suite 600 East Greenwood Village, CO 80111	Software	Preferred Stock Warrants(1)	—	$—	$47	47
Seapass Solutions, Inc. 90 Park Avenue, Suite 1720 New York, NY 10016	Software	Preferred Stock Warrants(2)	—	—	43	42
StreamBase Systems, Inc. 181 Spring Street Lexington, MA 02421	Software	Preferred Stock Warrants(1)	—	—	67	68

Total Warrants — Technology					1,029	2,051

Warrants — Cleantech
Cereplast, Inc.(5) 300 North Continental Blvd., Suite 100 El Segundo, CA 90245	Waste Recycling	Common Stock Warrants(1)	—	—	112	28
Enphase Energy, Inc. 201 1st Street, Suite 300 Petaluma, CA 94952	Energy Efficiency	Preferred Stock Warrants(1)	—	—	175	136
Satcon Technology Corporation(5) 27 Drydock Avenue Boston, MA 02210	Energy Efficiency	Common Stock Warrants(1)	—	—	285	5
Tigo Energy, Inc. 420 Blossom Hill Road Los Gatos, CA 95032	Energy Efficiency	Preferred Stock Warrants(1)	—	—	101	79

Total Warrants — Cleantech					673	248

Warrants — Healthcare information and services
BioScale, Inc. 4 Maguire Road Lexington, MA 02421	Diagnostics	Preferred Stock Warrants(1)	—	—	54	62
Precision Therapeutics, Inc. 2516 Jane Street Pittsburgh, PA 15203	Diagnostics	Preferred Stock Warrants	—	—	73	158
Radisphere National Radiology Group, Inc. 23625 Commerce Park, Suite 204 Beachwood, OH 44122	Diagnostics	Preferred Stock Warrants(1)	—	—	167	372
Aperio Technologies, Inc. 1360 Park Center Drive Vista, CA 92081	Other Healthcare	Preferred Stock Warrants	—	—	35	34
Patientkeeper, Inc. 880 Winter Street, Suite 300 Waltham, MA 02451	Other Healthcare	Preferred Stock Warrants	—	—	269	266
Singulex, Inc. 1650 Harbor Bay Parkway, Suite 200 Alameda, CA 94502	Other Healthcare	Preferred Stock Warrants(1)	—	—	40	31
Talyst, Inc. 11100 NE 8th Street, Suite 600 Bellevue, WA 98004	Other Healthcare	Preferred Stock Warrants(1)	—	—	100	82

Total Warrants — Healthcare information and services					738	1,005

Total Warrants					3,813	5,091

Equity
Insmed Incorporated(5) 4851 Lake Brook Drive Glen Allen, VA 23058	Biotechnology	Common Stock(1)	—	—	227	169

Name and Address of			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Overture Networks Inc. 507 Aiport Blvd., Building 111 Morrisville, NC 27650	Communications	Preferred Stock(1)	—	$—	$480	524

Total Equity					707	693

Total Investment Assets					$179,651	$180,186

Investment Liabilities
Derivative Agreement
WestLB, AG	Interest rate swap — pay fixed/receive floating, Notional Amount $10 million		3.58%	10/14/2011	—	13

Total Investment Liabilities					$—	$13

(1)	Has been pledged as collateral under the WestLB Facility.

(2)	Has been pledged as collateral under the Wells Facility.

(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated and applies only to the Company’s debt investments. Amount is the annual interest rate on the debt investment and does not include any additional fees related to the investment, such as deferred interest, commitment fees or prepayment fees. The majority of the debt investments are at fixed rates for the term of the loan. For each debt investment, we have provided the current interest rate in effect as of September 30, 2011.

(5)	Portfolio company is a public company.

(6)	For debt investments, represents principal balance less unearned income.

MANAGEMENT

Our business and affairs are managed under the direction of our Board. Our Board consists of seven members, four of whom are not “interested persons” of our Company or of our Advisor as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our Board, consistent with the rules of NASDAQ. We refer to these individuals as our “independent directors.” Our Board elects our officers, who serve at the discretion of our Board.

Board of Directors and Executive Officers

Our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our Board may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Our Board may elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act.

			Director	Expiration of
Interested Director Name	Age	Position	Since	Current Term

Robert D. Pomeroy, Jr.(1)	60	Chief Executive Officer and Chairman of the Board	2010	2013
Gerald A. Michaud(1)	59	President and Director	2010	2012
David P. Swanson(2)	38	Director	2010	2014

			Director	Expiration of
Independent Director Name	Age	Position	Since	Current Term

James J. Bottiglieri	55	Director	2010	2014
Edmund V. Mahoney	60	Director	2010	2012
Brett N. Silvers	56	Director	2010	2012
Christopher B. Woodward	62	Lead Independent Director	2010	2013

(1)	Interested person of the Company due to his position as an officer of the Company.

(2)	Interested person of the Company due to his indirect ownership in the Advisor.

The address for each of Mr. Pomeroy and Mr. Michaud and each of the independent directors is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. The address for Mr. Swanson is Compass Group Management LLC, 61 Wilton Road, 2nd Floor, Westport, Connecticut 06880.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Christopher M. Mathieu	46	Senior Vice President, Chief Financial Officer and Treasurer
John C. Bombara	47	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Daniel S. Devorsetz	41	Senior Vice President and Chief Credit Officer

The address for each executive officer is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032.

Biographical Information

Interested Directors

Robert D. Pomeroy, Jr., Chief Executive Officer and Chairman of the Board of Directors.  Mr. Pomeroy co-founded our Advisor in May 2003 and has been a managing member of our Advisor and its Chief Executive Officer since its inception. Mr. Pomeroy was President of GATX Ventures, Inc. (a subsidiary of GATX Corporation engaged in the venture lending business) from July 2000 to April 2003, with full profit and loss responsibility including managing a staff of 39 and chairing the investment committee with credit authority. GATX Ventures, Inc. had total assets of over $270 million. Before joining GATX Ventures in July 2000, Mr. Pomeroy was Executive Vice President of Transamerica Business Credit (a subsidiary of Transamerica Corporation engaged in the venture lending business) and a co-founder of its Transamerica Technology Finance division. Mr. Pomeroy was the general manager of Transamerica Technology Finance from September 1996 to July 2000, with full profit and loss responsibility, credit authority and responsibility for a staff of 50 and over $480 million in assets. Prior to co-founding Transamerica Technology Finance in September 1996, Mr. Pomeroy served from January 1989 to August 1996 as Senior Vice President and chaired the investment committee of Financing for Science International, Inc., a publicly traded venture financing and healthcare leasing company that was acquired by Finova Capital Corporation in August 1996. Mr. Pomeroy started his career with Crocker Bank in 1974 and has over 35 years of diversified lending and leasing experience. Mr. Pomeroy earned both a Master of Business Administration and a Bachelor of Science degree from the University of California at Berkeley.

Gerald A. Michaud, President and Director.  Mr. Michaud co-founded our Advisor in May 2003 and has been a managing member of our Advisor and its President since its inception. From July 2000 to May 2003, Mr. Michaud was Senior Vice President of GATX Ventures, Inc. and its senior business development executive. From September 1996 to July 2000, Mr. Michaud was Senior Vice President of Transamerica Business Credit and a co-founder of its Transamerica Technology Finance division. Mr. Michaud was the senior business development executive for Transamerica Technology Finance with oversight of more than $700 million in loans funded. From May 1993 to September 1996, Mr. Michaud served as a Vice President of Financing for Science International, Inc. Prior to 1993, Mr. Michaud founded and served as President of Venture Leasing and Capital. Mr. Michaud attended Northeastern University, Rutgers University and the University of Phoenix, completed a commercial credit training program with Shawmut Bank and has taken executive courses at Harvard Business School.

David P. Swanson, Director.  Mr. Swanson has been a partner in The Compass Group since December 2005 and has been with The Compass Group and its affiliates since August 2001, serving as a Vice President from August 2001 to December 2003 and a Principal from December 2003 to December 2005. He is a member of the board of directors of AFM Holding Corporation, Liberty Safe Holding Corporation and CamelBak Acquisition Corp. From August 1996 to July 1998, Mr. Swanson was with Goldman Sachs in the Financial Institutions and Distressed Debt practices. Mr. Swanson earned a Master of Business Administration from the Harvard Business School MBA program and a Bachelor of Arts degree in Economics from the University of Chicago, where he was elected Phi Beta Kappa.

Independent Directors

James J. Bottiglieri, Director.  Mr. Bottiglieri has served as a director of Compass Diversified Holdings, Inc. (“CODI”) since December 2005, as well as its chief financial officer since its inception in November 2005. Mr. Bottiglieri has also been an executive vice president of CODI’s external manager since 2005. Previously, Mr. Bottiglieri was the senior vice president/controller of WebMD Corporation. Prior to that, Mr. Bottiglieri was with Star Gas Corporation and a predecessor firm to KPMG LLP. Mr. Bottiglieri is a graduate of Pace University. Mr. Bottiglieri serves as a director for a majority of CODI’s subsidiary companies.

Edmund V. Mahoney, Director.  Mr. Mahoney is Vice President, Investments (Chief Investment Officer) of Vantis Life Insurance Company (“Vantis Life”) and is responsible for all of its investment and portfolio management activities. Prior to joining Vantis Life in 2009, Mr. Mahoney was Senior Vice President, Compliance of Hartford Investment Management Company from 1994 through 2009, an investment adviser registered with the SEC with nearly $150 billion of assets under management. From 1986 through 1994, Mr. Mahoney was Assistant Vice President and Assistant Treasurer of Aetna Life and Casualty Company, responsible for international finance, foreign exchange risk management, cash management and leasing activities. From 1979 through 1984, Mr. Mahoney was assistant treasurer of Urban Investment and Development Company, a real estate development and management company located in Chicago, Illinois, responsible for the company’s risk management, commercial paper and construction loan programs. Mr. Mahoney earned a Bachelor of Arts degree from Colby College, a Master of Business Administration (with distinction) from Babson College and attended real estate finance related post graduate courses at The Wharton School of the University of Pennsylvania.

Brett N. Silvers, Director.  Mr. Silvers has been the President and Chief Executive Officer of WorldBusiness Capital, Inc. since he founded it in 2003. He was previously the Chairman and Chief Executive Officer of First International Bancorp, Inc. (NASDAQ: FNCE) for 13 years, during which time he led the bank’s expansion, successful initial public offering and sale to a Fortune 100 Company. Mr. Silvers currently serves on the Industry Trade Advisory Committee on Small and Minority Business of the U.S. Department of Commerce/Office of the U.S. Trade Representative. He has also served on the Board of Regents of the University of Hartford, the Board of Directors of the Private Export Funding Corporation, the New England Advisory Council of the Federal Reserve Bank of Boston and the Advisory Committee of the Export-Import Bank of the United States. Mr. Silvers received his Bachelor of Arts in Political Science from Yale University and Master of Arts in Law and Diplomacy from The Fletcher School, Tufts University.

Christopher B. Woodward, Lead Independent Director.  Mr. Woodward is a private investor and corporate finance business advisor. He has previously held several domestic and global management positions as a Director, Deputy Chief Executive Officer and acting Chief Financial Officer with Canterbury of New Zealand from 2000 through 2009, as Vice President-Corporate Finance with Montgomery Securities and its predecessors from 1983 through 1987 and as a senior finance and management executive with various other large and small public and private enterprises. Mr. Woodward began his career with Coopers & Lybrand (a predecessor firm to PricewaterhouseCoopers) where he was a Certified Public Accountant engaged in providing audit, tax and financial advisory services to various sized public and private companies across a number of industries from 1973 through 1980. During such time, he was involved in that firm’s early Silicon Valley practice as it assisted emerging, venture-backed growth companies. Mr. Woodward earned both Bachelor of Science and Master in Business Administration degrees from the Haas School at the University of California, Berkeley.

Executive Officers who are not Directors

Christopher M. Mathieu, Senior Vice President, Chief Financial Officer and Treasurer.  Mr. Mathieu is an original member of the team that founded our Advisor in May 2003 and its Chief Financial Officer since inception. Mr. Mathieu has been involved in the accounting, finance and venture debt industries for more than 22 years. From July 2000 to May 2003, Mr. Mathieu was Vice President — Life Sciences of GATX Ventures, Inc. and the primary business development officer for the life science sector. From September 1996 to July 2000, Mr. Mathieu was Vice President — Life Sciences of Transamerica Business Credit’s Technology Finance division where, in addition to co-developing and implementing the business plan used to form the division, he was the primary business development officer responsible for the life science sector and was directly responsible for more than $200 million in loan originations. From March 1993 to September 1996, Mr. Mathieu was a Vice President, Finance at Financing for Science International, Inc. Prior to March 1993, Mr. Mathieu was a manager with the financial services group of KPMG working with both public and private banks and commercial finance companies. Mr. Mathieu graduated with honors from Western New England College with a Bachelor of Science in Business Administration degree in accounting and is a Certified Public Accountant, chartered in the State of Connecticut.

John C. Bombara, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary.  Mr. Bombara is an original member of the team that founded our Advisor in May 2003 and has been its Senior Vice President, General Counsel and Chief Compliance Officer since our Advisor’s inception. Mr. Bombara handles all legal functions for our Advisor, including overseeing the negotiation and documentation of its investments. Mr. Bombara has more than 20 years of experience providing legal services to financial institutions and other entities and individuals. Prior to joining our company, Mr. Bombara served as in-house counsel for GATX Ventures, Inc. from December 2000 to May 2003 where he directed the legal operations of the GATX Ventures’ east coast office in closing and managing its portfolio of debt and equity investments in technology and life science companies throughout the United States. Mr. Bombara also represented GATX Corporation’s other venture lending units in Canada and Europe. In addition, Mr. Bombara was responsible for assisting and advising senior management, credit analysts and marketing directors with respect to appropriate deal structures, market trends, risk management and compliance with corporate policies and worked with co-participant’s business personnel and counsel in facilitating and coordinating joint investments. Prior to joining GATX, Mr. Bombara was a partner at the business law firm of Pepe & Hazard, LLP. Mr. Bombara received his Bachelor of Arts degree from Colgate University and his Juris Doctor degree from Cornell Law School.

Daniel S. Devorsetz, Senior Vice President and Chief Credit Officer.  Mr. Devorsetz joined our Advisor in October 2004 and has been its Senior Vice President and the Chief Credit Officer since such time. He is responsible for underwriting and portfolio management. Mr. Devorsetz has more than 15 years of financial services and lending experience, including spending the past 10 years in the venture lending industry. Prior to joining the team, from May 2003 to October 2004, Mr. Devorsetz was a Vice President in General Electric Capital Corporation’s Life Science Finance Group, where he was primarily responsible for the underwriting and portfolio management of debt and equity investments to venture capital-backed life science companies. Prior to that, from December 2000 to May 2003, Mr. Devorsetz was a Credit Manager at GATX Ventures, Inc. concentrating on the high tech and software industries. He was also a member of GATX’s international credit committee. From July 1999 to December 2000, Mr. Devorsetz was a Vice President and Director of Analysis for Student Loans with Citigroup. Mr. Devorsetz’s previous experience includes tenures in private placement investment banking and securitizations at Advest, Inc. and Ironwood Capital. Mr. Devorsetz received his Bachelor of Science degree from Cornell University.

Committees of the Board of Directors

Our Board has the following board committees:

Audit Committee.  The members of the audit committee are James J. Bottiglieri, Brett N. Silvers and Christopher B. Woodward, each of whom are independent for purposes of the 1940 Act and NASDAQ corporate governance listing standards. James J. Bottiglieri serves as the chairman of the audit committee and is an “audit committee financial expert” as defined under the SEC rules. The audit committee operates pursuant to a written charter approved by our Board that sets forth the responsibilities of the audit committee. The audit committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the year ended December 31, 2010, the audit committee met one time.

Nominating and Corporate Governance Committee.  The members of the nominating and corporate governance committee are James J. Bottiglieri, Brett N. Silvers and Edmund V. Mahoney, each of whom are independent for purposes of the 1940 Act and the NASDAQ corporate governance listing standards. Edmund V. Mahoney serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee operates pursuant to a written charter approved by our Board. The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. Our procedures for stockholder nominees for director are described under “Description of Common Stock That We May Issue — Anti-takeover Effects of Provisions of Our Certificate of Incorporation, Bylaws, the DGCL and Other Arrangements.” For the year ended December 31, 2010, the nominating and corporate governance committee met one time.

Compensation Committee.  We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Decisions regarding executive compensation, to the extent they arise, will be made by the independent directors on our Board.

Compensation of Directors

The following table sets forth compensation received by our directors during the period from October 28, 2010 to December 31, 2010. No compensation was paid prior to our IPO, which includes the period from January 1, 2010 to October 28, 2010.

	Fees Earned
	or Paid in
Name	Cash(1)(2)	Total

Interested Directors
Robert D. Pomeroy, Jr.	None	None
Gerald A. Michaud	None	None
David P. Swanson	None	None

Independent Directors
James J. Bottiglieri	$28,750	$28,750
Edmund V. Mahoney	$23,750	$23,750
Brett N. Silvers	$23,750	$23,750
Christopher B. Woodward	$26,250	$26,250

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $35,000. Each member of the audit committee is paid an annual fee of $7,500 and each member of each other committee is paid an annual fee of $5,000. In addition, the chairman of the audit committee receives an additional annual fee of $10,000 and each chairman of any other committee receives an additional annual fee of $7,500 for their additional services, if any, in these capacities. Our lead independent director is also paid an annual fee of $10,000. We reimburse all our directors for their reasonable out-of-pocket expenses incurred in attending our Board and committee meetings. No compensation is, or is expected to be, paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

Leadership Structure of the Board of Directors and its Role in Risk Oversight

Our Chief Executive Officer, Robert D. Pomeroy, Jr., is Chairman of our Board and an “interested person” under Section 2(a)(19) of the 1940 Act. Christopher B. Woodward is our lead independent director and presides over executive sessions of independent directors. Under our bylaws, our Board is not required to have an independent chairman. Many significant corporate governance duties of our Board are executed by committees of independent directors, each of which has an independent chairman. We believe that it is in the best interests of our stockholders for Mr. Pomeroy to lead our Board because of his broad experience. See “— Biographical Information — Interested Directors” for a description of Mr. Pomeroy’s experience. As a co-founder of our Advisor, Mr. Pomeroy has demonstrated a track record of achievement on strategic and operating aspects of our business. While our Board regularly evaluates alternative structures, we believe that, as a BDC, it is appropriate for one of our co-founders, Chief Executive Officer and a member of our Advisor’s investment committee to perform the functions of Chairman of the Board, including leading discussions of strategic issues we expect to face. We believe the current structure of our Board provides appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and our Board.

There are a number of significant risks facing us which are described under the heading “Risk Factors.” Our Board uses its judgment to create and maintain policies and practices designed to limit or manage the risks we face, including: (1) the establishment of board-approved policies and procedures designed to serve our interests, (2) the application of these policies uniformly to directors, management and third-party service providers, (3) the establishment of independent board committees with clearly defined risk oversight functions and (4) review and analysis by the Board of reports by management and certain third-party service providers. Accordingly, our Board has approved a code of ethics to promote ethical conduct and prohibit certain transactions that could pose significant risks to us. Our Board has established a related party transaction review policy, under which it monitors the risks related to certain transactions that present a conflict of interest on a quarterly basis. Our Board has also established and approved an investment valuation process to manage risks relating to the valuations of our investments and to ensure that our financial statements appropriately reflect the performance of our portfolio of assets. Additionally, through the delegated authority of our Board, the audit committee has primary oversight over risks relating to our internal controls over financial reporting and audit-related risks, while the nominating and corporate governance committee has primary oversight over risks relating to corporate governance and oversees the evaluation of our Board and our management. Under this oversight structure, our management team manages the risks facing us in our day-to-day operations. We caution you, however, that although our Board believes it has established an effective system of oversight, no risk management system can eliminate risks or ensure that particular events do not adversely affect our business.

Directors’ Qualifications and Review of Director Nominees

Our nominating and corporate governance committee of our Board makes recommendations to our Board regarding the size and composition of our Board. The nominating and corporate governance committee annually reviews with our Board the composition of our Board, as a whole, and recommends, if necessary, measures to be taken so that our Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for our Board, as a whole, and contains at least the minimum number of independent directors required by applicable laws and regulations. The nominating and corporate governance committee is responsible for ensuring that the composition of the members of our Board accurately reflects the needs of our business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. Our directors should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills, financial skills and technological and business experience. Our directors should also be able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure good corporate governance is practiced.

In evaluating a director candidate, the nominating and corporate governance committee considers factors that are in our best interests and our stockholders’ best interests, including the knowledge, experience, integrity and judgment of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which our Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; independence and willingness to consider all strategic proposals; any other criteria established by our Board and any core competencies or technical expertise necessary to staff our Board’s committees. In addition, the nominating and corporate governance committee assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance our Board’s ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of committees of our Board to fulfill their duties. In addition, the nominating and corporate governance committee may consider self-and peer-evaluations provided by each current director to determine, among other things, that the directors work well together and operate together effectively.

In addition to fulfilling the above criteria, four of the seven directors named above are considered independent under NASDAQ rules (Mr. Pomeroy, Mr. Michaud and Mr. Swanson being the exception as Mr. Pomeroy and Mr. Michaud are employees of our Advisor and Mr. Swanson is an indirect owner of the Advisor), and the nominating and corporate governance committee believes that all seven nominees are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole.

Each director brings a strong and unique background and set of skills to our Board, giving our Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Set forth below are our conclusions with regard to our directors.

Mr. Pomeroy has more than 35 years of experience in diversified lending and leasing, including positions in sales, marketing, and senior management. He has held the positions as chief executive officer or general manager of each organization which he has led since 1996. His responsibilities have included: accountability for the overall profit and loss of the organization, credit authority and credit committee oversight, strategic planning, human resource oversight including hiring, termination and compensation, reporting compliance for his business unit, investor relations, fund raising and all aspects of corporate governance. Mr. Pomeroy founded and has operated our Advisor, a Venture Lending management company. Prior to founding our Advisor, Mr. Pomeroy was the Senior Vice President of Financing for Science International, Inc., Executive Vice President of Transamerica Business Credit and the General Manager of its Technology Finance Division and President of GATX Ventures, Inc. This experience has provided him with the extensive judgment, experience, skills and knowledge to make a significant contribution as Chairman of our Board and supporting its ability to govern our affairs and business.

Mr. Michaud has been President of our Advisor since its formation. He has extensive knowledge and expertise in venture lending and has developed, implemented and executed on marketing strategies and products targeted at the venture backed technology and life science markets for a period of over 20 years. In addition, he has extensive knowledge in the formation of compensation plans for key employees involved in the marketing of venture loans. He is a member of our Advisor’s Credit Committee responsible for approving all investments made by us and oversight of our portfolio. He has held senior management positions with several venture lending organizations within public companies, including Transamerica Business Credit and GATX Ventures, Inc. As senior vice president and senior business development officer at Transamerica, he was responsible for more than $700 million in loan transactions. This experience, particularly with respect to marketing and business development, has provided Mr. Michaud with the judgment, knowledge, experience, skills and expertise that are likely to enhance our Board’s ability to manage and direct our affairs.

Mr. Swanson is a partner in The Compass Group and currently serves on the board of directors of three privately held companies. With additional experience and knowledge gained from other board positions on various committees on private portfolio companies, he has a broad base of experience and skills to bring to our Board. Mr. Swanson has gained extensive experience as a partner with The Compass Group in evaluating and structuring transactions, completing due diligence, executing and closing on acquisitions and structuring financings of operating companies, as well as taking privately held companies public. Prior to The Compass Group, he gained experience in investment banking, including capital raising and business strategy and execution. Mr. Swanson provides our Board with expertise in business and corporate governance matters and assists our Board in its ability to manage and direct our affairs.

Mr. Bottiglieri brings to our Board substantial experience in identifying, managing and resolving accounting, tax and other financial issues often encountered by public companies through his positions as the chief financial officer and a director of CODI, as well as a director for a majority of CODI’s subsidiary companies, and as the senior vice president/controller of WebMD. In addition, as the chief financial officer and director of a public company, CODI, Mr. Bottiglieri has developed an extensive understanding of the various periodic reporting requirements and corporate governance compliance matters that assists our Board in managing and directing our affairs. This experience, particularly with respect to the areas of accounting and corporate governance, provides our Board with expertise that assists our Board in its ability to manage and direct our affairs.

Mr. Mahoney brings to our Board pertinent experience in portfolio management, as well as in-depth knowledge of investment advisor compliance, funds management and performance measurement and pricing of investments. In addition, through his past experiences he has unique knowledge of international finance, as well as risk management strategies for foreign exchange and property and casualty operations. This vast experience, particularly in the areas of business, risk management and compliance matters that affect investment companies, enhances our Board’s ability to manage and direct our affairs.

Mr. Silvers is a former chief executive officer and director of a public company and FDIC-insured bank. He brings to our Board extensive knowledge of domestic lending to small and midsize businesses. From his experience as the current chief executive officer of a commercial finance company, Mr. Silvers provides the Board with specialized expertise in U.S. government guaranteed lending. His government and regulatory experience, garnered through his roles as a member of important advisory committees, councils and boards of directors relevant to our business, complements our Board’s oversight of our Company and enhances its ability to manage and direct our affairs.

Mr. Woodward brings to our Board a deep understanding of corporate finance, including experience with private placements, public offerings, venture capital investing, international management and financial advising and restructuring. Additionally, as a practicing CPA with a leading firm, Mr. Woodward gained extensive accounting and audit experience. Mr. Woodward’s financial and accounting expertise enhances the Board’s oversight of our company and its ability to manage and direct our affairs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into the Investment Management Agreement with the Advisor. The Advisor is registered as an investment adviser under the Advisers Act. The investment activities are managed by the Advisor and supervised by the Board, the majority of whom are independent directors. Under the Investment Management Agreement, we have agreed to pay the Advisor an annual management fee based on its adjusted gross assets as well as an incentive fee based on our investment performance.

Messrs. Pomeroy and Michaud control HTFM, our Advisor and Administrator.

We have also entered into the Administration Agreement with the Administrator. Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our General Counsel and Secretary, Chief Compliance Officer, Chief Financial Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

The predecessor of the Advisor has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.”

In October 2010, we entered into a registration rights agreement with respect to 2,645,124 shares acquired by Compass Horizon Partners, LP and HTF-CHF Holdings LLC in connection with the exchange of membership interests in Compass Horizon for shares of our common stock. As a result and subject to the terms and conditions of the registration rights agreement, at any time following 365 days after the completion of our IPO the holders of a majority-in-interest of the shares subject to the registration rights agreement (including permitted transferees) can require up to a maximum of three times that we file a registration statement under the Securities Act relating to the resale of all or a part of the shares. In addition, the registration rights agreement also provides for piggyback registration rights with respect to any future registrations of the Company’s equity securities and the right to require us to register the resale of our shares on a “shelf” Form N-2 at any time following 365 days after the completion of the Company’s IPO. In connection with the IPO, Compass Horizon Partners, LP sold 1,340,000 shares. We are registering 1,305,124 shares pursuant to our contractual obligations under the registration rights agreement, as well as a total of 17,545 shares acquired by selling stockholders pursuant to our dividend reinvestment plan.

We believe that we derive substantial benefits from our relationship with our Advisor. Our Advisor may manage other investment vehicles (“Advisor Funds”) with the same investment strategy as us. The Advisor may provide us an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in such investments. Accordingly, we may apply for exemptive relief which would permit us to co-invest subject to certain conditions, including, without limitation, approval of such investments by both a majority of our directors who have no financial interest in such transaction and a majority of directors who are not interested directors as defined in the 1940 Act.

OUR ADVISOR

Our Advisor is located at 312 Farmington Avenue, Farmington, Connecticut 06032 and serves as our investment advisor pursuant to the Investment Management Agreement. Our Advisor is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, our Advisor manages the day-to-day operations of, and provides investment advisory and management services to, us.

Portfolio Management

The management of our investment portfolio is the responsibility of our Advisor’s executive officers and its investment committee. The investment committee currently consists of Robert D. Pomeroy, Jr., Chief Executive Officer of our Advisor, Gerald A. Michaud, President of our Advisor, Daniel S. Devorsetz, Senior Vice President and Chief Credit Officer of our Advisor, and Kevin T. Walsh, Vice President and Senior Credit Officer of our Advisor. For more information regarding the business experiences of Messrs. Pomeroy, Michaud and Devorsetz, see “Management — Biographical Information — Interested Directors” and “Management — Biographical Information — Executive Officers who are not Directors.”

Below is the biography for the portfolio manager whose biography has not been included elsewhere in this prospectus.

Kevin T. Walsh, Vice President, Senior Credit Officer of Our Advisor.  Mr. Walsh has been the Senior Credit Officer of our Advisor since joining our Advisor in March 2006. Mr. Walsh is responsible for the underwriting of initial investments and the ongoing review of the portfolio accounts. Mr. Walsh has over 16 years of experience working with early stage, venture backed technology and life science companies. Prior to joining our Advisor in March 2006, Mr. Walsh was a Senior Vice President and Market Manager for Bridge Bank’s Technology Banking and Capital Finance Divisions from September 2004 to March 2006 where he was responsible for new business generation as well as risk management activities within the Bank’s asset-based lending sector. Prior to Bridge Bank, Mr. Walsh was a Vice President and Relationship Manager for Silicon Valley Bank in the Communication & Electronics Practice from September 1994 to June 2004. Mr. Walsh is a graduate of the California State University at Hayward, where he earned a Bachelor of Science degree in Business Administration.

The compensation of the members of the senior management committee of our Advisor are paid by our Advisor and includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance and a portion of the incentive fee, if any, paid to our Advisor. In addition, Mr. Pomeroy and Mr. Michaud have equity interests in our Advisor and may receive distributions of profits in respect of those interests. See “Control Persons and Principal Stockholders” for information on ownership by portfolio managers of our securities.

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

Our Advisor serves as our investment advisor and is registered as such under the Advisers Act. Our Advisor manages our day-to-day operations and also provides all administrative services necessary for us to operate.

Investment Management Agreement

Under the terms of the Investment Management Agreement, our Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

Our Advisor’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Management Agreement, we pay our Advisor a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

Base Management Fee.  The base management fee is calculated at an annual rate of 2.00% of our gross assets, payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage.

Incentive Fee.  The incentive fee has two parts, as follows:

The first part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. The incentive fee with respect to our Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Advisor receives no incentive fee until our net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of our Pre-Incentive Fee Net Investment income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Advisor receives 20.00% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, we pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00%

base management fee. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the quarter for which the calculations are made.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first part of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2010, and equals 20% of our realized capital gains, if any, on a cumulative basis from the date of our election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less all previous amounts paid in respect of the capital gain incentive fee provided that the incentive fee determined as of December 31, 2010 was calculated for a period of shorter than twelve calendar months in order to take into account the realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of our election to be a BDC and ending December 31, 2010.

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2)= 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3)= 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no income-related incentive fee.

Alternative 2

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 2.80%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses)) = 2.10%
Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
= 100.00% × (2.10% − 1.75%)
= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.35%.

Alternative 3

Assumptions:
Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses)) = 2.30%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100.00% × “catch-up” + (20.00% × (Pre-Incentive Fee Net Investment Income − 2.1875%))

Catch up = 2.1875% − 1.75%
= 0.4375%

Incentive fee = (100.00% × 0.4375%) + (20.00% × (2.30% − 2.1875%))
= 0.4375% + (20.00% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.46%.

(1)	Represents 7.00% annualized hurdle rate.

(2)	Represents 2.00% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our Advisor with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1

Assumptions:
Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None (No sales transaction)

Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None; $5 million ((20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2))

Year 4: Capital gains incentive fee of $200,000; $6.2 million (($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2))

Alternative 2

Assumptions:
Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None (no sales transaction)

Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3: $1.4 million capital gains incentive fee(1) ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None (no sales transaction)

Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on its fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Manager ($6.4 million) is effectively greater than $5 million (20.00% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of our expenses

All investment professionals and staff of our Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of its personnel allocable to such services, are provided and paid for by our Advisor. We bear all other costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expense, incurred by our Advisor or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of all future offerings of our common stock and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	administration fees payable under the Administration Agreement;

•	the allocated costs incurred by Advisor as our Administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	fees and expenses associated with marketing efforts;

•	taxes;

•	independent director fees and expenses;

•	brokerage commissions;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our allocable portion of the fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•	all other expenses incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and our Chief Financial Officer and their respective staffs.

We reimburse our Advisor for costs and expenses incurred by our Advisor for office space rental, office equipment and utilities allocable to the performance by our Advisor of its duties under the Investment Management Agreement, as well as any costs and expenses incurred by our Advisor relating to any non-investment advisory, administrative or operating services provided by our Advisor to us or in the form of managerial assistance to portfolio companies that request it.

From time to time, our Advisor may pay amounts owed by us to third party providers of goods or services. We subsequently reimburse our Advisor for such amounts paid on our behalf.

Generally, our expenses are expensed as incurred in accordance with GAAP. To the extent we incur costs that should be capitalized and amortized into expense we also do so in accordance with GAAP, which may include amortizing such amount on a straight line basis over the life of the asset or the life of the services or product being performed or provided.

Limitation of liability and indemnification

The Investment Management Agreement provides that our Advisor and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with our Advisor are not be liable to us for any act or omission by it in the supervision or management of our investment activities or for any loss sustained by us except for acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Investment Management Agreement. The Investment Management Agreement also provides for indemnification by us of our Advisor and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with our Advisor for liabilities incurred by them in connection with their services to us (including any liabilities associated with an action or suit by or in the right of us or our stockholders), but excluding liabilities for acts or omissions constituting willful misfeasance, bad faith or gross negligence or reckless disregard of their duties under the Investment Management Agreement subject to certain conditions.

Board approval of the Investment Management Agreement

Our Board held an in-person meeting on August 3, 2011, and considered and approved the Investment Management Agreement for another twelve month period. In its consideration of the Investment Management Agreement, our Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our Advisor; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to our Advisor or the Administrator from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Management Agreement; (f) the organizational capability and financial condition of our Advisor and its affiliates; (g) our Advisor’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our Advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions related thereto, our Board, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Duration and termination

The Investment Management Agreement was approved by our Board on October 25, 2010 and August 3, 2011. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty by delivering notice of termination upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Related to our Business and Structure — Our Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, results of operations or financial condition.” We are dependent upon senior management personnel of our Advisor for our future success, and if our Advisor is unable to hire and retain qualified personnel or if our Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

Administration Agreement

We have entered into an Administration Agreement with the Administrator, to provide administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and our Chief Financial Officer and their respective staffs.

From time to time, the Administrator may pay amounts owed by us to third-party providers of goods or services. We subsequently reimburse the Administrator for such amounts paid on our behalf.

License Agreement

We have entered into a license agreement with Horizon Technology Finance, LLC pursuant to which we were granted a non-exclusive, royalty-free right and license to use the service mark “Horizon Technology Finance.” Under this agreement, we have a right to use the “Horizon Technology Finance” service mark for so long as the Investment Management Agreement with our Advisor is in effect. Other than with respect to this limited license, we have no legal right to the “Horizon Technology Finance” service mark.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth certain information with respect to the beneficial and record ownership of our common stock as of December 13, 2011 by:

•	each person known to us to own beneficially and of record more than 5% of the outstanding shares of our common stock;

•	each of our directors and each of our executive officers; and

•	all of our directors and executive officers as a group.

The percentage of common stock outstanding is based on 7,636,532 shares of common stock outstanding as of December 13, 2011.

		Percentage of
	Shares	Common Stock
Name of Beneficial Owner	Owned	Outstanding

Principal Stockholders
Compass Horizon Partners, LP(1)(3)	1,271,414	16.6%
HTF-CHF Holdings LLC(2)(3)	51,255	*%
Brown Advisory Holdings Incorporated(4)	393,065	5.1%
Silver Capital Management(5)	453,757	5.9%
Directors and Executive Officers
Robert D. Pomeroy, Jr.(2)(6)	2,804	*%
Gerald A. Michaud(2)(6)	1,576	*%
David P. Swanson(6)	—	—%
James J. Bottiglieri(6)	3,166	*%
Edmund V. Mahoney(6)	—	—%
Brett N. Silvers(6)	—	—%
Christopher B. Woodward(6)	2,732	*%
Christopher M. Mathieu(2)(6)	1,055	*%
John C. Bombara(2)(6)	—	—%
Daniel S. Devorsetz(2)(6)	—	—%
All officers and directors as a group (10 persons)	62,588	*%

*	Less than 1%
(1)	Compass Horizon Partners, LP is the beneficial and record owner of 1,271,414 shares. Concorde Horizon Holdings LP is the limited partner of Compass Horizon Partners, LP and Navco Management, Ltd. is the general partner. Concorde Horizon Holdings LP and Navco Management, Ltd. are controlled by The Kattegat Trust, a Bermudian charitable trust, the trustee of which is Kattegat Private Trustees (Bermuda) Limited, a Bermudian trust company with its principal offices at 2 Reid Street, Hamilton HM 11, Bermuda.
(2)	HTF-CHF Holdings LLC is the record owner of 51,255 shares. Messrs. Pomeroy, Michaud, Mathieu, Bombara and Devorsetz own 33%, 33%, 15.5%, 9.3% and 6.2% of HTF-CHF Holdings LLC, respectively, each disclaiming beneficial ownership except to the extent of his pecuniary interest therein. The address for HTF-CHF Holdings LLC is 312 Farmington Avenue, Farmington, Connecticut 06032.
(3)	Compass Horizon Partners, LP and HTF-CHF Holdings LLC are also selling stockholders under this registration statement.
(4)	Based upon information contained in the Schedule 13G filed March 10, 2011. Pursuant to the Schedule 13G, Brown Advisory Holdings Incorporated is the beneficial owner of the common stock, such shares being owned by investment companies and other managed accounts of direct/indirect subsidiaries of Brown Advisory Holdings Incorporated. The address for Brown Advisory Holdings Incorporated is 901 South Bond Street, Ste. 400, Baltimore, Maryland, 21321.
(5)	Based upon information contained in the Schedule 13G/A filed February 14, 2011. Pursuant to the Schedule 13G/A, such securities are held by certain private funds managed by Silver Capital Management LLC. The address for Silver Capital Management LLC is 767 Third Avenue, 32nd Floor, New York, New York 10017.

(6)	The address for each executive officer and director is c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. Each executive officer and director is the beneficial owner of the shares listed.

The following table sets forth the dollar range of our securities beneficially owned by our directors and employees primarily responsible for the day-to-day management of our investment portfolio as of December 13, 2011.

Aggregate Dollar Range of
Equity Securities in all
Registered Investment
Companies Overseen by
	Dollar Range of Equity	Director in Family of
Name	Securities in the Company(1)(2)	Investment Companies

Independent Directors
James J. Bottiglieri	$10,001-$50,000	$10,001-$50,000
Edmund V. Mahoney	None	None
Brett N. Silvers	None	None
Christopher B. Woodward	$10,001-$50,000	$10,001-$50,000
Interested Directors
Robert D. Pomeroy, Jr.	Over $100,000	Over $100,000
Gerald A. Michaud	Over $100,000	Over $100,000
David P. Swanson	None	None
Portfolio Management Employees
Christopher M. Mathieu	Over $100,000	Over $100,000
John C. Bombara	$50,001-$100,000	$50,001-$100,000
Daniel S. Devorsetz	$50,001-$100,000	$50,001-$100,000
Kevin T. Walsh	None	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $15.89 on December 13, 2011, on the NASDAQ. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We conduct the valuation of our assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We value our investments at fair value which is the market value of our investments. There is no readily available market value for many of our portfolio investments, and we value those debt and equity securities that are not publicly traded or whose market value is not ascertainable at fair value as determined in good faith by our Board in accordance with our valuation policy. Our Board employs an independent third party valuation firm to assist in determining fair value.

The types of factors that our Board may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate the private equity valuation.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially valued by our Advisor’s investment professionals responsible for monitoring the investment;

•	preliminary valuation conclusions are then documented and discussed with our Advisor’s senior management;

•	a third-party valuation firm is engaged by, or on behalf of, our Board to conduct independent appraisals of all investments at least once annually after reviewing our Advisor’s preliminary valuations; and

•	our Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based on the analysis and recommendations of our Advisor and, when determined by our Board, an independent valuation firm.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our Board, even though determined in good faith, may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with offerings of shares of our common stock, our Board or one of its committees is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, unless we have stockholder approval to sell our common stock at an offering price per share less any underwriting commissions or discounts below the net asset value per share of our common stock at such time. Our Board or an applicable committee of our Board considers the following factors, among others, in making such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our Board or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of our Board described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying The Bank of New York Mellon, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and holds such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on NASDAQ on the valuation date, which date shall be as close as practicable to the dividend payment date for such dividend. Market price per share on that date will be the closing price for such shares on NASDAQ or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share trading fee from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us is equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend has a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Material U.S. Federal Income Tax Considerations.”

Participants may terminate their accounts under the plan by notifying the plan agent via its website at www.bnymellon.com/shareowner/isd, by filling out the transaction request form located at bottom of their statement and sending it to the plan agent at c/o BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035 or by calling the plan administrator at 877-296-3711.

The plan may be terminated by us upon notice in writing mailed to each participant. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035.

If you withdraw or the plan is terminated, the plan administrator will continue to hold your shares in book-entry form unless you request that such shares be sold or issued. Upon receipt of your instructions, a certificate for each whole share in your account under the plan will be issued and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you are not able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF SECURITIES THAT WE MAY ISSUE

This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units that we may issue. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

Any of the securities described herein and in any prospectus supplement may be issued separately or as part of a unit consisting of two or more securities, which may or may not be separable from one another.

Set forth below is a chart describing the shares of our capital stock authorized and outstanding as of December 13, 2011:

			Amount Outstanding
			Exclusive of Amount
		Amount Held by Us	Held by Us or for
Title of Class	Amount Authorized	or for Our Account	Our Account

Common Stock	100,000,000	—	7,636,532
Preferred Stock	1,000,000	—	—

DESCRIPTION OF COMMON STOCK THAT WE MAY ISSUE

General

The following description does not purport to be complete and is subject to the provisions of our certificate of incorporation and bylaws, each of which are filed as exhibits to this registration statement. The description is qualified in its entirety by reference to our certificate of incorporation and bylaws and to applicable law.

Under the terms of our certificate of incorporation, our authorized common stock consists solely of 100,000,000 shares, par value $0.001 per share, of which 7,636,532 shares were outstanding as of December 13, 2011. Our common stock is traded on NASDAQ under the symbol “HRZN.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the DGCL, our Board may, without any action by our stockholders, amend our certificate of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under the DGCL, our stockholders generally are not personally liable for our debts or obligations.

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting. When they are issued, shares of our common stock will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board out of assets legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Anti-takeover Effects of Provisions of Our Certificate of Incorporation, Bylaws, the DGCL and Other Arrangements

Certain provisions of our certificate of incorporation and bylaws, applicable provisions of the DGCL and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our Board and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our Board and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

Election of Directors.  Our certificate of incorporation and bylaws provide that the affirmative vote of a plurality of all votes cast at a meeting of stockholders duly called at which a quorum is present shall be sufficient to elect a director. Under our certificate of incorporation, our Board may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors.  The classification of our Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our Board is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of our Board.

Number of Directors; Vacancies; Removal.  Our certificate of incorporation provides that, by amendment to our bylaws, our Board is authorized to change the number of directors without the consent of stockholders to any number between three and nine.

Our certificate of incorporation provides that, subject to the rights of any holders of preferred stock, any vacancy on our Board, however the vacancy occurs, including a vacancy due to an enlargement of our Board, may only be filled by vote of a majority of the directors then in office.

Subject to the rights of any holders of preferred stock, a director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders.  Under our certificate of incorporation and bylaws, stockholder action can only be taken at an annual meeting or special meeting and not by written action in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Requirements for Stockholder Proposals and Director Nominations.  Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of our Board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to our Board at a special meeting may be made only (1) by or at the direction of our Board, or (2) provided that our Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform our stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Amendments to Certificate of Incorporation and Bylaws.  The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation provides that the affirmative vote of 75% of the then outstanding shares entitled to vote generally in the election of directors voting together as a single class is required to amend provisions of our certificate of incorporation relating to the classification, size and vacancies of our Board, as well as the removal of directors. However, if 66 2/3% of the continuing directors have approved such amendment or repeal, the affirmative vote for such amendment or repeal shall be a majority of such shares. The affirmative vote of 75% of the then outstanding shares voting together as a single class is required to amend provisions of our certificate of incorporation relating to the calling of a special meeting of stockholders or the ability to amend or repeal the bylaws. Our certificate of incorporation permits our Board to amend or repeal our bylaws, provided that any amendment or repeal shall require the approval of at least 66 2/3% of the continuing directors. The stockholders do not have the right to adopt or repeal the bylaws.

Stockholder Meetings.  Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting may only be taken if it is properly brought before such meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must provide timely notice to our Secretary. Notice is timely if it is delivered by a nationally recognized courier service or mailed by first class United States mail and received not earlier than 90 days nor more than 120 days in advance of the anniversary of the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting. Action taken at a special meeting of stockholders is limited to the purposes stated in the properly provided notice of meeting. These provisions could have the effect of delaying until the next stockholder meeting actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings by Stockholders.  Our certificate of incorporation and bylaws provide that special meetings of the stockholders may only be called by our Board, Chairman, Chief Executive Officer or President.

Section 203 of the DGCL.  We are subject to the provisions of Section 203 of the DGCL. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Conflict with 1940 Act.  Our bylaws provide that, if and to the extent that any provision of the DGCL or our bylaws conflict with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Approval of Certain Transactions.  To convert us to an open-end investment company, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us, or to amend any of the anti-takeover provisions discussed herein, our certificate of incorporation requires the affirmative vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by the holders of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board has determined that provisions with respect to our Board and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under the DGCL or the 1940 Act, are in the best interest of stockholders generally.

Our WestLB Facility also contains a covenant that prohibits us from merging or consolidating with any other person or selling all or substantially all of our assets without the prior written consent of WestLB. If we were to engage in such a transaction without such consent, WestLB could accelerate our repayment obligations under, and/or terminate, our WestLB Facility. In addition, it is a default under our Wells Facility if (i) a person or group of persons (within the meaning of the Exchange Act) acquires beneficial ownership of 20% or more of our issued and outstanding stock or (ii) during any twelve month period individuals who at the beginning of such period constituted our Board cease for any reason, other than death or disability, to constitute a majority of the directors in office. If either event were to occur, Wells could accelerate our repayment obligations under, and/or terminate, our Wells Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Current Borrowings.”

Limitations of liability and indemnification

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of the DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of the DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

The DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. The DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. The DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

We have obtained liability insurance for our directors and officers. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

DESCRIPTION OF PREFERRED STOCK THAT WE MAY ISSUE

Under the terms of our certificate of incorporation, our authorized preferred stock consists of 1,000,000 shares, par value $0.001 per share, of which no shares were outstanding as of December 13, 2011, and our Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock shares.

Our Board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. The features of the preferred stock will be further limited by the requirements applicable to RICs under the Code. The purpose of authorizing our Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

For any series of preferred stock that we may issue, our Board will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension.

DESCRIPTION OF SUBSCRIPTION RIGHTS THAT WE MAY ISSUE

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered shares of common stock directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement. We have not previously completed such an offering of subscription rights.

DESCRIPTION OF DEBT SECURITIES THAT WE MAY ISSUE

We may issue debt securities in one or more series in the future that, if publically offered, will be under an indenture to be entered into between the Company and a trustee. The specific terms of each series of debt securities we publically offer will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination; and

•	any other material terms.

Any debt securities we issue may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which may expose us to additional risks.”

DESCRIPTION OF WARRANTS THAT WE MAY ISSUE

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	terms of any rights to redeem or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in our best interests and the best interests of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF UNITS THAT WE MAY ISSUE

As will be specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination and offer such units to the public. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit would be issued so that the holder of the unit would also be the holder of each security included in the unit. Thus, the holder of a unit would have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

We will ensure that any issuance of third party securities other than U.S. Treasury securities complies with SEC interpretive guidance.

If a unit includes a share of common stock, the public offering price for the unit will reflect a price per share of common stock that equals or exceeds our then current net asset value per share, unless the requirements of Section 63 of the 1940 Act have been satisfied, as set forth under the sections entitled “Offerings” and “Description of Common Stock that We May Issue.”

Units may also include warrants to purchase shares of our common stock in the future. We may generally only offer such warrants pursuant to the requirements discussed in the section entitled “Description of Warrants That We May Issue.”

Units may also include subscription rights to purchase shares of our common stock. We will offer subscription rights in a unit pursuant to the description in the section entitled “Description of Subscription Rights That We May Issue.”

Units may also include debt securities. If such debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the net asset value per share of our common stock at the time of issuance of the unit (unless the Section 63 requirements are met). See “Description of Debt Securities That We May Issue.”

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

As of December 13, 2011, we had 7,636,532 shares of our common stock outstanding, 1,334,002 of which are “restricted” securities within the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including under the safe harbor provisions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file one or more registration statements in respect of the shares of common stock that are restricted securities. We (and, therefore, indirectly our stockholders) will bear customary costs and expenses incurred in connection with the registration of such shares, although any selling stockholders will be responsible for underwriting discounts and selling commissions in a demand registration and their pro rata share of the underwriting discounts and selling commissions in a piggyback registration. This registration statement registers 1,322,669 shares of common stock that are “restricted” securities.

Rule 144

In general, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the number of shares of our common stock then outstanding; or

•	the average weekly trading volume of our common stock on NASDAQ for the four calendar weeks prior to the sale.

Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

SELLING STOCKHOLDERS

Below is information with respect to the number of shares of common stock owned by each of the selling stockholders. This common stock is being registered pursuant to our contractual commitment to the selling stockholders under the registration rights agreement to permit public secondary trading of such common stock. Selling stockholders, which term includes their transferees, pledgees or donees or their successors, may offer the shares of common stock indicated below for resale from time to time.

We were formed in March 2010 to continue and expand the business of Compass Horizon, our wholly-owned subsidiary, which owned all of the portfolio investments that we acquired upon the closing of our IPO. Immediately prior to the completion of our IPO, the owners of membership interests of Compass Horizon exchanged their membership interests in Compass Horizon for 2,645,124 shares of our common stock (the “Share Exchange”). Concurrent with the IPO, Compass Horizon Partners LP sold 1,340,000 shares of our common stock, which it received in the Share Exchange. After the completion of the IPO, Compass Horizon Partners, LP owned 1,258,249 shares of our common stock, or 16.7% of the total then outstanding shares of our common stock. Upon completion of the Share Exchange and the IPO, HTF-CHF owned 46,875 shares of our common stock, or 0.6% of the total then outstanding shares of our common stock. We are registering a total of 1,322,669 shares of common stock that may be offered by the selling stockholders, of which a total of 1,305,124 shares of common stock may be offered as a result of our contractual commitment to the selling stockholders pursuant to the registration rights agreement we entered into in connection with the Share Exchange and a total of 17,545 shares of common stock may be offered by the selling stockholders which were obtained by them pursuant to our dividend reinvestment plan.

The following table sets forth, as of December 13, 2011:

•	The name of each selling stockholder;

•	The number of shares of common stock and the percentage of the total shares of common stock outstanding that each selling stockholder beneficially owned (prior to any offering under this registration statement);

•	The number of shares of common stock beneficially owned by each selling stockholder that may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and

•	The number of shares of common stock and the percentage of total shares of common stock outstanding to be beneficially owned by each selling stockholder following an offering under this registration statement, assuming the sale pursuant to such offering of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After an Offering” assumes that each stockholder below will elect to sell all of the shares set forth under “Number of Shares That May be Sold in an Offering.” The selling stockholders may sell all, some or none of their shares in an offering pursuant to the registration statement, of which this prospectus forms a part. See “Plan of Distribution.” The information regarding the identity of each of the selling stockholders and their affiliations, including their beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of such selling stockholder.

	Shares Beneficially Owned
	Prior to an			Shares Beneficially Owned
	Offering(1)			After an
			Number of Shares	Offering(2)(3)
	Number of	Percent of	That May be Sold in	Number of	Percent of
Name of Selling Stockholder	Shares	Class	an Offering	Shares	Class

Compass Horizon Partners, LP(4)	1,271,414	16.6%	1,271,414	0	0
HTF-CHF Holdings LLC(5)	51,255	0.7%	51,255	0	0

TOTAL for Selling Stockholders	1,322,669	17.3%	1,322,669	0	0

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. In accordance with such rule, a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire such security within 60 days of December 15, 2011.

(2)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of persons listed as selling stockholders.

(3)	Applicable percentage of ownership is based upon 7,636,532 shares of our common stock outstanding on December 13, 2011.

(4)	Concorde Horizon Holdings LP is the limited partner of Compass Horizon Partners, LP and Navco Management, Ltd. is the general partner. Concorde Horizon Holdings LP and Navco Management, Ltd. are controlled by The Kattegat Trust, a Bermudian charitable trust, the trustee of which is Kattegat Private Trustees (Bermuda) Limited, a Bermudian trust company with its principal offices at 2 Reid Street, Hamilton HM 11, Bermuda.

(5)	Messrs. Pomeroy, Michaud, Mathieu, Bombara and Devorsetz each own 33%, 33%, 15.5%, 9.3% and 6.2% of HTF-CHF Holdings LLC, respectively. The address for HTF-CHF Holdings LLC is 312 Farmington Avenue, Farmington, Connecticut 06032.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in private placements of securities. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our Advisor have designated a chief compliance officer to be responsible for administering the policies and procedures.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange;

•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company which we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in ‘‘— Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of Additional Shares

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, subject to certain exceptions, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Derivative Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to our Business and Structure — We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities.

Code of Ethics

We and our Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, each code of ethics is attached as an exhibit to our registration statement on Form N-2 (File No. 333-165570 filed with the SEC on July 19, 2010 as Exhibits (r)(1) and (r)(2)), which is available on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Advisor. The proxy voting policies and procedures of our Advisor are set forth below. The guidelines are reviewed periodically by our Advisor and our independent directors and, accordingly, are subject to change.

Introduction

Our Advisor is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, our Advisor has fiduciary duties to us. As part of this duty, our Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our Advisor’s proxy voting policies and procedures have been formulated to ensure decision-making is consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our Advisor votes proxies relating to our portfolio securities in what our Advisor perceives to be the best interest of our stockholders. Our Advisor reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our Advisor generally votes against proposals that may have a negative effect on our portfolio securities, our Advisor may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Advisor’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our Advisor requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032 or by calling (860) 676-8654.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

NASDAQ Global Market Corporate Governance Regulations

NASDAQ has adopted corporate governance regulations that listed companies must comply with. We intend to be in compliance with these corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our Advisor’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally seeks reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods, up to $250,000,000 of our common stock, preferred stock, subscription rights, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprising any combination of the foregoing, on the terms to be determined at the time of an offering. The selling stockholders may sell from time to time 1,322,669 shares of common stock beneficially owned by them, held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer (collectively, the “Selling Stockholder Shares”). The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale and the selling stockholders may sell the Selling Stockholder Shares owned by them and offered hereby directly or through one or more underwriters, broker-dealers or agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities by us and/or the Selling Stockholder Shares by the selling stockholders will be named in the applicable prospectus supplement, such prospectus supplement to also set forth the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them, the offering price of the securities and the proceeds to us and/or the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to dealers, and any securities exchanges on which the securities and/or the Selling Stockholder Shares may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders or (iii) under such circumstances as the SEC may permit.

In connection with the sale of the securities and the Selling Stockholder Shares, underwriters or agents may receive compensation from us and/or the selling stockholders or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities and the Selling Stockholder Shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities and the Selling Stockholder Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and/or the selling stockholders and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us and/or the selling stockholders will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% for the sale of any securities and/or Selling Stockholder Shares being registered. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

If underwriters are used in the sale of any securities and/or the Selling Stockholder Shares, the securities and/or Selling Stockholder Shares will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities and/or Selling Stockholder Shares may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities and/or Selling Stockholder Shares will be subject to certain conditions precedent.

We and/or the selling stockholders may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we and/or the selling stockholders pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

In connection with sales of the shares of common stock or otherwise, we and/or the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. We and/or the selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. We and/or the selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

We, the selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by us, the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We may offer shares of common stock in a public offering at-the-market to a select group of investors, in which case you may not be able to participate in such offering and you will experience dilution unless you purchase additional shares of our common stock in the secondary market at the same or lower price.

Any common stock and/or Selling Stockholder Shares sold pursuant to a prospectus supplement may be traded on NASDAQ, or another exchange on which the common stock, including Selling Stockholder Shares, are traded. The other offered securities may or may not be listed on a securities exchange and we cannot assure you that there will be a liquid trading market for certain of the securities.

Under agreements that we and/or the selling stockholders may enter into, underwriters, dealers and agents who participate in the distribution of shares of our securities and/or the Selling Stockholder Shares may be entitled to indemnification by us and/or the selling stockholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us and/or the selling stockholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we and/or the selling stockholders will authorize underwriters or other persons acting as our and/or the selling stockholders’ agents to solicit offers by certain institutions to purchase shares of our securities from us or the Selling Stockholder Shares from the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us and/or the selling stockholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities and/or the Selling Stockholder Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We and/or the selling stockholders may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us and/or the selling stockholders or borrowed from us, the selling stockholders or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us and/or the selling stockholders in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement. We, one of our affiliates and/or the selling stockholders may loan or pledge securities to a financial institution or other third party that in turn may sell the securities or Selling Stockholder Shares using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or the Selling Stockholder Shares or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

In order to comply with the securities laws of certain states, if applicable, our securities and the Selling Stockholder Shares will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities and/or the Selling Stockholder Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We will pay customary costs and expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution.

We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

There can be no assurance that any selling stockholder will sell any or all of the Selling Stockholder Shares registered pursuant to the registration statement, of which this prospectus forms a part. Once sold under the registration statement, of which this prospectus forms a part, the Selling Stockholder Shares will be freely tradable in the hands of persons other than our affiliates.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder (“Treasury regulations”) each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion:

•	a “U.S. stockholder” means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes: (1) a person who is a citizen or individual resident of the United States; (2) a domestic corporation (or other domestic entity taxable as a corporation for U.S. federal income tax purposes); (3) an estate whose income is subject to U.S. federal income tax regardless of its source; or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; and

•	a “non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult their own tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of an investment in our securities will depend on the facts of its particular situation. Stockholders are urged to consult their own tax advisers to determine the U.S. federal, state, local and foreign tax consequences to them of an investment in our securities, including applicable tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation of the company

As a BDC, we have elected to be treated, and qualified, as a RIC under Subchapter M of the Code commencing with our taxable year ending on December 31, 2010. As a RIC, we generally do not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures or forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”) (the “90% Gross Income Test”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Diversification Tests”). In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally are not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•	at least 98% (or, for our taxable years beginning in 2011, 98.2%) of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from satisfying distribution requirements, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation — Senior Securities; Derivative Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual

Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and for tax years beginning before 2013, non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Company investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Since in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement.

Accordingly, we may need to sell some of our assets at times that we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take action that are advantageous) in order to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax on all our income.

Warrants.  Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term depends on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant equals the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Foreign Investments.  In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies.  We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code) (“PFIC”). In general, if a special tax election has not been made, we are required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Any adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election.

Foreign Currency Transactions.  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 15% through 2012) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax.  As a RIC, we are subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividend Reinvestment Plan.  Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions.  A U.S. stockholder will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present U.S. law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations.  Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.  We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares of our common stock. Additionally, U.S. stockholders should be aware of recently enacted legislation that generally imposes, effective for payments made after December 31, 2012, a 30% federal withholding tax on dividends and proceeds from the sale of our common stock held by or through foreign entities, as described below in “— Recently Enacted Legislation.”

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions.  Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Under a provision that is scheduled to expire for taxable years beginning after December 31, 2011, properly designated dividends received by a non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (ii) in the case of an individual, the non-U.S. stockholder is present in the United States for 183 days or more during a taxable year and certain other conditions are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan.  Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Backup Withholding.  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on taxable dividends or distributions unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares. Additionally, non-U.S. stockholders should be aware of recently enacted legislation that generally imposes, effective for payments made after December 31, 2012, a 30% federal withholding tax on dividends and proceeds from the sale of our common stock held by or through foreign entities, as described below in “— Recently Enacted Legislation.”

Recently Enacted Legislation

President Obama recently signed into law H.R. 2847 (the “Recently Enacted Legislation”), which will generally impose a federal withholding tax of 30% on dividends and the gross proceeds of a disposition of our common stock paid after December 31, 2012 to a foreign financial institution unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners). The Recently Enacted Legislation will also generally impose a federal withholding tax of 30% on dividends and the gross proceeds of a disposition of our common stock paid after December 31, 2012 to a non-financial foreign entity unless such entity provides the withholding agent with a certification identifying the direct and indirect U.S. owners of the entity. Under certain circumstances, a non-U.S. stockholder might be eligible for refunds or credits of such taxes. Stockholders are encouraged to consult with their own tax advisors regarding the possible implications of the Recently Enacted Legislation on their investment in our common stock.

Recently, Congress enacted the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) which generally applies to taxable years of a RIC beginning on or after December 22, 2010. In general, and among other things, the Modernization Act (i) eliminates the “preferential dividend” rule, which under current law may disallow certain RIC distributions for purposes of the Annual Distribution Requirement, (ii) allows a RIC to carry forward capital losses, arising after the effective date, indefinitely, and (iii) provides certain mitigation exceptions for certain failures to satisfy the 90% Income Test and the Diversification Tests.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by Bank of America, N.A. pursuant to a custodian services agreement. The principal business address of Bank of America, N.A. is 135 South LaSalle Street, Chicago, Illinois 60603. Securities held through Credit I and Credit II are held under custodial agreements with U.S. Bank National Association, which acts as custodian for West LB pursuant to the WestLB Facility and as custodian for Wells pursuant to the Wells Facility. The principal address for U.S. Bank National Association is 1133 Rankin Street, St. Paul, Minnesota 55116. BNY Mellon Shareowner Services acts as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement. The principal business address of BNY Mellon Shareowner Services is 480 Washington Blvd., Jersey City, New Jersey 07310.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Squire, Sanders & Dempsey (US) LLP and certain legal matters will be passed upon for underwriters or dealer managers, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our consolidated financial statements as of December 31, 2010 and 2009, and for the years ended December 31, 2010 and 2009, and the period from March 4, 2008 (inception) through December 31, 2008 appearing in this prospectus and elsewhere in the registration statement have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm, as stated in their report appearing elsewhere herein, which report expresses an unqualified opinion, and are included in reliance upon such report and upon the authority of such firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the SEC a registration statement, of which this prospectus forms a part, on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Index to Consolidated Financial Statements

Page

Unaudited Consolidated Interim Financial Information
Consolidated Statements of Assets and Liabilities as of September 30, 2011 and December 31, 2010 (unaudited)	F-2
Consolidated Statements of Operations for the three and nine months ended September 30, 2011 and 2010 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2011 and 2010 (unaudited)	F-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 2011 and 2010 (unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2011 and December 31, 2010 (unaudited)	F-6
Notes to the Consolidated Financial Statements (unaudited)	F-12
Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F-28
Consolidated Statements of Assets and Liabilities as of December 31, 2010 and 2009	F-29
Consolidated Statements of Operations for the Period from October 29, 2010 to December 31, 2010, the Period from January 1, 2010 to October 28, 2010, the Year Ended December 31, 2009, and the Period from March 4, 2008 (Inception) to December 31, 2008
F-30
Consolidated Statements of Changes in Net Assets for the Period from October 29, 2010 to December 31, 2010, the Period from January 1, 2010 to October 28, 2010, and the Year Ended December 31, 2009	F-31
Consolidated Statements of Cash Flows for the Period from October 29, 2010 to December 31, 2010, the Period from January 1, 2010 to October 28, 2010, the Year Ended December 31, 2009, and the Period from March 4, 2008 (Inception) to December 31, 2008
F-32
Consolidated Schedules of Investments as of December 31, 2010 and 2009	F-33
Notes to the Consolidated Financial Statements	F-39

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities (Unaudited)
(In thousands, except share data)

	September 30, 2011	December 31, 2010

ASSETS
Non-affiliate investments at fair value (cost of $179,651 and $133,494, respectively) (Note 4)	$180,186	$136,810
Cash and cash equivalents	32,598	76,793
Interest receivable	2,477	1,938
Other assets (Note 2)	1,610	664

Total assets	$216,871	$216,205

LIABILITIES
Borrowings (Note 6)	$81,885	$87,425
Base management fee payable (Note 3)	362	360
Incentive fee payable (Note 3)	1,453	414
Other accrued expenses	792	811

Total liabilities	84,492	89,010

Net assets
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 7,626,718 shares outstanding as of September 30, 2011 and 7,593,421 shares outstanding as of December 31, 2010	8	8
Paid-in capital in excess of par	124,361	123,836
Accumulated undistributed (distributions in excess of) net investment income	1,507	(143)
Net unrealized appreciation on investments	508	3,043
Net realized gain on investments	5,995	451

Total net assets	132,379	127,195

Total liabilities and net assets	$216,871	$216,205

Net asset value per common share	$17.36	$16.75

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations (Unaudited)
(In thousands, except share data)

		Pre-IPO Prior to		Pre-IPO Prior to
	Post-IPO as a	Becoming a	Post-IPO as a	Becoming a
	Business	Business	Business	Business
	Development	Development	Development	Development
	Company	Company	Company	Company
	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Investment income
Interest income on non-affiliate investments	$6,129	$4,955	$16,911	$12,852
Interest income on cash and cash equivalents	2	25	90	53
Fee income on non-affiliate investments	310	209	870	345

Total investment income	6,441	5,189	17,871	13,250

Expenses
Interest expense	725	1,189	2,093	3,282
Base management fee (Note 3)	1,091	675	3,229	1,816
Performance based incentive fee (Note 3)	561	—	2,701	—
Administrative fee (Note 3)	355	—	873	—
Professional fees	489	7	1,034	110
General and administrative	227	61	740	164

Total expenses	3,448	1,932	10,670	5,372

Net investment income	2,993	3,257	7,201	7,878

Credit for loan losses	—	320	—	739

Net realized and unrealized gain on investments
Net realized (loss) gain on investments	(17)	—	5,544	(2)
Net unrealized (depreciation) appreciation on investments	(217)	1,711	(2,535)	1,549

Net realized and unrealized (loss) gain on investments	(234)	1,711	3,009	1,547

Net increase in net assets resulting from operations	$2,759	$5,288	$10,210	$10,164

Net investment income per common share(1)	$0.39	$ N/A	$0.95	$ N/A

Change in net assets per common share(1)	$0.36	$ N/A	$1.34	$ N/A

Weighted average shares outstanding(1)	7,617,972	N/A	7,604,345	N/A

(1)	For the three and nine months ended September 30, 2010, the Company did not have common shares outstanding or an equivalent and, therefore, earnings per share and weighted average shares outstanding information for this period is not provided.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets (Unaudited)
(In thousands, except share data)

						Accumulated
						Undistributed
						(distributions
		Accumulated				in excess of)	Net Unrealized	Net
		Other			Paid-In	Net	Appreciation	Realized
	Members’	Comprehensive	Common Stock		Capital in	Investment	on	Gain on	Total
	Capital	Loss	Shares	Amount	Excess of Par	Income	Investments	Investments	Net Assets

Balance at December 31, 2009	$60,260	$(768)	—	$—	$—	$—	$—	$—	$59,492
Comprehensive income:
Net income	10,164	—	—	—	—	—	—	—	10,164
Unrealized loss on interest rate swaps	—	409	—	—	—	—	—	—	409
Total comprehensive income	—	—	—	—	—	—	—	—	10,573

Balance at September 30, 2010	$70,424	$(359)	—	$—	$—	$—	$—	$—	$70,065

Balance at December 31, 2010	$—	$—	7,593,421	$8	$123,836	$(143)	$3,043	$451	$127,195
Net increase in net assets from operations	—	—	—	—	—	7,201	(2,535)	5,544	10,210
Issuance of common stock as stock dividend	—	—	33,297	—	525				525
Dividends declared	—	—	—	—	—	(5,551)	—	—	(5,551)

Balance at September 30, 2011	$—	$—	7,626,718	$8	$124,361	$1,507	$508	$5,995	$132,379

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

		Pre-IPO Prior to
	Post-IPO as a	becoming a
	Business	Business
	Development	Development
	Company	Company
	Nine Months Ended	Nine Months Ended
	September 30,	September 30,
	2011	2010

Cash flows from operating activities:
Net increase in net assets resulting from operations	$10,210	$10,164
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Credit for loan losses	—	(739)
Amortization of debt issuance costs	227	871
Net realized (gain) loss on investments	(5,799)	2
Net change in unrealized depreciation (appreciation) on investments	2,535	(1,549)
Purchase of investments	(78,156)	(64,608)
Principal payments received on investments	32,574	41,333
Proceeds from sale of investments	5,887	—
Stock received in settlement of fee income	(544)	—
Changes in assets and liabilities:
Increase in interest receivable	(539)	(498)
Decrease in unearned loan income	(331)	(302)
Decrease (increase) in other assets	247	(251)
Increase in other accrued expenses	226	91
Increase in base management fee payable	2	35
Increase in incentive fee payable	1,039	—

Net cash used in operating activities	(32,422)	(15,451)

Cash flows from financing activities:
Net (decrease) increase in revolving borrowings	(5,540)	24,778
Dividends paid	(5,026)	—
Capitalized debt issuance costs	(1,207)	—

Net cash (used in) provided by financing activities	(11,773)	24,778

Net (decrease) increase in cash and cash equivalents	(44,195)	9,327
Cash and cash equivalents:
Beginning of period	76,793	9,892

End of period	$32,598	$19,219

Cash paid for interest	$1,738	$2,366

Supplemental non-cash investing and financing activities:
Warrant investments received & recorded as unearned loan income	$1,129	$1,212

Receivables resulting from sales of investments	$213	$—

Decrease in interest rate swap liability	$(245)	$(409)

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
September 30, 2011
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Debt Investments
Debt Investments — Life Science — 41.2%
ACT Biotech, Inc.	Biotechnology	Term Loan(1)	13.10%	12/1/2013	$905	$905
		Term Loan(1)	13.01%	12/1/2013	905	905
		Term Loan(1)	13.01%	12/1/2013	1,371	1,371
Ambit Biosciences Corporation	Biotechnology	Term Loan(1)	12.25%	10/1/2013	5,066	5,066
Anacor Pharmaceuticals, Inc.(5)	Biotechnology	Term Loan(2)	9.41%	4/1/2015	3,206	3,206
GenturaDx, Inc.	Biotechnology	Term Loan(2)	11.25%	4/1/2014	1,903	1,903
N30 Pharmaceuticals, LLC	Biotechnology	Term Loan(1)	11.25%	9/1/2014	2,412	2,412
Pharmasset, Inc.(5)	Biotechnology	Term Loan(1)	12.00%	1/1/2012	379	379
		Term Loan(1)	12.50%	10/1/2012	1,453	1,453
Revance Therapeutics, Inc.	Biotechnology	Convertible Note(1)	8.00%	2/10/2013	62	62
Supernus Pharmaceuticals, Inc.	Biotechnology	Term Loan(2)	11.00%	8/1/2014	2,947	2,947
Tranzyme, Inc.(5)	Biotechnology	Term Loan(1)	10.75%	1/1/2014	4,538	4,538
Xcovery Holding Company, LLC	Biotechnology	Term Loan(2)	12.00%	10/1/2013	1,494	1,494
		Term Loan(2)	12.00%	7/1/2014	1,477	1,477
Concentric Medical, Inc.	Medical Device	Term Loan(1)	12.04%	9/1/2013	6,676	6,676
OraMetrix, Inc.	Medical Device	Term Loan(1)	11.50%	4/1/2014	4,669	4,669
PixelOptics, Inc.	Medical Device	Term Loan(2)	10.75%	11/1/2014	9,910	9,910
Tengion, Inc.(5)	Medical Device	Term Loan(2)	11.75%	1/1/2014	4,948	4,588
ViOptix, Inc.	Medical Device	Term Loan(1)	13.55%	11/1/2011	656	656

Total Debt Investments — Life Science					54,977	54,617

Debt Investments — Technology — 36.2%
OpenPeak, Inc.	Communications	Term Loan(1)	11.86%	12/1/2013	6,016	5,647
Starcite, Inc.	Consumer-related Technologies	Term Loan(1)	12.05%	9/1/2012	1,604	1,604
Tagged, Inc.	Consumer-related Technologies	Term Loan(1)	12.78%	5/1/2012	671	671
		Term Loan(1)	11.46%	8/1/2012	300	300
Xtera Communications, Inc.	Semiconductors	Term Loan(2)	11.50%	12/1/2014	9,739	9,739
Vette Corp.	Data Storage	Term Loan(1)	11.75%	7/1/2014	4,928	4,928
IntelePeer, Inc.	Networking	Term Loan(1)	12.43%	4/1/2012	238	238
		Term Loan(1)	12.33%	6/1/2012	315	315
		Term Loan(1)	12.33%	10/1/2012	729	729
Construction Software Technologies, Inc.	Software	Term Loan(2)	11.75%	12/1/2014	3,940	3,940
		Term Loan	11.75%	6/1/2014	1,969	1,969
Courion Corporation	Software	Term Loan(1)	11.45%	9/1/2014	6,889	6,889
Recondo Technology, Inc.	Software	Term Loan	11.50%	4/1/2015	1,923	1,923
Seapass Solutions, Inc.	Software	Term Loan(2)	11.75%	11/1/2014	4,924	4,924
StreamBase Systems, Inc.	Software	Term Loan(1)	12.51%	11/1/2013	3,115	3,115
		Term Loan(1)	12.50%	6/1/2014	960	960

Total Debt Investments — Technology					48,260	47,891

Debt Investments — Cleantech — 22.9%
Cereplast, Inc.(5)	Waste Recycling	Term Loan(1)	12.00%	4/1/2014	2,448	2,448
	Waste Recycling	Term Loan(1)	12.00%	6/1/2014	2,441	2,441
Enphase Energy, Inc.	Energy Efficiency	Term Loan(1)	12.60%	10/1/2013	5,697	5,697
		Term Loan	10.75%	4/1/2015	1,968	1,968
		Term Loan	10.75%	4/1/2015	2,938	2,938
Satcon Technology Corporation(5)	Energy Efficiency	Term Loan(1)	12.58%	1/1/2014	8,521	8,521
Tigo Energy, Inc.	Energy Efficiency	Term Loan(1)	11.00%	8/1/2014	3,422	3,422
		Revolver(2)	10.75%	1/1/2014	2,933	2,933

			(Prime + 7.50%)
Total Debt Investments — Cleantech					30,368	30,368

Debt Investments — Healthcare information and services — 31.4%
BioScale, Inc.	Diagnostics	Term Loan(1)	12.00%	8/1/2012	1,351	1,351
		Term Loan(1)	11.51%	1/1/2014	4,941	4,941
Precision Therapeutics, Inc.	Diagnostics	Term Loan	10.25%	12/1/2014	6,952	6,952

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
September 30, 2011 — (Continued)
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Radisphere National Radiology Group, Inc.	Diagnostics	Term Loan(1)	12.75%	1/1/2014	9,340	9,340
Aperio Technologies, Inc.	Other Healthcare	Term Loan	9.64%	5/1/2015	4,929	4,929
Patientkeeper, Inc.	Other Healthcare	Term Loan	10.50%	12/1/2014	5,222	5,222
Singulex, Inc.	Other Healthcare	Term Loan(1)	11.00%	3/1/2014	2,968	2,968
		Term Loan(1)	11.00%	3/1/2014	1,978	1,978
Talyst, Inc.	Other Healthcare	Term Loan(1)	12.10%	12/1/2013	1,924	1,924
		Term Loan(1)	12.05%	12/1/2013	1,921	1,921

Total Debt Investment — Healthcare information and services					41,526	41,526

Total Debt Investments					175,131	174,402

Warrant Investments
Warrants — Life Science — 1.3%
ACT Biotech, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	58	67
Ambit Biosciences, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	143	98
Anacor Pharmaceuticals, Inc.(5)	Biotechnology	Common Stock Warrants(2)	—	—	42	22
Anesiva, Inc.(5)	Biotechnology	Common Stock Warrants(1)	—	—	18	—
GenturaDx, Inc.	Biotechnology	Preferred Stock Warrants(2)	—	—	63	60
N30 Pharmaceuticals, LLC	Biotechnology	Preferred Stock Warrants(1)	—	—	59	46
Novalar Pharmaceuticals, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	69	—
Revance Therapeutics, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	224	489
Supernus Pharmaceuticals, Inc.	Biotechnology	Preferred Stock Warrants(2)	—	—	16	15
Tranzyme, Inc.(5)	Biotechnology	Common Stock Warrants(1)	—	—	1	—
Concentric Medical, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	84	875
EnteroMedics, Inc.(5)	Medical Device	Common Stock Warrants(1)	—	—	347	2
OraMetrix, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	78	67
PixelOptics, Inc.	Medical Device	Preferred Stock Warrants(2)	—	—	96	46
Tengion, Inc.(5)	Medical Device	Common Stock Warrants(2)	—	—	62	—
ViOptix, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	13	—

Total Warrants — Life Science					1,373	1,787

Warrants — Technology — 1.5%
OpenPeak, Inc.	Communications	Preferred Stock Warrants(1)	—	—	89	—
Everyday Health, Inc.	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	69	116
SnagAJob.com, Inc.	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	23	270
Starcite, Inc.	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	24	27
Tagged, Inc.	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	17	27
Xtera Communications, Inc.	Semiconductors	Preferred Stock Warrants	—	—	206	242
Vette Corp.	Data Storage	Preferred Stock Warrants(1)	—	—	75	48
XIOtech, Inc.	Data Storage	Preferred Stock Warrants(1)	—	—	22	80
Cartera Commerce, Inc.	Internet and media	Preferred Stock Warrants(1)	—	—	16	30
Grab Networks, Inc.	Networking	Preferred Stock Warrants(1)	—	—	74	—
IntelePeer, Inc.	Networking	Preferred Stock Warrants(1)	—	—	39	524
Motion Computing, Inc.	Networking	Preferred Stock Warrants(1)	—	—	7	334
Impinj, Inc.	Semi-conductor	Preferred Stock Warrants(1)	—	—	7	—
Clarabridge, Inc.	Software	Preferred Stock Warrants(1)	—	—	27	24
Construction Software Technologies, Inc.	Software	Preferred Stock Warrants(2)	—	—	45	44
Courion Corporation	Software	Preferred Stock Warrants(1)	—	—	85	100
DriveCam, Inc.	Software	Preferred Stock Warrants(1)	—	—	20	7
Netuitive, Inc.	Software	Preferred Stock Warrants(1)	—	—	27	21
Recondo Technology, Inc.	Software	Preferred Stock Warrants(1)	—	—	47	47
Seapass Solutions, Inc.	Software	Preferred Stock Warrants(2)	—	—	43	42
StreamBase Systems, Inc.	Software	Preferred Stock Warrants(1)	—	—	67	68

Total Warrants — Technology					1,029	2,051

Warrants — Cleantech — 0.2%
Cereplast, Inc.(5)	Waste Recycling	Common Stock Warrants(1)	—	—	112	28
Enphase Energy, Inc.	Energy Efficiency	Preferred Stock Warrants(1)	—	—	175	136

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments (Unaudited)
September 30, 2011 — (Continued)
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(3)	Rate(4)	Maturity	Investment(6)	Fair Value

Satcon Technology Corporation(5)	Energy Efficiency	Common Stock Warrants(1)	—	—	285	5
Tigo Energy, Inc.	Energy Efficiency	Preferred Stock Warrants(1)	—	—	101	79

Total Warrants — Cleantech					673	248

Warrants — Healthcare information and services — 0.8%
BioScale, Inc.	Diagnostics	Preferred Stock Warrants(1)	—	—	54	62
Precision Therapeutics, Inc.	Diagnostics	Preferred Stock Warrants	—	—	73	158
Radisphere National Radiology Group, Inc.	Diagnostics	Preferred Stock Warrants(1)	—	—	167	372
Aperio Technologies, Inc.	Other Healthcare	Preferred Stock Warrants	—	—	35	34
Patientkeeper, Inc.	Other Healthcare	Preferred Stock Warrants	—	—	269	266
Singulex, Inc.	Other Healthcare	Preferred Stock Warrants(1)	—	—	40	31
Talyst, Inc.	Other Healthcare	Preferred Stock Warrants(1)	—	—	100	82

Total Warrants — Healthcare information and services					738	1,005

Total Warrants					3,813	5,091

Equity — 0.5%
Insmed Incorporated(5)	Biotechnology	Common Stock(1)	—	—	227	169
Overture Networks Inc.	Communications	Preferred Stock(1)	—	—	480	524

Total Equity					707	693

Total Investments Assets					$179,651	$180,186

Investment Liabilities
Derivative Agreement
WestLB, AG	Interest rate swap — pay fixed/receive floating, Notional Amount $10 million		3.58%	10/14/2011	—	13

Total Investment Liabilities					$—	$13

(1)	Has been pledged as collateral under the WestLB Facility.

(2)	Has been pledged as collateral under the Wells Facility.

(3)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

(4)	All interest is payable in cash due monthly in arrears, unless otherwise indicated and applies only to the Company’s debt investments. Amount is the annual interest rate on the debt investment and does not include any additional fees related to the investment, such as deferred interest, commitment fees or prepayment fees. The majority of the debt investments are at fixed rates for the term of the loan. For each debt investment, we have provided the current interest rate in effect as of September 30, 2011.

(5)	Portfolio company is a public company.

(6)	For debt investments, represents principal balance less unearned income.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Debt Investments
Debt Investments — Life Science — 39.3%
ACT Biotech, Inc.	Biotechnology	Term Loan(1)	12.10%	6/1/2013	$958	$958
		Term Loan(1)	12.01%	6/1/2013	957	957
		Term Loan(1)	12.01%	6/1/2013	1,478	1,478
Ambit Biosciences, Inc.	Biotechnology	Term Loan(1)	12.25%	10/1/2013	5,898	5,898
GenturaDx, Inc.	Biotechnology	Term Loan	11.25%	4/1/2014	1,917	1,917
Novalar Pharmaceuticals, Inc.	Biotechnology	Term Loan(1)	12.00%	6/1/2012	3,146	3,146
Pharmasset, Inc.(4)	Biotechnology	Term Loan(1)	12.00%	8/1/2011	868	868
		Term Loan(1)	12.00%	1/1/2012	1,448	1,448
		Term Loan(1)	12.50%	10/1/2012	2,422	2,422
Revance Therapeutics, Inc.	Biotechnology	Term Loan(1)	10.50%	12/1/2011	1,445	1,445
		Term Loan(1)	10.50%	3/1/2013	3,478	3,478
Tranzyme, Inc.	Biotechnology	Term Loan(1)	10.75%	1/1/2014	4,966	4,966
Xcovery Holding Company, LLC	Biotechnology	Term Loan	12.00%	10/1/2013	1,490	1,490
Concentric Medical, Inc.	Medical Device	Term Loan(1)	12.04%	9/1/2013	6,887	6,887
OraMetrix, Inc.	Medical Device	Term Loan(1)	11.50%	4/1/2014	4,887	4,887
PixelOptics, Inc.	Medical Device	Term Loan(1)	13.00%	1/1/2013	4,221	4,221
Tengion, Inc.(4)	Medical Device	Term Loan(1)	12.26%	9/1/2011	2,740	2,740
ViOptix, Inc.	Medical Device	Term Loan(1)	13.55%	11/1/2011	885	837

Total Debt Investments — Life Science					50,091	50,043

Debt Investments — Technology — 24.4%
Hatteras Networks, Inc.	Communications	Term Loan(1)	12.40%	2/1/2011	1,042	1,042
OpenPeak, Inc.	Communications	Term Loan(1)	11.86%	12/1/2013	6,549	6,549
Starcite, Inc.	Consumer-related technologies	Term Loan(1)	12.05%	9/1/2012	2,679	2,679
Tagged, Inc.	Consumer-related technologies	Term Loan(1)	12.78%	5/1/2012	1,284	1,284
		Term Loan(1)	11.46%	8/1/2012	498	498
Vette Corp.	Data Storage	Term Loan(1)	11.75%	7/1/2014	4,916	4,916
XIOtech, Inc.	Data Storage	Term Loan(1)	14.00%	5/1/2012	2,997	2,997
IntelePeer, Inc.	Networking	Term Loan(1)	12.43%	4/1/2012	515	515
		Term Loan(1)	12.33%	6/1/2012	598	598
		Term Loan(1)	12.33%	10/1/2012	1,171	1,171
Clarabridge, Inc.	Software	Term Loan(1)	12.50%	1/1/2013	1,166	1,166
		Term Loan(1)	12.50%	6/1/2013	688	688
		Term Loan(1)	12.50%	5/1/2014	743	743
Courion Corporation	Software	Term Loan(1)	11.45%	12/1/2011	1,083	1,083
Netuitive, Inc.	Software	Term Loan(1)	12.90%	4/1/2011	152	152
StreamBase Systems, Inc.	Software	Term Loan(1)	12.51%	11/1/2013	3,934	3,934
		Term Loan(1)	12.50%	6/1/2014	977	977

Total Debt Investments — Technology					30,992	30,992

Debt Investments — Cleantech — 14.9%
Cereplast, Inc.(4)	Waste Recycling	Term Loan(1)	12.00%	4/1/2014	2,363	2,363
Enphase Energy, Inc.	Energy Efficiency	Term Loan(1)	12.60%	10/1/2013	6,869	6,869
Satcon Technology Corporation(4)	Energy Efficiency	Term Loan(1)	12.58%	1/1/2014	9,701	9,701

Total Debt Investments — Cleantech					18,933	18,933

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010 — (Continued)
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Debt Investments — Healthcare information and services — 23.8%
BioScale, Inc.	Diagnostics	Term Loan(1)	12.00%	8/1/2012	$2,454	$2,454
		Term Loan(1)	11.51%	1/1/2014	4,908	4,908
Precision Therapeutics, Inc.	Diagnostics	Term Loan(1)	13.00%	3/1/2012	3,255	3,255
Radisphere National Radiology Group, Inc.	Diagnostics	Term Loan(1)	12.75%	1/1/2014	9,855	9,855
Singulex, Inc.	Other Healthcare	Term Loan(1)	11.00%	3/1/2014	2,949	2,949
		Term Loan(1)	11.00%	3/1/2014	1,964	1,964
Talyst, Inc.	Other Healthcare	Term Loan(1)	12.10%	12/1/2013	2,443	2,443
		Term Loan(1)	12.05%	12/1/2013	2,438	2,438

Total Debt Investment — Healthcare information and services					30,266	30,266

Total Debt Investments					130,282	130,234

Warrant Investments
Warrants — Life Science — 2.1%
ACT Biotech, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	23	23
Ambit Biosciences, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	143	147
Anesiva, Inc.(4)	Biotechnology	Common Stock Warrants(1)	—	—	18	—
GenturaDx, Inc.	Biotechnology	Preferred Stock Warrants	—	—	63	63
Novalar Pharmaceuticals, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	69	—
Pharmasset, Inc.(4)	Biotechnology	Common Stock Warrants(1)	—	—	126	789
Revance Therapeutics, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	224	121
Tranzyme, Inc.	Biotechnology	Preferred Stock Warrants(1)	—	—	1	1
Advanced BioHealing, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	9	1,209
Calypso Medical Technologies, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	17	76
Concentric Medical, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	85	89
EnteroMedics, Inc.(4)	Medical Device	Common Stock Warrants(1)	—	—	347	18
OraMetrix, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	78	83
PixelOptics, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	61	61
Tengion, Inc.(4)	Medical Device	Common Stock Warrants(1)	—	—	15	—
ViOptix, Inc.	Medical Device	Preferred Stock Warrants(1)	—	—	13	—

Total Warrants — Life Science					1,292	2,680

Warrants — Technology — 1.2%
Hatteras Networks, Inc.	Communications	Preferred Stock Warrants(1)	—	—	—	35
OpenPeak, Inc.	Communications	Preferred Stock Warrants(1)	—	—	89	92
Everyday Health, Inc.	Consumer related technologies	Preferred Stock Warrants(1)	—	—	69	137
SnagAJob.com, Inc.	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	23	39
Starcite, Inc.	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	24	28
Tagged, Inc.	Consumer-related technologies	Preferred Stock Warrants(1)	—	—	17	27
Vette Corp.	Data Storage	Preferred Stock Warrants(1)	—	—	75	49
XIOtech, Inc.	Data Storage	Preferred Stock Warrants(1)	—	—	22	81
Cartera Commerce, Inc.	Internet and media	Preferred Stock Warrants(1)	—	—	16	38
Grab Networks, Inc.	Networking	Preferred Stock Warrants(1)	—	—	74	—
IntelePeer, Inc.	Networking	Preferred Stock Warrants(1)	—	—	39	544
Motion Computing, Inc.	Networking	Preferred Stock Warrants(1)	—	—	7	292
Impinj, Inc.	Semi-conductor	Preferred Stock Warrants(1)	—	—	7	—
Clarabridge, Inc.	Software	Preferred Stock Warrants(1)	—	—	28	25

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010 — (Continued)
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Courion Corporation	Software	Preferred Stock Warrants(1)	—	—	$7	$17
DriveCam, Inc.	Software	Preferred Stock Warrants(1)	—	—	20	8
Netuitive, Inc.	Software	Preferred Stock Warrants(1)	—	—	27	22
Plateau Systems, Ltd.	Software	Preferred Stock Warrants(1)	—	—	7	35
StreamBase Systems, Inc.	Software	Preferred Stock Warrants(1)	—	—	67	69

Total Warrants — Technology					618	1,538

Warrants — Cleantech — 1.0%
Cereplast, Inc.(4)	Waste Recycling	Common Stock Warrants(1)	—	—	112	112
Enphase Energy, Inc.	Energy Efficiency	Preferred Stock Warrants(1)	—	—	122	122
Satcon Technology Corporation(4)	Energy Efficiency	Common Stock Warrants(1)	—	—	286	1,057

Total Warrants — Cleantech					520	1,291

Warrants — Healthcare information and services — 0.6%
BioScale, Inc.	Diagnostics	Preferred Stock Warrants(1)	—	—	55	49
Precision Therapeutics, Inc.	Diagnostics	Preferred Stock Warrants(1)	—	—	52	139
Radisphere National Radiology Group, Inc.	Diagnostics	Preferred Stock Warrants(1)	—	—	167	384
Singulex, Inc.	Other Healthcare	Preferred Stock Warrants(1)	—	—	39	39
Talyst, Inc.	Other Healthcare	Preferred Stock Warrants(1)	—	—	100	105

Total Warrants — Healthcare information and services					413	716

Total Warrants					2,843	6,225

Equity — 0.3%
AFS Technologies, Inc		Common Stock(1)	—	—	142	142
Insmed Incorporated(4)		Common Stock and Convertible Preferred Stock(1)	—	—	227	209

Total Equity					369	351

Total Investments Assets					$133,494	$136,810

Investment Liabilities
Derivative Agreement
WestLB, AG	Interest rate swap — pay fixed/receive floating, Notional Amount $10 million		3.58%	10/14/2011	—	258

Total Investment Liabilities					$—	$258

(1)	Has been pledged as collateral under the WestLB Facility.

(2)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

(3)	All interest is payable in cash due monthly in arrears, unless otherwise indicated and applies only to the Company’s debt investments. Amount is the annual interest rate on the debt investment and does not include any additional fees related to the investment, such as deferred interest, commitment fees or prepayment fees. The majority of the debt investments are at fixed rates for the term of the loan. For each debt investment, we have provided the current interest rate in effect as of December 31, 2010.

(4)	Portfolio company is a public company.

(5)	For debt investments, represents principal balance less unearned income.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)
(In thousands, except shares and per share data)

Note 1.	Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed, non-diversified, closed end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and capital gains the Company distributes to the stockholders. The Company primarily makes secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries.

On October 28, 2010 the Company completed an initial public offering (“IPO”) and its common stock trades on the NASDAQ Global Market under the symbol “HRZN.” The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC (“CHF”), a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary with the completion of the IPO.

Horizon Credit I LLC (“Credit I”) was formed as a Delaware limited liability company on January 23, 2008, with CHF as the sole equity member. Credit I is a special purpose bankruptcy remote entity and is reported herein as a wholly owned subsidiary of the Company. CHF sold certain portfolio transactions to Credit I (“Purchased Assets”). Credit I is a separate legal entity from CHF and the Purchased Assets conveyed to Credit I are not available to creditors of the Company or any other entity other than Credit I’s lenders.

Horizon Credit II LLC (“Credit II”) was formed as a Delaware limited liability company on June 28, 2011, with the Company as the sole equity member. Credit II is a special purpose bankruptcy remote entity and is a separate legal entity from the Company. Any assets conveyed to Credit II will not be available to creditors of the Company or any other entity other than Credit II’s lenders.

Longview SBIC GP LLC and Longview SBIC LP (collectively, “Horizon SBIC”) were formed as a Delaware limited liability company and Delaware limited partnership, respectively on February 11, 2011. Horizon SBIC are wholly owned subsidiaries of the Company and were formed in anticipation of receiving a license to operate a small business investment company (“SBIC”) from the U.S. Small Business Administration (“SBA”). There has been no activity in Horizon SBIC since its inception.

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the loans made and the capital appreciation from the warrants received when making such loans. The Company has entered into an investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (“HTFM” or the “Advisor”), under which the Advisor will manage the day-to-day operations of, and provide investment advisory services to, the Company.

Note 2.	Basis of Presentation and Significant Accounting Policies

Election to become a Business Development Company and Basis of Financial Statement Presentation

The results of operations for the three and nine months ended September 30, 2011 reflect the Company’s results as a BDC under the 1940 Act, whereas the operating results for the three and nine months ended September 30, 2010 reflect the Company’s results prior to operating as a BDC under the 1940 Act. Accounting principles used in the preparation of these two periods are different and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of debt investments and classification of hedging activity — see corresponding sections below for further discussion.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Principles of Consolidation

As permitted under Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements.

Use of Estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of loans, equity investments and warrants.

Fair Value

The Company applies fair value to substantially all of its investments in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as more fully described in Note 5. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

In May 2011, the FASB issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRs, (ASU 2011-04). ASU 2011-04 converges the fair value measurement guidance in U.S. GAAP and International Financial Reporting Standards (IFRSs). Some of the amendments clarify the application of existing fair value measurement requirements, while other amendments change a particular principle in existing guidance. In addition, ASU 2011-04 requires additional fair value disclosures. The amendments are to be applied prospectively and are effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the effect that the provisions of ASU 2011-04 will have on the Company’s financial statements.

See Note 5 for additional information regarding fair value.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the consolidated balance sheets and the consolidated statements of cash flows include bank checking accounts and money market funds with an original maturity of less than 90 days.

Investments

Investments are recorded at fair value. The Company’s board of directors (“Board”) determines the fair value of its portfolio investments. Prior to the Company’s election to become a BDC, debt investments were stated at current unpaid principal balances adjusted for the allowance for loan losses, unearned income and any unamortized deferred fees or costs.

The Company has the intent to hold its loans for the foreseeable future or until maturity or payoff.

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. No loans were on non-accrual status as of September 30, 2011 and December 31, 2010.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees and prepayment fees. In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and, along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the loan is returned to accrual status.

Certain loan agreements also require the borrower to make an end-of-term payment that is accrued into income over the life of the loan to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. Subsequent to loan origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gain on investments.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

See Note 5 for additional information regarding fair value.

Allowance for Loan Losses

Prior to the Company’s election to become a BDC, the allowance for loan losses represented management’s estimate of probable loan losses inherent in the loan portfolio as of the balance sheet date. The estimation of the allowance was based on a variety of factors, including past loan loss experience, the current credit profile of the Company’s borrowers, adverse situations that had occurred that may affect individual borrowers’ ability to repay, the estimated value of underlying collateral and general economic conditions. The loan portfolio is comprised of large balance loans that are evaluated individually for impairment and are risk-rated based upon a borrower’s individual situation, current economic conditions, collateral and industry-specific information that management believes is relevant in determining the potential occurrence of a loss event and in measuring impairment. The allowance for loan losses was sensitive to the risk rating assigned to each of the loans and to corresponding qualitative loss factors that the Company used to estimate the allowance. Those factors were applied to the outstanding loan balances in estimating the allowance for loan losses. If necessary, based on performance factors related to specific loans, specific allowances for loan losses were established for individual impaired loans. Increases or decreases to the allowance for loan losses were charged or credited to current period earnings through the provision (credit) for loan losses. Amounts determined to be uncollectible were charged against the allowance for loan losses, while amounts recovered on previously charged-off loans increased the allowance for loan losses.

A loan was considered impaired when, based on current information and events, it was probable that the Company was unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment included payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experienced insignificant payment delays and payment shortfalls generally were not classified as impaired. Management determined the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment was measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price or the fair value of the collateral, if the loan was collateral dependent.

Impaired loans also included loans modified in troubled debt restructurings where concessions had been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lenders and are recognized as assets and are amortized as interest expense over the term of the related credit facility. The unamortized balance of debt issuance costs as of September 30, 2011 and December 31, 2010, included in other assets, was $1,174 and $194, respectively. The accumulated amortization balances as of September 30, 2011 and December 31, 2010 was $227 and $3,292, respectively. The amortization expense for the nine months ended September 30, 2011 and 2010 relating to debt issuance costs was $227 and $871, respectively.

Income Taxes

The Company elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the nine months ended September 30, 2011, no amount was recorded for U.S. federal excise tax.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain tax positions at September 30, 2011 and December 31, 2010. The 2008 and 2009 tax years remain subject to examination by U.S. federal and state tax authorities.

Prior to the Company’s election to become a BDC, the Company was a limited liability company treated as a partnership for U.S. federal income tax purposes and, as a result, all items of income and expense were passed through to, and are generally reportable on, the tax returns of the respective members of the limited liability company. Therefore, no federal or state income tax provision has been recorded for the nine months ended September 30, 2010.

Dividends

Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of cash distributions and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company may use newly issued shares to implement the plan (especially if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan.

Interest Rate Swaps and Hedging Activities

The Company entered into interest rate swap agreements to manage interest rate risk. The Company does not hold or issue interest rate swap agreements or other derivative financial instruments for speculative purposes.

Subsequent to the Company’s election to become a BDC, the interest rate swaps are recorded at fair value with changes in fair value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The Company records the accrual of periodic interest settlements of interest rate swap agreements in net unrealized appreciation or depreciation of investments and subsequently records the amount as a net realized gain or loss on investments on the interest settlement date. Cash payments received or paid for the termination of an interest rate swap agreement would be recorded as a realized gain or loss upon termination in the consolidated statements of operations.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

Prior to the Company’s election to become a BDC, the Company recognized its interest rate swap derivatives on the balance sheet as either an asset or liability measured at fair value. Changes in the derivatives’ fair value were recognized in income unless specific hedge accounting criteria were met. Special accounting for qualifying hedges allows a derivative’s gains and losses to offset related results on the hedged item in the statement of operations and required the Company to formally document, designate and assess effectiveness of transactions that receive hedge accounting. Derivatives that are not hedges are adjusted to fair value through earnings. If the derivative qualifies as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of hedged assets, liabilities or firm commitments through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value, if any, would have been recognized as interest expense.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

Note 3.	Related Party Transactions

Investment Management Agreement

On October 28, 2010, the Company entered into the Investment Management Agreement with the Advisor, under which the Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company. Under the terms of the Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Advisor is a registered investment advisor with the SEC. The Advisor receives fees for providing services, consisting of two components, a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of the Company’s gross assets, payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The base management fee expense was $1,091 and $3,229 for the three and nine months ended September 30, 2011, respectively. The accrued management fee as of September 30, 2011 and December 31, 2010 was $362 and $360, respectively.

The incentive fee has two parts, as follows:

The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. The incentive fee with respect to the pre-incentive fee net income is 20.00% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the pre-incentive fee net investment income as if a hurdle rate did not apply.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20.00% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee.

The total performance based incentive fee expense was $561 and $2,701 for the three and nine months ended September 30, 2011, respectively. The incentive fee payable as of September 30, 2011 and December 31, 2010 was $1,453 and $414, respectively. The incentive fee payable as of September 30, 2011 includes $711 for part one and $742 for part two of the incentive fee, respectively.

Prior to the Company’s election to become a BDC, the Advisor served as the Advisor for CHF under a Management and Services Agreement which provided for management fees to be paid monthly at a rate of 2.00% per annum of the gross investment assets of CHF. Total management fee expense under this agreement was $675 and $1,816 for the three and nine months ended September 30, 2010, respectively.

Administration Agreement

The Company entered into an Administration Agreement with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company will reimburse the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief compliance officer and chief financial officer and their respective staffs. For the three and nine

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

months ended September 30, 2011, $355 and $873, respectively, was charged to operations under this Administration Agreement.

From time to time, the Advisor may pay amounts owed by the Company to third-party providers of goods or services. The Company will subsequently reimburse the Advisor for such amounts paid on the Company’s behalf.

Note 4.	Investments

Investments, all of which are with portfolio companies in the United States, consisted of the following:

	September 30, 2011		December 31, 2010
	Cost	Fair Value	Cost	Fair Value

Debt	$175,131	$174,402	$130,282	$130,234
Warrants	3,813	5,091	2,843	6,225
Equity	707	693	369	351

Total	$179,651	$180,186	$133,494	$136,810

The following table shows the Company’s investments by industry sector.

	September 30, 2011		December 31, 2010
	Cost	Fair Value	Cost	Fair Value

Life Science
Biotechnology	$29,038	$29,084	$31,138	$31,614
Medical Device	27,539	27,489	20,472	21,317
Technology
Consumer-related Technologies	2,705	3,014	4,592	4,692
Networking	1,402	2,140	2,405	3,120
Software	24,080	24,073	9,042	9,062
Data Storage	5,042	5,086	8,010	8,042
Internet and Media	—	—	16	38
Communications	6,588	6,173	7,681	7,719
Semiconductors	9,952	9,980	7	—
Healthcare Information and Services
Diagnostics	22,879	23,177	20,745	21,044
Other Healthcare Related Services and Technologies	19,385	19,354	9,934	9,938
Cleantech
Energy Efficiency	26,039	25,699	16,977	17,749
Waste Recycling	5,002	4,917	2,475	2,475

Total	$179,651	$180,186	$133,494	$136,810

Note 5.	Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.

Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Cash and cash equivalents and interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis.

Loans:  For variable rate loans that re-price frequently and have no significant change in credit risk, carrying values are a reasonable estimate of fair values, adjusted for credit losses inherent in the portfolio. The fair value of fixed rate loans is estimated by discounting the future cash flows using the year end rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities, adjusted for credit losses inherent in the portfolio. Therefore, the Company has categorized loan investments as Level 3 within the fair value hierarchy described above. These financial instruments are recorded at fair value on a recurring basis.

Warrants:  The Company primarily values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding.

•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on guideline publicly traded companies within indices similar in nature to the underlying company issuing the warrant. A total of seven such indices were used. The weighted average volatility assumptions used for the warrant valuation at September 30, 2011 and December 31, 2010 was 30%.

•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment. The marketability discount used for the warrant valuation at September 30, 2011 and December 31, 2010 was 20%.

Under certain circumstances the company may use an alternative technique to value warrants that better reflects the warrants fair value, such as an expected settlement of a warrant in the near term or a model that incorporates a put feature associated with the warrant. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option. Prior to September 30, 2011, there were no warrants that required valuation under an alternate technique.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described in Note 2. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These financial instruments are recorded at fair value on a recurring basis.

Equities:  The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement.

Borrowings:  The carrying amount of borrowings under the revolving credit facilities approximates its fair value due to the variable interest rate of these borrowings. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. These financial instruments are not recorded at fair value on a recurring basis.

Interest rate swap derivatives:  The fair value of the Company’s interest rate swap derivative instruments is estimated as the amount the Company would pay to terminate its swaps at the balance sheet date, taking into account current interest rates and the creditworthiness of the counterparty for assets and the creditworthiness of the Company for liabilities. The Company has categorized these derivative instruments as Level 2 within the fair value hierarchy described above. These financial instruments are recorded at fair value on a recurring basis.

Off-balance-sheet instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Off-balance-sheet instruments are not recorded at fair value on a recurring basis.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

The following tables detail the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of September 30, 2011 and December 31, 2010, and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	September 30, 2011
	Total	Level 1	Level 2	Level 3

Loan investments	$174,402	$—	$—	$174,402

Warrant investments	$5,091	$—	$56	$5,035

Equity investments	$693	$169	$—	$524

Interest rate swap liability	$13	$—	$13	$—

	December 31, 2010
	Total	Level 1	Level 2	Level 3

Loan investments	$130,234	$—	$—	$130,234

Warrant investments	$6,225	$—	$1,976	$4,249

Equity investments	$351	$209	$—	$142

Interest rate swap liability	$258	$—	$258	$—

The following tables show a reconciliation of the beginning and ending balances for Level 3 assets for the three months ended September 30, 2011 and 2010:

	Three Months Ended September 30, 2011
	Loan	Warrant	Equity
	Investments	Investments	Investments	Total

Level 3 assets, beginning of period	$180,110	$4,360	$668	$185,138
Purchase of investments	7,000	—	—	7,000
Warrants and equity received and classified as Level 3	—	47	—	47
Principal payments received on investments	(12,874)	—	—	(12,874)
Unrealized (depreciation) appreciation included in earnings	(282)	703	—	421
Other	448	(75)	(144)	229

Level 3 assets, end of period	$174,402	$5,035	$524	$179,961

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

	Three Months Ended September 30, 2010
	Loan	Warrant	Equity
	Investments	Investments	Investments	Total

Level 3 assets, beginning of period	$—	$2,343	$—	$2,343
Purchase of investments	—	—	—	—
Warrants and equity received and classified as Level 3	—	104	—	104
Principal payments received on investments	—	—	—	—
Unrealized appreciation included in earnings	—	1,268	—	1,268
Other	—	—	—	—

Level 3 assets, end of period	$—	$3,715	$—	$3,715

The following tables show a reconciliation of the beginning and ending balances for Level 3 assets for the nine months ended September 30, 2011 and 2010:

	Nine Months Ended September 30, 2011
	Loan	Warrant	Equity
	Investments	Investments	Investments	Total

Level 3 assets, beginning of period	$130,234	$4,249	$142	$134,625
Purchase of investments	78,156	—	—	78,156
Warrants and equity received and classified as Level 3	—	1,040	482	1,522
Principal payments received on investments	(32,574)	—	—	(32,574)
Unrealized (depreciation) appreciation included in earnings	(681)	(163)	44	(800)
Other	(733)	(91)	(144)	(968)

Level 3 assets, end of period	$174,402	$5,035	$524	$179,961

	Nine Months Ended September 30, 2010
	Loan	Warrant	Equity
	Investments	Investments	Investments	Total

Level 3 assets, beginning of period	$—	$2,010	$—	$2,010
Purchase of investments	—	—	—	—
Warrants and equity received and classified as Level 3	—	927	—	927
Principal payments received on investments	—	—	—	—
Unrealized appreciation included in earnings	—	780	—	780
Other	—	(2)	—	(2)

Level 3 assets, end of period	$—	$3,715	$—	$3,715

The total change in unrealized appreciation and depreciation included in the consolidated statement of operations attributable to Level 3 investments still held at September 30, 2011 includes $681 depreciation on loans, $2,142 appreciation on warrants and $44 appreciation on equity investments.

The Company discloses fair value information about financial instruments, whether or not recognized in the statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts have been measured as of the reporting date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

As of September 30, 2011 and December 31, 2010, the recorded book balances and fair values of the Company’s financial instruments were as follows:

	September 30, 2011		December 31, 2010
	Recorded		Recorded
	Book		Book
	Balance	Fair Value	Balance	Fair Value

Financial assets:
Cash & cash equivalents	$32,598	$32,598	$76,793	$76,793
Investments:
Debt	$174,402	$174,402	$130,234	$130,234
Warrants	$5,091	$5,091	$6,225	$6,225
Equity	$693	$693	$351	$351
Interest receivable	$2,477	$2,477	$1,938	$1,938
Financial liabilities:
Borrowings	$81,885	$81,885	$87,425	$87,425
Interest rate swap liability	$13	$13	$258	$258

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new loans and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 6.	Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that the asset coverage, as defined in the 1940 Act, is at least 200% after such borrowings. As of September 30, 2011, the asset coverage for borrowed amounts was 257%.

The Company entered into a revolving credit facility (the “WestLB Facility”) with WestLB, AG, New York Branch (“WestLB”) effective March 4, 2008. The WestLB Facility had a three year initial revolving term and on March 3, 2011, the revolving term ended. The outstanding principal balance of the WestLB Facility is amortizing based on loan investment payments received through March 3, 2015. The interest rate is based upon the one-month LIBOR (0.24% as of September 30, 2011 and 0.26% as of December 31, 2010) plus a spread of 2.50%. The rates at September 30, 2011 and December 31, 2010 were 2.74% and 2.76%, respectively, and the average rates for the nine months ended September 30, 2011 and 2010 were 2.78%, and 2.79%, respectively.

The WestLB Facility is collateralized by all loans and warrants held by Credit I and permits an advance rate of up to 75% of eligible loans held by Credit I. The WestLB Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the WestLB Facility to

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

certain criteria for qualified loans, and includes portfolio company concentration limits as defined in the related loan agreement. The average amounts of borrowings were approximately $78,100 and $78,200 for the nine months ended September 30, 2011 and 2010, respectively. At September 30, 2011 and December 31, 2010, the Company had borrowings outstanding of $66,049 and $87,425, respectively, on the WestLB Facility.

The Company entered into a revolving credit facility (the “Wells Facility”) with Wells Fargo Capital Finance, LLC (“Wells”) effective July 14, 2011. The Wells Facility has an accordion feature which allows for an increase in the total loan commitment to $150 million from the current $75 million commitment provided by Wells. The Wells Facility has a three year revolving term followed by a three year amortization period and matures on July 14, 2017. The interest rate is based upon the one-month LIBOR plus a spread of 4.00%, with a LIBOR floor of 1.00%. The rate at September 30, 2011 was 5.0%, and the average rate for the three months ended September 30, 2011 was 5.0%.

The Wells Facility is collateralized by all loans and warrants held by Credit II and permits an advance rate of up to 50% of eligible loans held by Credit II. The Wells Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Wells Facility to certain criteria for qualified loans and includes portfolio company concentration limits as defined in the related loan agreement. The average amount of borrowings was approximately $15,100 for the three months ended September 30, 2011. At September 30, 2011, the Company had borrowings outstanding of $15,836 on the Wells Facility.

Note 7.	Financial Instruments with Off-Balance-Sheet Risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated balance sheet. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was approximately $18,667 and $26,500 as of September 30, 2011 and December 31, 2010, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit. Commitments may also include a financial or non-financial milestone that has to be achieved before the commitment can be drawn. Commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Note 8.	Concentrations of Credit Risk

The Company’s loan portfolio consists primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The largest loans may vary from year to year as new loans are recorded and repaid. The aggregate outstanding principal balance of the Company’s five largest loans represented approximately 27% and 31% of the aggregate outstanding principal balance of all loans outstanding as of September 30, 2011 and December 31, 2010, respectively. No single loan represents more than 10% of the total loans as of September 30, 2011 and December 31, 2010. Loan income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

Interest income from the five largest loans accounted for approximately 25% and 19% of total loan interest and fee income for the nine months ended September 30, 2011 and 2010, respectively.

Note 9:	Interest Rate Swaps and Hedging Activities

On October 14, 2008, the Company entered into two interest rate swap agreements (collectively, the “Swap”) with WestLB, fixing the rate of $10 million at 3.58% and $15 million at 3.20% on the first advances of a like amount of variable rate WestLB Facility borrowings. The $15 million interest rate swap expired in October 2010 and the $10 million interest rate swap will expire in October 2011. The objective of the Swap was to hedge the risk of changes in cash flows associated with the future interest payments on the first $25 million of the variable rate WestLB Facility debt with a combined notional amount of $25 million.

During the nine months ended September 30, 2011, approximately $245 of net unrealized appreciation from the Swap was recorded in the statement of operations, and approximately $255 of net realized losses from the Swap was recorded in the consolidated statement of operations.

Prior to the Company’s election to become a BDC, the Swap was designated as a hedging instrument and the Company applied cash flow hedge accounting. The Swap was recorded in the consolidated statement of assets and liabilities at fair value, and any related increases or decreases in the fair value were recognized within accumulated other comprehensive income.

Prior to the Company’s election to become a BDC, the Company assessed the effectiveness of the Swap on a quarterly basis. The Company had considered the impact of the then current credit crisis in the United States in assessing the risk of counterparty default. As most of the critical terms of the hedging instruments and hedged items matched, the hedging relationship was considered to be highly effective. No ineffectiveness on the Swap was recognized during the nine months ended September 30, 2010.

Note 10:	Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declaration and distribution activity during the nine months ended September 30, 2011.

Date	Record	Payment	Amount	Cash	DRIP Shares	DRIP Share
Declared	Date	Date	Per Share	Distribution	Issued	Value

5/10/11	5/19/11	5/26/11	$0.33	$2,190	20,104	$316
8/9/11	8/23/11	8/30/11	$0.40	$2,836	13,193	$209

On November 8, 2011, the Company declared a third quarter dividend of $0.45 per share, payable on November 30, 2011 to stockholders of record on November 23, 2011.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) — (Continued)
(In thousands, except shares and per share data)

Note 11:	Financial Highlights

The financial highlights for the Company are as follows:(1)

	Three Months Ended		Nine Months Ended
	September 30, 2011		September 30, 2011

Per share data:
Net asset value at beginning of period	$17.40		$16.75
Dividends declared and paid	(0.40)		(0.73)
Net investment income	0.39		0.95
Realized gain on investments	0.00		0.73
Net change in unrealized depreciation on investments	(0.03)		(0.34)

Net asset value at end of period	$17.36		$17.36

Per share market value, end of period	$14.66		$14.66
Total return based on average net asset value	8.3%		10.5%
Shares outstanding at end of period	7,626,718		7,626,718
Ratios to average net assets:
Expenses without incentive fees	8.7	%(2)	8.2	%(2)
Incentive fees	1.7	%(2)	2.8	%(2)
Total expenses	10.4	%(2)	11.1	%(2)
Net investment income without incentive fees	10.7	%(2)	10.2	%(2)
Average net asset value	$132,417		$129,786

(1)	Periods prior to becoming a public company are not presented in the financial highlights because the Company did not record assets at fair value, therefore the information would not be meaningful.
(2)	Annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Horizon Technology Finance Corporation

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Horizon Technology Finance Corporation and Subsidiary (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in net assets, and cash flows for the period from October 29, 2010 to December 31, 2010, the period from January 1, 2010 to October 28, 2010, the year ended December 31, 2009, and the period from March 4, 2008 (inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Horizon Technology Finance Corporation and Subsidiary as of December 31, 2010 and 2009, and the results of their operations and their cash flows for the period from October 29, 2010 to December 31, 2010, the period from January 1, 2010 to October 28, 2010, the year ended December 31, 2009, and for the period from March 4, 2008 (inception) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/  McGladrey & Pullen, LLP

New Haven, Connecticut
March 16, 2011

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities
(In thousands, except share data)

	December 31,
	2010	2009

ASSETS
Non-affiliate investments at fair value at December 31, 2010 (cost of $133,494), at cost net of allowance for loan losses of $1,924 at December 31, 2009 (Note 4)	$136,810	$111,954
Cash and cash equivalents	76,793	9,892
Interest receivable	1,938	1,452
Debt issuance costs (net of accumulated amortization of:
December 31, 2010 $3,292 and December 31, 2009 $2,130)	194	1,355
Other assets	470	215

Total assets	$216,205	$124,868

LIABILITIES
Borrowings (Note 6)	$87,425	$64,166
Base management fee payable (Note 3)	360	182
Incentive fee payable (Note 3)	414	—
Interest rate swap liability (Note 10)	258	768
Other accrued expenses	553	259

Total liabilities	89,010	65,375

Net assets/members’ capital
Members’ capital	$—	$60,261
Accumulated other comprehensive loss — Unrealized loss on interest rate swaps	—	(768)
Common Stock, par value $0.001 per share, 100,000,000 shares authorized, 7,593,422 shares outstanding as of December 31, 2010	8	—
Paid-in capital in excess of par	123,836	—
Distributions in excess of net investment income	(143)	—
Net unrealized appreciation on investments	3,043	—
Net realized gains on investments	451	—

Total net assets/members’ capital	127,195	59,493

Total liabilities and net assets/members’ capital	$216,205	$124,868

Net asset value per common share	$16.75	N/A

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share data)

	Post-IPO as a
	Business
	Development	Pre-IPO Prior to becoming a
	Company	Business Development Company
				March 4, 2008
		January 1,		(Inception)
	October 29, 2010	2010 to	Year Ended	through
	to December 31,	October 28,	December 31,	December 31,
	2010	2010	2009	2008

Investment income
Interest income on non-affiliate investments	$2,993	$14,373	$14,987	$6,530
Interest income on cash and cash equivalents	10	60	67	359
Fee income on non-affiliate investments	248	523	272	132

Total investment income	3,251	14,956	15,326	7,021

Expenses
Interest expense	508	3,622	4,246	2,748
Base management fee (Note 3)	668	2,019	2,202	1,073
Performance based incentive fee (Note 3)	414	—	—	—
Administrative fee (Note 3)	88	—	—	—
Professional fees	92	112	131	60
General and administrative	122	178	190	150

Total expenses	1,892	5,931	6,769	4,031

Net investment income	1,359	9,025	8,557	2,990

Credit (provision) for loan losses	—	739	(274)	(1,650)

Net realized and unrealized gain (loss) on investments
Net realized gain on investments	611	69	138	22
Net unrealized appreciation (depreciation) on investments	1,449	1,481	892	(73)

Net realized and unrealized gain (loss) on investments	2,060	1,550	1,030	(51)

Net increase in net assets resulting from operations	$3,419	$11,314	$9,313	$1,289

Net investment income per common share	$0.18

Change in net assets per common share	$0.45

Weighted average shares outstanding	7,555,722

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)

						Distributions	Net
		Accumulated				in Excess of	Unrealized	Net
		Other			Paid-In	Net	Appreciation	Realized
	Members’	Comprehensive	Common Stock		Capital in	Investment	on	Gains on	Total
	Capital	Loss	Shares	Amount	Excess of Par	Income	Investments	Investments	Net Assets

March 4, 2008	$—	$—	—	$—	$—	$—	$—	$—	$—
Comprehensive income:
Net income	1,289	—	—	—	—	—	—	—	1,289
Unrealized loss on interest rate swaps	—	(1,163)	—	—	—	—	—	—	(1,163)

Total comprehensive income	—	—	—	—	—	—	—	—	126

Capital contribution, net of costs	49,659	—	—	—	—	—	—	—	49,659

Balance at December 31, 2008	50,948	(1,163)	—	—	—	—	—	—	49,785

Comprehensive income:
Net income	9,313	—	—	—	—	—	—	—	9,313
Unrealized gain on interest rate swaps		395	—	—	—	—	—	—	395

Total comprehensive income	—	—	—	—	—	—	—	—	9,708

Balance at December 31, 2009	60,261	(768)	—	—	—	—	—	—	59,493

Comprehensive income:
Net income	11,314	—	—	—	—	—	—	—	11,314
Unrealized gain on interest rate swaps	—	409	—	—	—	—	—	—	409

Total comprehensive income	—	—	—	—	—	—	—	—	11,723

Cash distribution	(18,000)	—	—	—	—	—	—	—	(18,000)

Balance at October 28, 2010	53,575	(359)	—	—	—	—	—	—	53,216

Election to business development company(1)	(53,575)	359	2,645,124	3	52,456	—	1,594		837
Issuance of common stock, net of offering costs(2)	—	—	4,910,000	5	70,815	—	—	—	70,820
Net increase in net assets from operations	—	—	—	—	—	1,359	1,449	611	3,419
Issuance of common stock as stock dividend(3)	—	—	38,298	—	565	—	—	—	565
Dividends declared	—	—	—	—	—	(1,502)	—	(160)	(1,662)

Balance at December 31, 2010	$—	$—	7,593,422	$8	$123,836	$(143)	$3,043	$451	$127,195

(1)	Reclassification from members’ capital to net assets and net unrealized appreciation on investments upon election. Immediately prior to the initial public offering (“IPO”), the members of Compass Horizon Funding Company LLC (“CHF”) exchanged their membership interests for 2,645,124 shares of common stock of the Company and CHF became a wholly owned subsidiary of the Company. Concurrent with the IPO Compass Horizon Partners, LP, one of CHF’s owners, sold 1,340,000 shares.

(2)	On October 28, 2010, the Company priced its IPO, offering 6,250,000 shares of its common stock at a public offering price of $16.00 per share. Of the 6,250,000 shares offered, 4,910,000 shares were sold by the Company and 1,340,000 shares were sold by Compass Horizon Partners, LP, one of CHF’s owners. Total offering costs were $7,740.

(3)	The Company declared a fourth quarter dividend of $0.22 per share, payable on December 31, 2010 to stockholders of record on December 28, 2010. The Company’s dividend reinvestment plan provides for reinvestment of dividends, unless a stockholder elects to receive cash. Dividends were reinvested at $14.75 per share resulting in 38,298 additional shares.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Statements of Cash Flows
(In thousands)

	Post-IPO as a
	Business
	Development	Pre-IPO Prior to becoming a
	Company	Business Development Company
				March 4,
				2008
	October 29,	January 1,		(Inception)
	2010 to	2010 to	Year Ended	through
	December 31,	October 28,	December 31,	December 31,
	2010	2010	2009	2008

Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,419	$11,314	$9,313	$1,289
Adjustments to reconcile net increase in net assets resulting from operations:
(Credit) provision for loan losses	—	(739)	274	1,650
Amortization of debt issuance costs	200	962	1,123	953
Net realized gain on investments	(611)	(69)	(138)	(22)
Net unrealized (appreciation) depreciation on investments	(1,449)	(1,481)	(892)	73
Purchase of investments	(19,316)	(65,357)	(49,936)	(112,178)
Principal payments received on investments	14,273	50,325	31,190	18,154
Proceeds from sale of investments	874	135	142	32
Changes in assets and liabilities:
Decrease (increase) in interest receivable	675	(1,162)	(949)	(503)
(Decrease) increase in unearned loan income	(63)	(500)	(618)	117
(Increase) decrease in other assets	(151)	(246)	19	(35)
Increase (decrease) in other accrued expenses	220	74	(175)	435
Increase in base management fee payable	157	21	22	159
Increase in incentive fee payable	414	—	—	—

Net cash used in operating activities	(1,358)	(6,723)	(10,625)	(89,876)

Cash flows from financing activities:
Proceeds from shares sold, net of offering costs	70,820	—	—	—
Capital contributions, net of offering costs	—	—	—	49,659
Dividends and distributions paid	(1,097)	(18,000)	—	—
Net (decrease) increase in revolving borrowings	(3,748)	27,007	493	63,673
Debt issuance costs	—	—	—	(3,432)

Net cash provided by financing activities	65,975	9,007	493	109,900

Net increase (decrease) in cash and cash equivalents	64,617	2,284	(10,132)	20,024
Cash and cash equivalents:
Beginning of period	12,176	9,892	20,024	—

End of period	$76,793	$12,176	$9,892	$20,024

Cash paid for interest	$393	$2,655	$3,096	$1,535

Supplemental non-cash investing and financing activities:
Warrant investments received & recorded as unearned loan income	$304	$1,212	$876	$776

Stock received in settlement of investments	$209	$—	$198	$—

(Decrease) increase in interest rate swap liability	$—	$(409)	$(395)	$1,163

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010
(In thousands)

		Type of	Interest		Cost of
Portfolio Company	Sector	Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Debt Investments(1)
Debt Investments — Life Science — 39.3%
ACT Biotech, Inc.	Biotechnology	Term Loan	12.10%	6/1/2013	$958	$958
		Term Loan	12.01%	6/1/2013	957	957
		Term Loan	12.01%	6/1/2013	1,478	1,478
Ambit Biosciences, Inc.	Biotechnology	Term Loan	12.25%	10/1/2013	5,898	5,898
Concentric Medical, Inc.	Medical Device	Term Loan	12.04%	9/1/2013	6,887	6,887
GenturaDX, Inc.	Biotechnology	Term Loan	11.25%	4/1/2014	1,917	1,917
Novalar Pharmaceuticals, Inc.	Biotechnology	Term Loan	12.00%	6/1/2012	3,146	3,146
OraMetrix, Inc.	Medical Device	Term Loan	11.50%	4/1/2014	4,887	4,887
Pharmasset, Inc.(4)	Biotechnology	Term Loan	12.00%	8/1/2011	868	868
		Term Loan	12.00%	1/1/2012	1,448	1,448
		Term Loan	12.50%	10/1/2012	2,422	2,422
PixelOptics, Inc.	Medical Device	Term Loan	13.00%	1/1/2013	4,221	4,221
Revance Therapeutics, Inc.	Biotechnology	Term Loan	10.50%	12/1/2011	1,445	1,445
		Term Loan	10.50%	3/1/2013	3,478	3,478
Tengion, Inc.(4)	Medical Device	Term Loan	12.26%	9/1/2011	2,740	2,740
Tranzyme, Inc.	Biotechnology	Term Loan	10.75%	1/1/2014	4,966	4,966
ViOptix, Inc.	Medical Device	Term Loan	13.55%	11/1/2011	885	837
Xcovery Holding Company, LLC	Biotechnology	Term Loan	12.00%	10/1/2013	1,490	1,490

Total Debt Investments — Life Science					50,091	50,043

Debt Investments — Technology — 24.4%
Clarabridge, Inc.	Software	Term Loan	12.50%	1/1/2013	1,166	1,166
		Term Loan	12.50%	6/1/2013	688	688
		Term Loan	12.50%	5/1/2014	743	743
Courion Corporation	Software	Term Loan	11.45%	12/1/2011	1,083	1,083
Hatteras Networks, Inc.	Communications	Term Loan	12.40%	2/1/2011	1,042	1,042
IntelePeer, Inc.	Networking	Term Loan	12.43%	4/1/2012	515	515
		Term Loan	12.33%	6/1/2012	598	598
		Term Loan	12.33%	10/1/2012	1,171	1,171
Netuitive, Inc.	Software	Term Loan	12.90%	4/1/2011	152	152
OpenPeak, Inc.	Communications	Term Loan	11.86%	12/1/2013	6,549	6,549
Starcite, Inc.	Consumer-related technologies	Term Loan	12.05%	9/1/2012	2,679	2,679
StreamBase Systems, Inc.	Software	Term Loan	12.51%	11/1/2013	3,934	3,934
		Term Loan	12.50%	6/1/2014	977	977
Tagged, Inc.	Consumer-related technologies	Term Loan	12.78%	5/1/2012	1,284	1,284
		Term Loan	11.46%	8/1/2012	498	498
Vette Corp.	Data Storage	Term Loan	11.75%	7/1/2014	4,916	4,916
XIOtech, Inc.	Data Storage	Term Loan	14.00%	5/1/2012	2,997	2,997

Total Debt Investments — Technology					30,992	30,992

Debt Investments — Cleantech — 14.9%
Cereplast, Inc.(4)	Waste Removal	Term Loan	12.00%	4/1/2014	2,363	2,363
Enphase Energy, Inc.	Energy Efficiency	Term Loan	12.60%	10/1/2013	6,869	6,869
Satcon Technology Corporation(4)	Energy Efficiency	Term Loan	12.58%	1/1/2014	9,701	9,701

Total Debt Investments — Cleantech					18,933	18,933

Debt Investments — Healthcare information and services — 23.8%
BioScale, Inc.	Diagnostics	Term Loan	12.00%	8/1/2012	2,454	2,454
		Term Loan	11.51%	1/1/2014	4,908	4,908
Precision Therapeutics, Inc.	Diagnostics	Term Loan	13.00%	3/1/2012	3,255	3,255

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010 — (Continued)
(In thousands)

		Type of	Interest		Cost of
Portfolio Company	Sector	Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Radisphere National Radiology Group, Inc.	Diagnostics	Term Loan	12.75%	1/1/2014	9,855	9,855
Singulex, Inc.	Other Healthcare	Term Loan	11.00%	3/1/2014	2,949	2,949
		Term Loan	11.00%	3/1/2014	1,964	1,964
Talyst, Inc.	Other Healthcare	Term Loan	12.10%	12/1/2013	2,443	2,443
		Term Loan	12.05%	12/1/2013	2,438	2,438

Total Debt Investment — Healthcare information and services					30,266	30,266

Total Debt Investments					130,282	130,234

Warrant Investments(1)
Warrants — Life Science — 2.1%
ACT Biotech, Inc.	Biotechnology	Preferred Stock Warrants	—	—	23	23
Advanced BioHealing, Inc.	Biotechnology	Preferred Stock Warrants	—	—	9	1,209
Ambit Biosciences, Inc.	Biotechnology	Preferred Stock Warrants	—	—	143	147
Anesiva, Inc.(4)	Biotechnology	Common Stock Warrants	—	—	18	—
Calypso Medical Technologies, Inc.	Medical Device	Preferred Stock Warrants	—	—	17	76
Concentric Medical, Inc.	Medical Device	Preferred Stock Warrants	—	—	85	89
EnteroMedics, Inc.(4)	Medical Device	Common Stock Warrants	—	—	347	18
GenturaDX, Inc.	Biotechnology	Preferred Stock Warrants	—	—	63	63
Novalar Pharmaceuticals, Inc.	Biotechnology	Preferred Stock Warrants	—	—	69	—
OraMetrix, Inc.	Medical Device	Preferred Stock Warrants	—	—	78	83
Pharmasset, Inc.(4)	Biotechnology	Common Stock Warrants	—	—	126	789
PixelOptics, Inc.	Medical Device	Preferred Stock Warrants	—	—	61	61
Revance Therapeutics, Inc.	Biotechnology	Preferred Stock Warrants	—	—	224	121
Tengion, Inc.(4)	Medical Device	Common Stock Warrants	—	—	15	—
Tranzyme, Inc.	Biotechnology	Preferred Stock Warrants	—	—	1	1
ViOptix, Inc.	Medical Device	Preferred Stock Warrants	—	—	13	—

Total Warrants — Life Science					1,292	2,680

Warrants — Technology — 1.2%
Cartera Commerce, Inc.	Internet and media	Preferred Stock Warrants	—	—	16	38
Clarabridge, Inc.	Software	Preferred Stock Warrants	—	—	28	25
Courion Corporation	Software	Preferred Stock Warrants	—	—	7	17
DriveCam, Inc.	Software	Preferred Stock Warrants	—	—	20	8
Everyday Health, Inc.	Consumer related technologies	Preferred Stock Warrants	—	—	69	137
Grab Networks, Inc.	Networking	Preferred Stock Warrants	—	—	74	—
Hatteras Networks, Inc.	Communications	Preferred Stock Warrants	—	—	—	35
Impinj, Inc.	Semi-conductor	Preferred Stock Warrants	—	—	7	—
IntelePeer, Inc.	Networking	Preferred Stock Warrants	—	—	39	544
Motion Computing, Inc.	Networking	Preferred Stock Warrants	—	—	7	292
Netuitive, Inc.	Software	Preferred Stock Warrants	—	—	27	22
OpenPeak, Inc.	Communications	Preferred Stock Warrants	—	—	89	92
Plateau Systems, Ltd.	Software	Preferred Stock Warrants	—	—	7	35
SnagAJob.com, Inc.	Consumer-related technologies	Preferred Stock Warrants	—	—	23	39
Starcite, Inc.	Consumer-related technologies	Preferred Stock Warrants	—	—	24	28
StreamBase Systems, Inc.	Technology-Software	Preferred Stock Warrants	—	—	67	69
Tagged, Inc.	Consumer-related technologies	Preferred Stock Warrants	—	—	17	27
Vette Corp.	Data Storage	Preferred Stock Warrants	—	—	75	49
XIOtech, Inc.	Data Storage	Preferred Stock Warrants	—	—	22	81

Total Warrants — Technology					618	1,538

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2010 — (Continued)
(In thousands)

		Type of	Interest		Cost of
Portfolio Company	Sector	Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Warrants — Cleantech — 1.0%
Cereplast, Inc.(4)	Waste Removal	Common Stock Warrants	—	—	112	112
Enphase Energy, Inc.	Energy Efficiency	Preferred Stock Warrants	—	—	122	122
Satcon Technology Corporation(4)	Energy Efficiency	Common Stock Warrants	—	—	286	1,057

Total Warrants — Cleantech					520	1,291

Warrants — Healthcare information and services — 0.6%
BioScale, Inc.	Diagnostics	Preferred Stock Warrants	—	—	55	49
Precision Therapeutics, Inc.	Diagnostics	Preferred Stock Warrants	—	—	52	139
Radisphere National Radiology Group, Inc.	Diagnostics	Preferred Stock Warrants	—	—	167	384
Singulex, Inc.	Other Healthcare	Preferred Stock Warrants	—	—	39	39
Talyst, Inc.	Other Healthcare	Preferred Stock Warrants	—	—	100	105

Total Warrants — Healthcare information and services					413	716

Total Warrants					2,843	6,225

Equity — 0.3%
AFS Technologies, Inc.		Common Stock	—	—	142	142
Insmed Incorporated(4)		Common Stock and Convertible Preferred Stock	—	—	227	209

Total equity					369	351

Total investments assets					$133,494	$136,810

Investment Liabilities
Derivative Agreement
WestLB, AG	Interest rate swap — pay fixed/receive floating, Notional Amount $10 million	3.58%	10/14/2011	—	—	258

Total investment liabilities					$—	$258

(1)	Substantially all debt and warrant investments have been pledged as collateral under the Credit Facility.

(2)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

(3)	All interest is payable in cash due monthly in arrears, unless otherwise indicated and applies only to the Company’s debt investments. Amount is the annual interest rate on the debt investment and does not include any additional fees related to the investment such as commitment fees or prepayment fees. The majority of the debt investments are at fixed rates for the term of the loan. For each debt investment we have provided the current interest rate in effect as of December 31, 2010.

(4)	Portfolio company is a public company.

(5)	For debt investments, represents principal balance.

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2009
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Debt Investments(1)
Debt Investments — Life Science — 29.6%
Ambit Biosciences, Inc.	Biotechnology	Term Loan	12.15%	6/1/2011	$1,272	$1,272
Concentric Medical, Inc.	Medical Device	Revolving Loan	Prime + 3.25%	7/1/2010	3,333	3,333
Novalar Pharmaceuticals, Inc.	Biotechnology	Term Loan	12.00%	6/1/2012	4,770	4,770
Pharmasset, Inc.(4)	Biotechnology	Term Loan	12.00%	8/1/2011	2,201	2,201
		Term Loan	12.00%	1/1/2012	2,704	2,704
		Term Loan	12.50%	10/1/2012	3,284	3,284
PixelOptics, Inc.	Medical Device	Term Loan	13.00%	1/1/2013	4,889	4,889
Revance Therapeutics, Inc.	Biotechnology	Term Loan	10.50%	12/1/2011	2,705	2,705
Tengion, Inc.	Medical Device	Term Loan	12.26%	9/1/2011	5,753	5,753
Transave, Inc.	Biotechnology	Term Loan	11.75%	2/29/2012	2,730	2,730
		Term Loan	11.75%	7/1/2012	1,992	1,992
		Convertible Note	10.00%	6/30/2010	102	102
ViOptix, Inc.	Medical Device	Term Loan	13.55%	11/1/2011	1,727	1,626
Xoft, Inc.	Medical Device	Revolving Loan	Prime + 4.25%	11/15/2010	331	331

Total debt investments — Life Science					37,793	37,692

Debt Investments — Technology — 44.9%
Cartera Commerce, Inc.	Internet and media	Term Loan	11.75%	6/1/2012	2,483	2,483
Clarabridge, Inc.	Software	Term Loan	12.50%	1/1/2013	1,467	1,467
		Term Loan	12.50%	6/1/2013	743	743
Courion Corporation	Software	Term Loan	11.45%	12/1/2011	2,044	2,044
Genesis Networks, Inc.	Networking	Term Loan	11.80%	8/1/2012	3,955	3,555
Grab Networks, Inc.	Networking	Term Loan	13.00%	4/1/2012	3,579	3,579
Hatteras Networks, Inc.	Communications	Term Loan	12.40%	2/1/2011	2,457	2,457
Impinj, Inc.	Semi-conductor	Term Loan	Prime + 4.25%	1/1/2011	866	866
IntelePeer, Inc.	Networking	Term Loan	12.43%	4/1/2012	836	836
		Term Loan	12.33%	6/1/2012	933	933
		Term Loan	12.33%	10/1/2012	1,692	1,692
iSkoot, Inc.	Software	Term Loan	12.75%	5/1/2013	3,917	3,917
Motion Computing, Inc.	Networking	Term Loan	12.25%	4/1/2011	1,431	1,431
		Term Loan	12.25%	1/1/2012	2,136	2,136
Netuitive, Inc.	Software	Term Loan	12.90%	4/1/2011	569	569
NewRiver, Inc.	Software	Term Loan	11.60%	1/1/2012	3,403	3,403
Plateau Systems, Ltd.	Software	Term Loan	12.40%	9/1/2010	744	744
SnagAJob.com, Inc.	Consumer-related technologies	Term Loan	11.50%	6/1/2012	3,477	3,477
Starcite, Inc.	Consumer-related technologies	Term Loan	12.05%	9/1/2012	3,960	3,960
Tagged, Inc.	Consumer-related technologies	Term Loan	12.78%	5/1/2012	2,108	2,108
		Term Loan	11.46%	8/1/2012	746	746
Vette Corp.	Data Storage	Term Loan	11.85%	3/1/2012	4,530	4,530
Waterfront Media, Inc.	Consumer-related technologies	Term Loan	13.00%	5/1/2013	4,890	4,890
XIOtech, Inc.	Data Storage	Term Loan	14.00%	5/1/2012	4,494	4,494

Total debt investment — Technology					57,460	57,060

Healthcare information and services — 12.5%
BioScale, Inc.	Diagnostics	Term Loan	12.00%	8/1/2012	3,774	3,509
F & S Health Care Services, Inc.	Diagnostics	Term Loan	11.80%	12/1/2012	7,457	7,457

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2009 — (Continued)
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Precision Therapeutics, Inc.	Diagnostics	Term Loan	13.00%	3/1/2012	4,936	4,936

Total Debt Investments — Healthcare information and services					16,167	15,902

Total Debt Investments					111,420	110,654

Warrant Investments(1)
Warrants — Life Science — 0.8%
Advanced BioHealing, Inc.	Biotechnology	Preferred Stock Warrants	—	—	9	42
Ambit Biosciences, Inc.	Biotechnology	Preferred Stock Warrants	—	—	18	55
Anesiva, Inc.(4)	Biotechnology	Common Stock Warrants	—	—	18	—
Calypso Medical Technologies, Inc.	Medical Device	Preferred Stock Warrants	—	—	17	75
Concentric Medical, Inc.	Medical Device	Preferred Stock Warrants	—	—	9	11
EnteroMedics, Inc.(4)	Medical Device	Common Stock Warrants	—	—	347	10
Novalar Pharmaceuticals, Inc.	Biotechnology	Preferred Stock Warrants	—	—	69	79
Pharmasset, Inc.(4)	Biotechnology	Common Stock Warrants	—	—	251	437
PixelOptics, Inc.	Medical Device	Preferred Stock Warrants	—	—	61	61
Revance Therapeutics, Inc.	Biotechnology	Preferred Stock Warrants	—	—	156	49
Tengion, Inc.	Medical Device	Preferred Stock Warrants	—	—	15	50
Transave, Inc.	Biotechnology	Preferred Stock Warrants	—	—	12	45
ViOptix, Inc.	Medical Device	Preferred Stock Warrants	—	—	13	21
Xoft, Inc.	Medical Device	Preferred Stock Warrants	—	—	13	51

Total Warrants — Life Science					1,008	986

Warrants — Technology — 1.0%
Arcot Systems, Inc.	Software	Preferred Stock Warrants	—	—	5	57
Cartera Commerce, Inc.	Internet and media	Preferred Stock Warrants	—	—	16	35
Clarabridge, Inc.	Software	Preferred Stock Warrants	—	—	28	31
Courion Corporation	Software	Preferred Stock Warrants	—	—	7	16
DriveCam, Inc.	Software	Preferred Stock Warrants	—	—	20	15
Genesis Networks, Inc.	Networking	Preferred Stock Warrants	—	—	53	—
Grab Networks, Inc.	Networking	Preferred Stock Warrants	—	—	74	84
Hatteras Networks, Inc.	Communications	Preferred Stock Warrants	—	—	—	35
Impinj, Inc.	Semi-conductor	Preferred Stock Warrants	—	—	7	34
IntelePeer, Inc.	Networking	Preferred Stock Warrants	—	—	39	52
iSkoot, Inc.	Software	Preferred Stock Warrants	—	—	59	59
Motion Computing, Inc.	Networking	Preferred Stock Warrants	—	—	9	465
Netuitive, Inc.	Software	Preferred Stock Warrants	—	—	27	43
Plateau Systems, Ltd.	Software	Preferred Stock Warrants	—	—	7	34
SnagAJob.com, Inc.	Consumer-related technologies	Preferred Stock Warrants	—	—	23	38
Starcite, Inc.	Consumer-related technologies	Preferred Stock Warrants	—	—	24	28
Tagged, Inc.	Consumer-related technologies	Preferred Stock Warrants	—	—	17	28
Vette Corp.	Data Storage	Preferred Stock Warrants	—	—	27	69
Waterfront Media, Inc.	Consumer-related technologies	Preferred Stock Warrants	—	—	69	69
XIOtech, Inc.	Data Storage	Preferred Stock Warrants	—	—	22	81

Total Warrants — Technology					533	1,273

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2009 — (Continued)
(In thousands)

			Interest		Cost of
Portfolio Company	Sector	Type of Investment(2)	Rate(3)	Maturity	Investment(5)	Fair Value

Warrants — Healthcare information and services — 0.2%
BioScale, Inc.	Diagnostics	Preferred Stock Warrants	—	—	13	33
F & S Health Care Services, Inc.	Diagnostics	Preferred Stock Warrants	—	—	32	105
Precision Therapeutics, Inc.	Diagnostics	Preferred Stock Warrants	—	—	52	61

Warrants — Healthcare information and services					97	199

Total Warrants					1,638	2,458

Total investment assets(6)					$113,058	$113,112

(1)	Substantially all debt and warrant investments have been pledged as collateral under the Credit Facility.

(2)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

(3)	All interest is payable in cash due monthly in arrears, unless otherwise indicated and applies only to the Company’s debt investments. Amount is the annual interest rate on the debt investment and does not include any additional fees related to the investment such as commitment fees or prepayment fees. The majority of the debt investments are at fixed rates for the term of the loan. For each debt investment we have provided the current interest rate in effect as of December 31, 2009. For variable rate debt investments we have also provided the reference index plus the applicable spread which resets monthly.

(4)	Portfolio company is a public company.

(5)	For debt investments, represents principal balance.

(6)	Total investment assets in 2009 were recorded at book value net of allowance for loan losses as follows:

Book value of debt investments (at cost)	$112,572
Book value of warrants investments (at fair value)	2,458
Unearned income	(1,152)
Allowance for loan losses	(1,924)

Net investments at book value	$111,954

See Notes to Consolidated Financial Statements

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 1.	Organization

Horizon Technology Finance Corporation (the “Company”) was organized as a Delaware corporation on March 16, 2010 and is an externally managed non-diversified closed end investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, for tax purposes, the Company will elect to be treated as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and capital gains the Company distributes to the stockholders. The Company primarily makes secured loans to development-stage companies in the technology, life science, healthcare information and services and cleantech industries.

On October 28, 2010 the Company completed an initial public offering (“IPO”) and its common stock trades on the NASDAQ Global Market under the symbol “HRZN”. The Company was formed to continue and expand the business of Compass Horizon Funding Company LLC (“CHF”), a Delaware limited liability company, which commenced operations in March 2008 and became the Company’s wholly owned subsidiary with the completion of the IPO.

Horizon Credit I LLC (“Credit I”) was formed as a Delaware limited liability company on January 23, 2008, with CHF as the sole equity member. Credit I is a special purpose bankruptcy remote entity and is reported herein as a wholly owned subsidiary of the Company. CHF sells certain portfolio transactions to Credit I (“Purchased Assets”). Credit I is a separate legal entity from CHF and the Purchased Assets have been conveyed to Credit I and are not available for creditors of CHF or any other entity other than its lenders.

The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the loans made and the capital appreciation from the warrants received when making such loans. The Company has entered into an investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC (“HTFM” or the “Advisor”), under which the Advisor will manage the day-to-day operations of, and provide investment advisory services to the Company.

Note 2.	Basis of Presentation and Significant Accounting Policies

Election to become a Business Development Company and Basis of Financial Statement Presentation

The results of operations for 2010 are divided into two periods. The period from January 1, 2010 through October 28, 2010, reflects the Company’s results prior to operating as a BDC under the 1940 Act. The period from October 29, 2010 through December 31, 2010, reflects the Company’s results as a BDC under the 1940 Act. Accounting principles used in the preparation of the consolidated financial statements beginning October 29, 2010 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of loan investments and classification of hedging activity — see corresponding sections below for further discussion.

Cumulative Effect of Business Development Company Election

Effect of recording loans at fair value	$(348)
Elimination of allowance for loan losses	1,185

Total cumulative effect of BDC election	$837

In addition, the balance of the unrealized loss on interest rate swaps included in accumulated other comprehensive loss at October 28, 2010 of $359 was reclassified to Paid-In Capital in Excess of Par and subsequent to October 28, 2010, changes in the fair value of the interest rate swaps are recorded in operations.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Principles of Consolidation

As permitted under Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements.

Use of Estimates

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the balance sheet and income and expenses for the period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the valuation of loans and warrants.

Fair Value

The Company applies fair value to substantially all of its investments in accordance with relevant GAAP, which establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Company has categorized its investments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosure — Improving Disclosures about Fair Value Measurements, which amends the existing guidance related to fair value measurements and disclosures. The amendments require the following new fair value disclosures:

•	Separate disclosure of the significant transfers in and out of Level 1 and Level 2 fair value measurements, and a description of the reasons for the transfers.

•	In the roll forward of activity for Level 3 fair value measurements (significant unobservable inputs), purchases, sales, issuances, and settlements should be presented separately (on a gross basis rather than as one net number).

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

In addition, the amendments clarify existing disclosure requirements, as follows:

•	Fair value measurements and disclosures should be presented for each class of assets and liabilities within a line item in the balance sheet.

•	Reporting entities should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3.

The new disclosures and clarifications of existing disclosures were effective for the Company’s interim and annual reporting periods beginning after December 15, 2009, except for the disclosures included in the roll forward of activity for Level 3 fair value measurements, for which the effective date is for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

See Note 5 for additional information regarding fair value.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and invests in portfolio companies in various technology, life science, healthcare information and services and cleantech industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the consolidated balance sheets and the consolidated statements of cash flows include bank checking accounts and money market funds with an original maturity of less than 90 days.

Investments

Investments are recorded at fair value. The Company’s board of directors (“Board”) determines the fair value of its portfolio investments. Prior to the Company’s election to become a BDC, loan investments were stated at current unpaid principal balances adjusted for the allowance for loan losses, unearned income and any unamortized deferred fees or costs.

The Company has the intent to hold its loans for the foreseeable future or until maturity or payoff.

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid. No loans were on non-accrual status as of December 31, 2010 and 2009.

The Company receives a variety of fees from borrowers in the ordinary course of conducting its business, including advisory fees, commitment fees, amendment fees, non-utilization fees and prepayment fees (collectively, the “Fees”). In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. Loan origination fees, net of certain direct origination costs, are deferred, and along with unearned income, are amortized as a level yield adjustment over the respective term of the loan. Fees for counterparty loan commitments with multiple loans are allocated to each loan based upon each loan’s relative fair value. When a loan is placed on non-accrual status, the amortization of the related fees and unearned income is discontinued until the loan is returned to accrual status.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Certain loan agreements also require the borrower to make an end-of-term payment that is accrued into income over the life of the loan to the extent such amounts are expected to be collected. The Company will generally cease accruing the income if there is insufficient value to support the accrual or the Company does not expect the borrower to be able to pay all principal and interest due.

In connection with substantially all lending arrangements, the Company receives warrants to purchase shares of stock from the borrower. The warrants are recorded as assets at estimated fair value on the grant date using the Black-Scholes valuation model. The warrants are considered loan fees and are also recorded as unearned loan income on the grant date. The unearned income is recognized as interest income over the contractual life of the related loan in accordance with the Company’s income recognition policy. Subsequent to loan origination, the warrants are also measured at fair value using the Black-Scholes valuation model. Any adjustment to fair value is recorded through earnings as net unrealized gain or loss on investments. Gains from the disposition of the warrants or stock acquired from the exercise of warrants are recognized as realized gains on investments.

See Note 5 for additional information regarding fair value.

Allowance for Loan Losses

Prior to the Company’s election to become a BDC, the allowance for loan losses represented management’s estimate of probable loan losses inherent in the loan portfolio as of the balance sheet date. The estimation of the allowance was based on a variety of factors, including past loan loss experience, the current credit profile of the Company’s borrowers, adverse situations that had occurred that may affect individual borrowers’ ability to repay, the estimated value of underlying collateral and general economic conditions. The loan portfolio is comprised of large balance loans that are evaluated individually for impairment and are risk-rated based upon a borrower’s individual situation, current economic conditions, collateral and industry-specific information that management believes is relevant in determining the potential occurrence of a loss event and in measuring impairment. The allowance for loan losses was sensitive to the risk rating assigned to each of the loans and to corresponding qualitative loss factors that the Company used to estimate the allowance. Those factors were applied to the outstanding loan balances in estimating the allowance for loan losses. If necessary, based on performance factors related to specific loans, specific allowances for loan losses were established for individual impaired loans. Increases or decreases to the allowance for loan losses were charged or credited to current period earnings through the provision (credit) for loan losses. Amounts determined to be uncollectible were charged against the allowance for loan losses, while amounts recovered on previously charged-off loans increased the allowance for loan losses.

A loan was considered impaired when, based on current information and events, it was probable that the Company was unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment included payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experienced insignificant payment delays and payment shortfalls generally were not classified as impaired. Management determined the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment was measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price or the fair value of the collateral, if the loan was collateral dependent.

Impaired loans also included loans modified in troubled debt restructurings where concessions had been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection. There were no impaired loans or troubled debt restructured loans at December 31, 2009.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing from its lender and are recognized as assets and are amortized as interest expense over the term of the related Credit Facility. The unamortized balance of debt issuance costs as of December 31, 2010 and 2009 was $194 and $1,355, respectively. The amortization expense for the period from October 29, 2010 to December 31, 2010, the period from January 1, 2010 to October 28, 2010 and the years ended December 31, 2009 and 2008 relating to debt issuance costs was $200, $962, $1,123 and $953, respectively.

Income Taxes

The Company intends to elect to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the period from October 29, 2010 to December 31, 2010 no amount was recorded for U.S. federal excise tax.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain tax positions at December 31, 2010 and 2009. The 2008 and 2009 tax years remain subject to examination by U.S. federal and state tax authorities.

Prior to the Company’s election to become a BDC, the Company was a limited liability company treated as a partnership for U.S. federal income tax purposes and, as a result, all items of income and expense were passed through to, and are generally reportable on, the tax returns of the respective members of the limited liability company. Therefore, no federal or state income tax provision has been recorded for the period from January 1, 2010 to October 28, 2010 and the years ended December 31, 2009 and 2008.

Dividends

Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of cash distributions and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. The Company may use newly issued shares to implement the plan (especially if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Interest Rate Swaps and Hedging Activities

The Company entered into interest rate swap agreements to manage interest rate risk. The Company does not hold or issue interest rate swap agreements or other derivative financial instruments for speculative purposes.

Subsequent to the Company’s election to become a BDC, the interest rate swaps are recorded at fair value with changes in fair value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The Company records the accrual of periodic interest settlements of interest rate swap agreements in net unrealized appreciation or depreciation of investments and subsequently records the amount as a net realized gain or loss on investments on the interest settlement date. Cash payments received or paid for the termination of an interest rate swap agreement would be recorded as a realized gain or loss upon termination in the consolidated statements of operations.

Prior to the Company’s election to become a BDC, the Company recognized its interest rate swap derivatives on the balance sheet as either an asset or liability measured at fair value. Changes in the derivatives’ fair value were recognized in income unless specific hedge accounting criteria were met. Special accounting for qualifying hedges allows a derivative’s gains and losses to offset related results on the hedged item in the statement of operations and required the Company to formally document, designate and assess effectiveness of transactions that receive hedge accounting. Derivatives that are not hedges are adjusted to fair value through earnings. If the derivative qualifies as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of hedged assets, liabilities or firm commitments through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value, if any, would have been recognized as interest expense.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the transferor does not maintain effective control over the transferred assets through either (a) an agreement that both entitles and obligates the transferor to repurchase or redeem the assets before maturity or (b) the ability to unilaterally cause the holder to return specific assets, other than through a cleanup call.

In June 2009, the Financial Accounting Standards Board (the “FASB”) issued guidance which modified certain guidance relating to transfers and servicing of financial assets. This guidance eliminates the concept of qualifying special purpose entities, provides guidance as to when a portion of a transferred financial asset can be evaluated for sale accounting, provides additional guidance with regard to accounting for transfers of financial assets and requires additional disclosures. This guidance was effective for the Company as of January 1, 2010, with adoption applied prospectively for transfers that occurred on and after the effective date. The adoption of this guidance did not have an impact on the Company’s financial statements.

Note 3.	Related Party Transactions

Investment Management Agreement

On October 28, 2010 the Company entered into the Investment Management Agreement with the Advisor, under which the Advisor manages the day-to-day operations of, and provides investment advisory services, to the Company. Under the terms of the Investment Management Agreement, the Advisor determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes; identifies, evaluates and negotiates the structure of the investments the

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Company makes (including performing due diligence on the Company’s prospective portfolio companies) and closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

The Advisor’s services under the Investment Management Agreement are not exclusive to the Company, and the Advisor is free to furnish similar services to other entities so long as its services to the Company are not impaired. The Advisor is a registered investment advisor with the SEC. The Advisor receives fees for providing services, consisting of two components, a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of the Company’s gross assets, payable monthly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage.

The incentive fee has two parts, as follows:

The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. The incentive fee with respect to the pre-incentive fee net income is 20.00% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.00% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the net investment income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, the Advisor will receive 20.00% of the pre-incentive fee net investment income as if a hurdle rate did not apply.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The base management fee expense was $668 for the period from October 29, 2010 through December 31, 2010 and the accrued management fee was $360 as of December 31, 2010.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2010, and equals 20.00% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee; provided that the incentive fee determined as of December 31, 2010 is calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2010. The incentive fee expense was $414 for the period from October 29, 2010 through December 31, 2010 and the incentive fee payable was $414 as of December 31, 2010.

Prior to the Company’s election to become a BDC, the Advisor served as the Advisor for CHF under a Management and Services Agreement which provided for management fees to be paid monthly at a rate of 2.00% per annum of the gross investment assets of CHF. Total management fee expense was $2,019 for the period from January 1, 2010 to October 28, 2010, and $2,202 and $1,073 for the years ended December 31, 2009 and 2008, respectively.

Administration Agreement

The Company entered into an administration agreement with the Advisor to provide administrative services to the Company. For providing these services, facilities and personnel, the Company will reimburse the Advisor for the Company’s allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief compliance officer and chief financial officer and their respective staffs. During the period from October 29, 2010 to December 31, 2010, $88 was charged to operations under this agreement.

From time to time, the Advisor may pay amounts owed by the Company to third-party providers of goods or services. The Company will subsequently reimburse the Advisor for such amounts paid on the Company’s behalf.

Note 4.	Investments

Investments, all of which are with portfolio companies in the United States, consisted of the following:

	December 31, 2010		December 31, 2009
	Cost	Fair Value	Book Value	Fair Value

Debt	$130,282	$130,234	$109,496	$110,654
Warrants	2,843	6,225	2,458	2,458
Equity	369	351	—	—

Total	$133,494	$136,810	$111,954	$113,112

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

The following table shows the Company’s investments by industry sector. The book value as of December 31, 2009 excludes the effect of the allowance for loan loss of $1,924.

	December 31, 2010		December 31, 2009
	Cost	Fair Value	Book Value	Fair Value

Life Science
Biotechnology	$31,138	$31,614	$22,426	$22,426
Medical Device	20,472	21,317	16,355	16,255
Technology
Consumer-related Technologies	4,592	4,692	15,342	15,342
Networking	2,405	3,120	15,162	14,762
Software	9,042	9,062	13,143	13,143
Data Storage	8,010	8,042	9,174	9,174
Internet and Media	16	38	2,518	2,518
Communications	7,681	7,719	2,492	2,492
Semiconductors	7	—	900	900
Healthcare Information and Services
Diagnostics	20,745	21,044	16,366	16,100
Other healthcare related services	9,934	9,938	—	—
Cleantech
Energy efficiency	16,977	17,749	—	—
Waste recycling	2, 475	2,475	—	—

Total	$133,494	$136,810	$113,878	$113,112

Note 5.	Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. However, in certain instances, there are no quoted market prices for certain assets or liabilities. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the asset or liability.

Fair value measurements focus on exit prices in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.

The Company’s fair value measurements are classified into a fair value hierarchy based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three categories within the hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets and liabilities.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, and model-based valuation techniques for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Cash and cash equivalents and interest receivable:  The carrying amount is a reasonable estimate of fair value. These financial instruments are not recorded at fair value on a recurring basis.

Loans:  For variable rate loans which re-price frequently and have no significant change in credit risk, carrying values are a reasonable estimate of fair values, adjusted for credit losses inherent in the portfolio. The fair value of fixed rate loans is estimated by discounting the future cash flows using the year end rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities, adjusted for credit losses inherent in the portfolio. Therefore, the Company has categorized loan investments as Level 3 within the fair value hierarchy described above. Upon the Company’s election to become a BDC, these financial instruments are recorded at fair value on a recurring basis.

Warrants:  The Company values its warrants using the Black-Scholes valuation model incorporating the following material assumptions:

•	Underlying asset value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding.

•	Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on guideline publicly traded companies within indices similar in nature to the underlying company issuing the warrant. A total of seven such indices were used. The weighted average volatility assumptions used for the warrant valuation at December 31, 2010, 2009 and 2008 were 30%, 29% and 25%, respectively.

•	The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant.

•	Other adjustments, including a marketability discount on private company warrants, are estimated based on management’s judgment about the general industry environment. The marketability discount used for the warrant valuation at December 31, 2010, 2009 and 2008 was 20%.

The fair value of the Company’s warrants held in publicly traded companies is determined based on inputs that are readily available in public markets or can be derived from information available in public markets. Therefore, the Company has categorized these warrants as Level 2 within the fair value hierarchy described in Note 2. The fair value of the Company’s warrants held in private companies is determined using both observable and unobservable inputs and represents management’s best estimate of what market participants would use in pricing the warrants at the measurement date. Therefore, the Company has categorized these warrants as Level 3 within the fair value hierarchy described above. These financial instruments are recorded at fair value on a recurring basis.

Borrowings:  The carrying amount of borrowings under the revolving credit facility approximates its fair value due to the short duration and variable interest rate of this debt. Additionally, the Company considers its creditworthiness in determining the fair value of such borrowings. These financial instruments are not recorded at fair value on a recurring basis.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Interest rate swap derivatives:  The fair value of the Company’s interest rate swap derivative instruments is estimated as the amount the Company would pay to terminate its swaps at the balance sheet date, taking into account current interest rates and the creditworthiness of the counterparty for assets and the creditworthiness of the Company for liabilities. The Company has categorized these derivative instruments as Level 2 within the fair value hierarchy described above. These financial instruments are recorded at fair value on a recurring basis.

Off-balance-sheet instruments:  Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. Off-balance-sheet instruments are not recorded at fair value on a recurring basis.

The following tables detail the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2010 and 2009, and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	December 31, 2010
	Total	Level 1	Level 2	Level 3

Loan investments	$130,234	$—	$—	$130,234

Equity investments	$351	$209	$—	$142

Warrant investments	$6,225	$—	$1,976	$4,249

Interest rate swap liability	$258	$—	$258	$—

	December 31, 2009
	Total	Level 1	Level 2	Level 3

Warrant assets	$2,458	$—	$448	$2,010

Interest rate swap liability	$768	$—	$768	$—

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets:

	Post-IPO as a BDC
	October 29, 2010 to December 31, 2010
	Loan	Warrant	Equity
	Investments	Investments	Investments	Total

Level 3 assets, beginning of period	$—	$3,715	$—	$3,715
Transfers into Level 3 upon election to BDC	125,741	—	142	125,883
Purchase of investments	19,316	—	—	19,316
Warrants received and classified as Level 3	—	192	—	192
Principal payments received on investments	(14,273)	—	—	(14,273)
Unrealized (depreciation)/ appreciation included in earnings	(48)	528	—	480
Other	(502)	(186)	—	(688)

Level 3 assets, end of period	$130,234	$4,249	$142	$134,625

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

	Pre-IPO Prior to becoming a BDC
	January 1,		March 4,
	2010		2008
	through	Year Ended	through
	October 28,	December 31,	December 31,
	2010	2009	2008

Warrants
Level 3 assets, beginning of period	$2,010	$557	$—
Warrants received and classified as Level 3	927	535	515
Unrealized appreciation included in earnings	780	918	42
Other	(2)	—	—

Level 3 assets, end of period	$3,715	$2,010	$557

The total change in unrealized appreciation (depreciation)included in the statement of operations attributable to Level 3 investments still held at December 31, 2010 includes $48 depreciation on loans and $1,505 appreciation on warrants.

The Company discloses fair value information about financial instruments, whether or not recognized in the statement of assets and liabilities, for which it is practicable to estimate that value. Certain financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value amounts for 2010 and 2009 have been measured as of the year-end date, and have not been reevaluated or updated for purposes of these financial statements subsequent to that date. As such, the fair values of these financial instruments subsequent to the reporting date may be different than amounts reported at year-end.

As of December 31, 2010 and 2009, the recorded book balances and fair values of the Company’s financial instruments were as follows:

	December 31, 2010		December 31, 2009
	Recorded		Recorded
	Book		Book
	Balance	Fair Value	Balance	Fair Value

Financial Assets:
Cash & cash equivalents	$76,793	$76,793	$9,892	$9,892
Investments:
Debt	$130,234	$130,234	$109,496	$110,654
Warrants	$6,225	$6,225	$2,458	$2,458
Equity	$351	$351	$—	$—
Interest receivable	$1,938	$1,938	$1,452	$1,452
Financial Liabilities:
Borrowings	$87,425	$87,425	$64,166	$64,166
Interest rate swap liability	$258	$258	$768	$768

Off-balance-sheet instruments

The Company assumes interest rate risk (the risk that general interest rate levels will change) as a result of its normal operations. As a result, the fair values of the Company’s financial instruments will change when interest rate levels change and that change may be either favorable or unfavorable to the Company. Management attempts to match maturities of assets and liabilities to the extent believed necessary to minimize interest rate risk. Management

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

monitors rates and maturities of assets and liabilities and attempts to minimize interest rate risk by adjusting terms of new loans and by investing in securities with terms that mitigate the Company’s overall interest rate risk.

Note 6.	Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that the asset coverage, as defined in the 1940 Act, is at least 200% after such borrowings. As of December 31, 2010, the asset coverage for borrowed amounts was 243%.

The Company entered into a Revolving Credit Facility (the “Credit Facility”) with WestLB, AG, New York Branch (“WestLB”) effective March 4, 2008. The facility limit is $125 million at December 31, 2010.

The Credit Facility has a three year initial revolving term and on March 3, 2011 the revolving term ended. The balance at that time of $92,712 will be amortized based on loan investment payments received over four years. The interest rate is based upon the one-month LIBOR plus a spread of 2.50%. The rates at December 31, 2010 and 2009 were 2.76% and 2.73%, respectively, and the average rates for the years ending December 31, 2010, 2009 and 2008 were 2.78%, 2.85%, and 5.00%, respectively.

The Credit Facility is collateralized by all loans and warrants held by the Company’s subsidiary, Credit I, and permits an advance rate of up to 75% of eligible loans held by the Credit I. The Credit Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Credit Facility to certain criteria for qualified loans, and includes portfolio company concentration limits as defined in the related loan agreement. The average amounts of borrowings were approximately $77,000 and $71,000 for the years ended December 31, 2010 and 2009, respectively. At December 31, 2010 the Company had available borrowing capacity of approximately $37,500 and had actual borrowings outstanding of $87,425 on the Credit Facility.

Note 7.	Federal Income Tax

The Company intends to elect to be treated as a RIC under Subchapter M of the Code and to distribute substantially all of its respective net taxable income. Accordingly, no provision for federal income tax has been recorded in the financial statements. Taxable income differs from net increase in net assets resulting from operations primarily due to unrealized appreciation on investments as investment gains and losses are not included in taxable income until they are realized.

The following reconciles net increase in net assets resulting from operations to taxable income for the period from October 29, 2010 to December 31, 2010:

Net increase in net assets resulting from operations	$3,419
Net unrealized appreciation on investments	(1,449)
Other temporary differences	143

Taxable income before deductions for distributions	$2,113

The tax character of distributions paid during the period from October 29, 2010 to December 31, 2010 was as follows:

Ordinary income	$1,502
Long-term capital gains	160

Total	$1,662

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

As of December 31, 2010 the components of undistributed ordinary income earnings on a tax basis were as follows:

Undistributed long-term gain	$451
Unrealized appreciation	1,449

Total	$1,900

Note 8.	Financial Instruments with Off-Balance-Sheet Risk

In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated balance sheet. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was approximately $26,500 and $5,400 as of December 31, 2010 and 2009, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. Commitments may also include a financial or non-financial milestone that has to be achieved before the commitment can be drawn. Commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Note 9.	Concentrations of Credit Risk

The Company’s loan portfolio consists primarily of loans to development-stage companies at various stages of development in the technology, life science, healthcare information and services and cleantech industries. Many of these companies may have relatively limited operating histories and also may experience variation in operating results. Many of these companies conduct business in regulated industries and could be affected by changes in government regulations. Most of the Company’s borrowers will need additional capital to satisfy their continuing working capital needs and other requirements, and in many instances, to service the interest and principal payments on the loans.

The largest loans may vary from year to year as new loans are recorded and repaid. The Company’s five largest loans represented approximately 31% and 28% of total loans outstanding as of December 31, 2010 and 2009, respectively. No single loan represents more than 10% of the total loans as of December 31, 2010 and 2009. Loan income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest loans accounted for approximately 22%, 23% and 21% of total loan interest and fee income for the years ended December 31, 2010, 2009 and 2008, respectively.

Note 10:	Interest Rate Swaps and Hedging Activities

On October 14, 2008, the Company entered into two interest rate swap agreements (collectively, the “Swap”) with WestLB, fixing the rate of $10 million at 3.58% and $15 million at 3.20% on the first advances of a like amount of variable rate Credit Facility borrowings. The $15 million interest rate swap expired in October 2010 and the $10 million will expire in October 2011. The objective of the Swap was to hedge the risk of changes in cash flows associated with the future interest payments on the first $25 million of the variable rate Credit Facility debt with a combined notional amount of $25 million.

During the period from October 29, 2010 to December 31, 2010, approximately $85 of net unrealized appreciation from the Swap was recorded in the statement of operations, and approximately $42 of net realized losses from the Swap was recorded in the statement of operations.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Prior to the Company’s election to become a BDC, the Swap was designated as a hedging instrument and the Company applied cash flow hedge accounting. The Swap was recorded in the statement of assets and liabilities at fair value, and any related increases or decreases in the fair value were recognized within accumulated other comprehensive income.

The Company assessed the effectiveness of the Swap on a quarterly basis. The Company had considered the impact of the current credit crisis in the United States in assessing the risk of counterparty default. As most of the critical terms of the hedging instruments and hedged items matched, the hedging relationship was considered to be highly effective. No ineffectiveness on the Swap was recognized during the period from January 1, 2010 to October 28, 2010, and the years ended December 31, 2009 and 2008, respectively.

Note 11:	Subsequent Events

On February 11, 2011, the Company formed, as wholly owned subsidiaries, Longview SBIC GP LLC and Longview SBIC LP (collectively, “Horizon SBIC”) in anticipation of receiving a license to operate a small business investment company (“SBIC”) from the Small Business Administration (“SBA”). When licensed, Longview SBIC LP will issue SBA-guaranteed debentures at long-term fixed rates. On March 1, 2011, the Company applied for exemptive relief from the Securities and Exchange Commission to permit the Company to exclude the debt of the Longview SBIC LP from the consolidated asset coverage ratio.

Note 12:	Financial Highlights

The financial highlights for the Company are as follows:(1)

	Post-IPO as a
	Business
	Development
	Company
	October 29, 2010 to
	December 31, 2010

Per share data:
Net asset value at beginning of period	N/A	(2)
Issuance of common stock and capital contributions	N/A	(2)
Dividend declared and distributions to members	N/A	(2)
Offering costs	N/A	(2)
Net investment income	N/A	(2)
Realized gain (loss) on investments	N/A	(2)
Unrealized appreciation (depreciation) on investments	N/A	(2)
Net asset value at end of period	$16.75
Per share market value, end of period	$14.44
Total return based on a market value	22.7	%(3)
Shares outstanding at end of period	7,593,422
Ratios to average net assets:
Expenses without incentive fees	9.8	%(3)
Incentive fees	2.8	%(3)
Total expenses	12.6	%(3)
Net investment income without incentive fees	11.8	%(3)
Average net asset value	$90,205

(1)	Years prior to becoming a public company are not presented in the financial highlights because the Company did not record assets at fair value, therefore the information would not be meaningful.

(2)	Per share data is not provided as the Company did not have shares of common stock outstanding or an equivalent prior to the October 28, 2010 IPO.

(3)	Annualized.

Horizon Technology Finance Corporation and Subsidiaries

Notes to Consolidated Financial Statements — (Continued)
(In thousands, except shares and per share data)

Note 13:	Selected Quarterly Financial Data (Unaudited)

	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010

Total investment income	$4,956	$5,189	$4,270	$3,793
Net investment income	2,507	3,256	2,508	2,113
Net realized and unrealized gain (loss)	2,063	1,711	(366)	202
Net increase in net asset resulting from operations	4,570	5,287	2,259	2,617
Earnings per share	N/A	N/A	N/A	N/A
Net asset value per share at period end	$16.75	N/A	N/A	N/A

	December 31,	September 30,	June 30,	March 31,
	2009	2009	2009	2009

Total investment income	$4,155	$4,169	$3,746	$3,256
Net investment income	2,492	2,393	1,998	1,673
Net realized and unrealized gain (loss)	498	(55)	143	445
Net increase in net asset resulting from operations	3,343	2,004	1,884	2,083
Earnings per share	N/A	N/A	N/A	N/A
Net asset value per share at period end	N/A	N/A	N/A	N/A

$250,000,000

Horizon Technology Finance Corporation

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

Units

And

1,322,669 Shares of Common Stock
Offered by the Selling Stockholders

PRELIMINARY PROSPECTUS

Part C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Horizon Technology Finance Corporation (the “Registrant” or the “Company”) are included in Part A of this registration statement (this “Registration Statement):

Page

UNAUDITED FINANCIAL STATEMENTS
Consolidated Statements of Assets and Liabilities as of September 30, 2011 and December 31, 2010 (unaudited)	F-2
Consolidated Statements of Operations for the three and nine months ended September 30, 2011 and 2010 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2011 and 2010 (unaudited)	F-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 2011 and 2010 (unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2011 and December 31, 2010 (unaudited)	F-6
Notes to the Consolidated Financial Statements (unaudited)	F-12
AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-28
Consolidated Statements of Assets and Liabilities as of December 31, 2010 and 2009	F-29
Consolidated Statements of Operations for the Period from October 29, 2010 to December 31, 2010, the Period from January 1, 2010 to October 28, 2010, the Year Ended December 31, 2009, and the Period from March 4, 2008 (Inception) to December 31, 2008
F-30
Consolidated Statements of Changes in Net Assets for the Period from October 29, 2010 to December 31, 2010, the Period from January 1, 2010 to October 28, 2010, the Year Ended December 31, 2009, and the Period from March 4, 2008 (Inception) to December 31, 2008
F-31
Consolidated Statements of Cash Flows for the Period from October 29, 2010 to December 31, 2010, the Period from January 1, 2010 to October 28, 2010, the Year Ended December 31, 2009, and the Period from March 4, 2008 (Inception) to December 31, 2008
F-32
Consolidated Schedules of Investments as of December 31, 2010 and 2009	F-33
Notes to the Consolidated Financial Statements	F-39

2.	Exhibits

Exhibit No.	Description

(a)	Amended and Restated Certificate of Incorporation (Incorporated by reference to Exhibit(a) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)
(b)	Amended and Restated Bylaws (Incorporated by reference to Exhibit(b) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)
(d)(1)	Form of Stock Certificate (Incorporated by reference to Exhibit(d) of the Company’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 19, 2010)
(d)(2)	Form of Certificate of Designation for Preferred Stock**
(d)(3)	Form of Subscription Certificate**

Exhibit No.	Description

(d)(4)	Form of Indenture**
(d)(5)	Form of Subscription Agent Agreement**
(d)(6)	Form of Warrant Agreement**
(e)	Form of Dividend Reinvestment Plan (Incorporated by reference to Exhibit(e) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)
(f)(1)	Credit and Security Agreement by and among Horizon Credit I LLC, WestLB AG, New York Branch, U.S. Bank National Association, as custodian and paying agent, and WestLB AG, New York Branch, as agent, dated as of March 4, 2008 (Incorporated by reference to Exhibit(f)(1) of the Company’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-165570, filed on June 4, 2010)
(f)(2)	First Amendment of Transaction Documents by and among Horizon Credit I LLC, WestLB AG, New York Branch, U.S. Bank National Association, as custodian and paying agent, WestLB AG, New York Branch, as agent, Horizon Technology Finance Management LLC, and Lyon Financial Services, Inc., dated as of September 30, 2008 (Incorporated by reference to Exhibit(f)(2) of the Company’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-165570, filed on June 4, 2010)
(f)(3)	Second Amendment of Transaction Documents by and among Horizon Credit I LLC, WestLB AG, New York Branch, as the lender and agent, and U.S. Bank National Association, as custodian, dated as of October 7, 2008 (Incorporated by reference to Exhibit(f)(3) of the Company’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-165570, filed on June 4, 2010)
(f)(4)	Third Amendment of Transaction Documents by and among Horizon Credit I LLC, Compass Horizon Funding Company LLC, WestLB AG, New York Branch, as the lender and agent, and U.S. Bank National Association, as custodian, dated as of June 25, 2010 (Incorporated by reference to Exhibit(f)(4) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)
(f)(5)	Sale and Contribution Agreement by and between Compass Horizon Funding Company LLC and Horizon Credit I LLC, dated as of March 4, 2008 (Incorporated by reference to Exhibit(f)(5) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)
(f)(6)	Loan and Security Agreement by and among Horizon Credit II LLC and Wells Fargo Capital Finance, LLC, as arranger and administrative agent, dated as of July 14, 2011 (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on July 18, 2011)
(f)(7)	Sale and Servicing Agreement by and among Horizon Credit II LLC, Horizon Technology Finance Management LLC, U.S. Bank National Association, Wells Fargo Capital Finance, LLC and the Company dated as of July 14, 2011 (Incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on July 18, 2011)
(g)	Form of Investment Management Agreement (Incorporated by reference to Exhibit(g) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)
(h)(1)	Form of Underwriting Agreement for equity securities**
(h)(2)	Form of Underwriting Agreement for debt securities**
(j)	Form of Custody Agreement (Incorporated by reference to Exhibit(j) of the Company’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 19, 2010)
(k)(1)	Form of Administration Agreement (Incorporated by reference to Exhibit(k)(1) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)
(k)(2)	Form of Trademark License Agreement by and between the Company and Horizon Technology Finance, LLC (Incorporated by reference to Exhibit(k)(2) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 2, 2010)

Exhibit No.	Description

(k)(3)	Form of Registration Rights Agreement among Compass Horizon Partners, LP, HTF-CHF Holdings LLC and the Company (Incorporated by reference to Exhibit(k)(3) of the Company’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 3330-165570, filed on July 2, 2010)
(k)(4)	Form of Exchange Agreement by and among Compass Horizon Partners, LP, HTF-CHF Holdings LLC, Compass Horizon Funding Company LLC and the Company (Incorporated by reference to Exhibit(k)(4) of the Company’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, File No. 333-165570, filed July 19, 2010)
(l)	Form of Opinion and Consent of Squire, Sanders & Dempsey (US) LLP, counsel to the Company**
(n)	Consent of Independent Registered Public Accounting Firm**
(r)(1)	Code of Ethics of the Company (Incorporated by reference to Exhibit(r)(1) of the Company’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 19, 2010)
(r)(2)	Code of Ethics and Personal Trading Policy of the Advisor (Incorporated by reference to Exhibit(r)(2) of the Company’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, File No. 333-165570, filed on July 19, 2010)

**	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fee	$31,076
FINRA filing fee	$27,616
NASDAQ Global Market listing fee	$130,000	*
Printing expenses	$215,000	*
Accounting fees and expenses	$200,000	*
Legal fees and expenses	$500,000	*
Miscellaneous fees and expenses	10,000	*

Total	$1,113,692	*

*	Estimated for filing purposes.

All of the expenses set forth above shall be borne by the Registrant. However, underwriting discounts and commissions with respect to the Selling Stockholder Shares will be borne by any selling stockholders.

Item 28.	Persons Controlled by or Under Common Control

•	Compass Horizon Funding Company LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant

•	Horizon Credit I LLC, a Delaware limited liability company and wholly-owned subsidiary of Compass Horizon Funding Company LLC, which is a wholly-owned subsidiary of the Registrant

•	Horizon Credit II LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant

•	Longview SBIC GP LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant

•	Longview SBIC LP, a Delaware limited partnership and wholly-owned subsidiary of the Registrant

All subsidiaries listed above are included in the Registrant’s consolidated financial statements as of September 30, 2011 and December 31, 2010.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock as of December 13, 2011:

Title of Class	Number of Record Holders

Common Stock, $0.001 par value	4

Item 30.	Indemnification

The information contained under the heading “Description of Common Stock That We May Issue — Limitations of liability and indemnification” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The investment management agreement (the “Investment Management Agreement”) provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Horizon Technology Finance Management LLC (the “Advisor”) and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the Investment Management Agreement or otherwise as an investment adviser of the Registrant.

The administration agreement (the “Administration Agreement”) provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Horizon Technology Finance Management LLC (in such capacity, the “Administrator”) and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

Each of the underwriting agreement relating to equity securities and the underwriting agreement relating to debt securities (each, an “Underwriting Agreement”) provides that each of the Registrant, the Advisor and the Administrator jointly and severally agrees to indemnify and hold harmless the underwriters listed on Schedule A to the applicable Underwriting Agreement (each an “Underwriter”), its affiliates, as such term is defined in Rule 501(b) under the Securities Act, its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against specified liabilities for actions taken in their capacity as such, including liabilities under the Securities Act. The Underwriting Agreement also provides that each Underwriter severally agrees to indemnify and hold harmless the Registrant, its directors, its officers, each person, if any, who controls the Registrant, the Advisor or the Administrator within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the Advisor and the Administrator against specified liabilities for actions taken in their capacity as such.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31.	Business and Other Connections of Investment Advisor

A description of any other business, profession, vocation or employment of a substantial nature in which our Advisor and each managing director, director or executive officer of our Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “Our Advisor.” Additional information regarding our Advisor and its executive officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-71141), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032;

(2)	the Transfer Agent, BNY Mellon Shareowner Services, Newport Office Center VII, 480 Washington Boulevard, Jersey City, New Jersey 07310;

(3)	the Custodian, Bank of America, N.A., 100 West 33rd Street, New York, New York 1001; and

(4)	the Advisor, Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of its common stock until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3)	The Registrant hereby undertakes, in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof; and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering.

(4) The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall e deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is part of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) The Registrant hereby undertakes:

(a)	for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington, and State of Connecticut, on the 15th day of December, 2011.

Horizon Technology Finance Corporation

By:	/s/ Robert D. Pomeroy, Jr. Name: Robert D. Pomeroy, Jr.

Title:	Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

The Registrant and each person whose signature appears below constitutes and appoints Robert D. Pomeroy, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file any and all amendments to this Registration Statement, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on December 15, 2011. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name		Title

/s/ Robert D. Pomeroy, Jr. Robert D. Pomeroy, Jr.		Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

/s/ Christopher M. Mathieu Christopher M. Mathieu		Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Gerald A. Michaud Gerald A. Michaud		President and Director

/s/ David P. Swanson David P. Swanson		Director

/s/ James J. Bottiglieri James J. Bottiglieri		Director

/s/ Edmund V. Mahoney Edmund V. Mahoney		Director

/s/ Brett N. Silvers Brett N. Silvers		Director

/s/ Christopher B. Woodward Christopher B. Woodward		Director

*By:	/s/ Robert D. Pomeroy, Jr. Attorney-in-fact